UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2018 through April 30, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer Global High
                        Yield Fund

--------------------------------------------------------------------------------
                        Semiannual Report | April 30, 2019
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PGHYX
                        Class C     PGYCX
                        Class Y     GHYYX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16


Financial Statements                                                         39

Notes to Financial Statements                                                46

Trustees, Officers and Service Providers                                     63

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 3

Portfolio Management Discussion | 4/30/19

In the following interview, Andrew Feltus discusses the market environment and the performance of Pioneer Global High Yield Fund during the six-month period ended April 30, 2019. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer) is the lead manager of the Fund, which is co-managed by Kenneth J. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer.

Q     How did the Fund perform during the six-month period ended April 30, 2019?

A Pioneer Global High Yield Fund's Class A shares returned 4.11% at net asset value during the six-month period ended April 30, 2019, while the Fund's benchmarks, the Bloomberg Barclays Global High Yield Index (the Bloomberg Barclays Index) and the ICE Bank of America Merrill Lynch (BofA
      ML) U.S. High Yield Index, returned 5.41% and 5.55%, respectively. During the same period, the average return of the 717 mutual funds in Morningstar's High Yield Bond Funds category was 4.69%.

Q Could you please describe the market environment for global high-yield investors during the six-month period ended April 30, 2019?

A Late 2018 saw investor sentiment for riskier assets weaken due to a range of concerns, including U.S.-China trade tensions, softening economic growth overseas, Italy's budget crisis, and political uncertainty. In mid-December, the U.S. Federal Reserve (the Fed) met expectations and raised its short- term rate target rate to the 2.25% to 2.50% range, its fourth rate hike in calendar year 2018, while also noting the potential for additional rate increases in 2019. In combination with signs of slowing global economic growth and yet another setback in the "Brexit" negotiations in the United Kingdom, fears that the Fed would overshoot on interest rates led to a spike in volatility in the market for risk assets. December 2018 saw the 10-year U.S. Treasury yield decline from 3.01% to 2.69%, as investors sought a safe haven from the market turmoil. Energy-related issues declined sharply as crude oil prices plunged over the fourth quarter, mainly due to concerns about a weaker demand outlook and higher-than-expected supply driven in part by a loosening of U.S. sanctions on Iran.

      Risk-oriented assets rebounded sharply in January of 2019, however, as the Fed pivoted on monetary policy and took on a less aggressive tone, announcing an early end to its balance-sheet reduction program while also

4 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 indicating it would become more "data dependent" with regard to interest rates, thus putting further increases on hold, at least temporarily. In addition to the Fed's policy actions, weak economic data out of the euro zone and China led to renewed monetary accommodations from both the European Central Bank and the People's Bank of China. Modest progress on trade matters, a firming in oil prices, and positive corporate earnings reports also helped boost credit-market sentiment during the first quarter of 2019. While the overall pace of gains moderated and there was some interim market volatility over the final weeks of the period, credit-sensitive assets continued to outperform interest-rate-sensitive issues through the end of April.

Q What were the principal factors that affected the Fund's benchmark-relative performance over the six-month period ended April 30, 2019?

A Within the U.S., high-yield corporate bond market, a portfolio overweight to energy-related companies detracted from the Fund's benchmark-relative returns, as energy issues struggled in the wake of late-2018's sharp decline in crude oil prices. We have since moved the Fund closer to a neutral weight in energy, given the volatility we have seen in that market segment. Another detractor from the Fund's benchmark-relative performance during the period was the portfolio's allocation to credit-default-swap index securities. As part of our efforts to maintain an appropriate level of portfolio liquidity, we utilized the swap indices to achieve a portion of the Fund's U.S. high- yield exposure. In an environment that featured declining Treasury yields over the six-month period, those instruments acted as a modest drag on the Fund's relative returns due to their lack of duration and corresponding interest-rate sensitivity. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      Modest out-of-benchmark positions in leveraged bank loans and insurance-linked securities (ILS), the latter of which are sponsored by insurance companies to help mitigate the risk of having to pay claims in the wake of natural disasters, also detracted from the Fund's benchmark-relative performance over the period. Despite the setback, we still like both bank loans and ILS due to their potential to help mitigate the impact of any rise in interest rates, as well as their relative lack of correlation with traditional fixed-income instruments.

      Positive contributors to the Fund's relative results during the period included a modest underweight to the emerging markets and an underweight to Europe. The portfolio's underweight to the emerging


                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 5 markets -- where we have favored corporates over sovereign issues in order to help manage exposure to idiosyncratic risk -- aided the Fund's benchmark-relative performance, with contributions highlighted by a position in Russian aluminum producer RUSAL, which saw its bond price rebound as implementation of U.S. sanctions was cancelled in December of 2018. That positive was offset in part by the Fund's position in Nostrum Oil & Gas, as the energy producer reported poor results over successive quarters.

      The Fund's underweight to Europe helped relative performance as a weakening euro versus the U.S. dollar (USD) weighed on the region's returns. Meanwhile, European high-yield bonds underperformed U.S. high yield due to low coupons, slowing economic growth, and a volatile political situation. In addition, our hedging of the Fund's exposure to issues denominated in the euro and British pound benefited benchmark-relative results over the six-month period.

      With regard to individual portfolio holdings of U.S. high-yield securities, the biggest detractors from the Fund's benchmark-relative results for the period were primarily energy issuers. In particular, the debt of Sanchez Energy hurt relative performance as the company reported a series of poor quarterly results, which led to concerns about whether the driller would have enough cash to complete its planned projects. We trimmed the Fund's position during the period. Individual positions that contributed positively to the Fund's benchmark-relative performance during the period included the debt of Cardtronic and the convertible bonds of Insmed. Cash management and ATM services company Cardtronic posted strong results during the period, while biopharmaceutical firm Insmed saw rapid uptake of its new treatment for a rare lung disease.

Q Did the Fund have any investments in derivative securities during the six-month period ended April 30, 2019, and did the derivative positions have an effect on benchmark-relative performance?

A Yes, as noted earlier, we invested in some credit-default-swap indices in an attempt to manage the portfolio's exposure to the high-yield corporate sector during periods of asset flows into or out of the Fund. The investments experienced positive returns overall, but detracted slightly from the Fund's relative returns. We also used forward foreign currency contracts (currency forwards) and options on currencies to manage currency risk in the portfolio. Both the currency forwards and the currency options were small positive contributors to the Fund's relative returns, with the forwards benefiting from the fact that the euro declined relative to the USD over the six-month period.

6 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

Q Did the Fund's distributions* to shareholders change during the six-month period ended April 30, 2019?

A The Fund's distributions remained relatively stable during the six months, despite volatility in both Treasury yields and credit spreads. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q     What is your investment outlook?

A In our view, credit fundamentals remain largely supportive for the high-yield market. The outlook for U.S. economic growth and corporate earnings remains positive. Unemployment is low, wages have been trending modestly higher, and consumer balance sheets are sound in aggregate. While economic growth in 2019 is expected to be in the modest 2% to 2.5% range, we believe that rate should be sufficient to maintain current fundamentals.

      Risks to the outlook include slowing economic growth overseas, as the economies of both China and Europe disappointed in 2018, leading to central-bank easing that could help conditions going forward. In addition, while the U.S.-China trade dispute does not appear to have weighed heavily on the global economy to date, any adverse development on that front would not be supportive of risk-market sentiment. The run-up to the 2020 U.S. presidential election also has the potential to blur the outlook.

      From a technical perspective, high-yield issuance has shown restraint with respect to lower-rated deals in the CCC quality range as well as deals designed to finance large leveraged buyouts or special shareholder-friendly corporate actions.

      In broad terms, the Fund is overweight to the U.S. market, while we've maintained a conservative stance within high-yield corporates and moderate exposure to bank loans and ILS. We view high-yield valuations in Europe as somewhat inexpensive, but have kept an essentially neutral Fund positioning with respect to our long-term target for the region, given currency risk.

      Relative to the benchmark Bloomberg Barclays Global High Yield Index, the Fund is underweight in Europe, and we are underweighting the portfolio in the emerging markets, with a focus on corporates that are less interest-rate sensitive compared with sovereign issues.

*     Distributions are not guaranteed.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 7

Please refer to the Schedule of Investments on pages 16-38 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc. for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

Portfolio Summary | 4/30/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           76.5%
Foreign Government Bonds                                                   7.3%
Insurance-Linked Securities                                                4.5%
Senior Secured Floating Rate Loan Interests                                3.2%
U.S. Government and Agency Obligations                                     3.1%
Convertible Corporate Bonds                                                1.8%
Collateralized Mortgage Obligations                                        1.6%
Convertible Preferred Stocks                                               0.8%
Common Stocks                                                              0.7%
Supranational Bonds                                                        0.2%
Over The Counter (OTC) Currency Put Options Purchased                      0.2%
Asset Backed Securities                                                    0.1%
Rights/Warrants                                                            0.0%+
Over The Counter (OTC) Call Options Purchased                              0.0%+

+     Amount rounds to less than 0.1%.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments based on country of domicile)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                                              50.3%
Luxembourg                                                                  7.0%
Bermuda                                                                     4.3%
Netherlands                                                                 3.9%
Argentina                                                                   3.7%
Mexico                                                                      2.8%
France                                                                      2.6%
United Kingdom                                                              2.3%
Canada                                                                      2.3%
Ireland                                                                     2.0%
Cayman Islands                                                              1.9%
Turkey                                                                      1.7%
Egypt                                                                       1.5%
Brazil                                                                      1.2%
Uruguay                                                                     1.1%
Other (individually less than 1%)                                          11.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Bills, 5/21/19                                                       3.06%
--------------------------------------------------------------------------------------------
 2. Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                                      1.32
--------------------------------------------------------------------------------------------
 3. Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%, 6/1/22                     1.06
--------------------------------------------------------------------------------------------
 4. Sprint Corp., 7.25%, 9/15/21                                                       1.05
--------------------------------------------------------------------------------------------
 5. Bausch Health Cos., Inc., 4.5%, 5/15/23                                            1.05
--------------------------------------------------------------------------------------------
 6. YPF SA, 6.95%, 7/21/27 (144A)                                                      1.02
--------------------------------------------------------------------------------------------
 7. Platin 1426 GmbH, 5.375%, 6/15/23 (144A)                                           0.88
--------------------------------------------------------------------------------------------
 8. eDreams ODIGEO SA, 5.5%, 9/1/23 (144A)                                             0.85
--------------------------------------------------------------------------------------------
 9. Frontier Communications Corp., 8.75%, 4/15/22                                      0.83
--------------------------------------------------------------------------------------------
10. Hidrovias International Finance S.a.r.l., 5.95%, 1/24/25 (144A)                    0.82
--------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 9

Prices and Distributions | 4/30/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                  4/30/19                        10/31/18
--------------------------------------------------------------------------------
            A                     $8.62                           $8.51
--------------------------------------------------------------------------------
            C                     $8.60                           $8.49
--------------------------------------------------------------------------------
            Y                     $8.47                           $8.36
--------------------------------------------------------------------------------

Distributions per Share: 11/1/18-4/30/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Net Investment    Short-Term      Long-Term       Tax Return
          Class      Income        Capital Gains   Capital Gains    of Capital
--------------------------------------------------------------------------------
            A       $0.2320           $ --            $ --            $ --
--------------------------------------------------------------------------------
            C       $0.1975           $ --            $ --            $ --
--------------------------------------------------------------------------------
            Y       $0.2373           $ --            $ --            $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------

The Bloomberg Barclays Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the Barclays U.S. High-Yield, Barclays Pan-European High-Yield, Barclays U.S. Emerging Markets High-Yield, and Barclays Pan-European Emerging Markets High-Yield Indices. The ICE BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-13.

10 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

Performance Update | 4/30/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index.

Average Annual Total Returns
(As of April 30, 2019)
------------------------------------------------------
                                  BBG         ICE
                                  Barclays    BofA
              Net      Public     Global      ML U.S.
              Asset    Offering    High       High
              Value    Price      Yield       Yield
Period        (NAV)    (POP)      Index       Index
------------------------------------------------------
10 years      9.32%     8.81%     10.07%      10.19%
5 years       2.41      1.47       3.96        4.84
1 year        2.18     -2.42       3.48        6.71
------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
------------------------------------------------------
Gross
------------------------------------------------------
1.17%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Global   Bloomberg Barclays   ICE BofA
                      High Yield       Global High          ML U.S. High
                      Fund             Yield Index          Yield Index
4/09                  $ 9,550          $10,000              $10,000
4/10                  $15,447          $14,498              $14,420
4/11                  $17,806          $16,680              $16,350
4/12                  $17,556          $17,422              $17,186
4/13                  $19,826          $20,013              $19,599
4/14                  $20,666          $21,496              $20,833
4/15                  $20,288          $21,322              $21,368
4/16                  $19,404          $21,657              $21,082
4/17                  $21,735          $24,120              $23,962
4/18                  $22,778          $25,229              $24,732
4/19                  $23,274          $26,107              $26,391

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charge been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 11

Performance Update | 4/30/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index.

Average Annual Total Returns
(As of April 30, 2019)
------------------------------------------------------
                                  BBG         ICE
                                  Barclays    BofA
                                  Global      ML U.S.
                                  High        High
              If       If         Yield       Yield
Period        Held     Redeemed    Index      Index
------------------------------------------------------
10 years      8.55%    8.55%      10.07%      10.19%
5 years       1.69     1.69        3.96        4.84
1 year        1.40     1.40        3.48        6.71
------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
------------------------------------------------------
Gross
------------------------------------------------------
1.90%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Global   Bloomberg Barclays   ICE BofA
                      High Yield       Global High          ML U.S. High
                      Fund             Yield Index          Yield Index
4/09                  $10,000          $10,000              $10,000
4/10                  $16,076          $14,498              $14,420
4/11                  $18,407          $16,680              $16,350
4/12                  $18,055          $17,422              $17,186
4/13                  $20,237          $20,013              $19,599
4/14                  $20,894          $21,496              $20,833
4/15                  $20,384          $21,322              $21,368
4/16                  $19,333          $21,657              $21,082
4/17                  $21,509          $24,120              $23,962
4/18                  $22,407          $25,229              $24,732
4/19                  $22,721          $26,107              $26,391

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

Performance Update | 4/30/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index.

Average Annual Total Returns
(As of April 30, 2019)
------------------------------------------------------
                               BBG           ICE
                               Barclays      BofA
                   Net         Global        ML U.S.
                   Asset       High          High
                   Value       Yield         Yield
Period             (NAV)       Index         Index
------------------------------------------------------
10 years           9.58%       10.07%        10.19%
5 years            2.68         3.96          4.84
1 year             2.50         3.48          6.71
------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
------------------------------------------------------
Gross
------------------------------------------------------
0.92%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Global   Bloomberg Barclays   ICE BofA
                      High Yield       Global High          ML U.S. High
                      Fund             Yield Index          Yield Index
4/09                  $ 5,000,000          $ 5,000,000      $ 5,000,000
4/10                  $ 8,100,039          $ 7,249,008      $ 7,210,199
4/11                  $ 9,348,992          $ 8,340,098      $ 8,174,832
4/12                  $ 9,253,519          $ 8,710,821      $ 8,593,176
4/13                  $10,481,055          $10,006,453      $ 9,799,632
4/14                  $10,935,660          $10,748,070      $10,416,630
4/15                  $10,764,016          $10,661,235      $10,683,940
4/16                  $10,307,764          $10,828,473      $10,541,165
4/17                  $11,588,663          $12,060,094      $11,980,943
4/18                  $12,177,649          $12,614,370      $12,366,040
4/19                  $12,481,687          $13,053,394      $13,195,510

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from November 1, 2018, through April 30, 2019.

----------------------------------------------------------------------------------------
Share Class                                     A               C              Y
----------------------------------------------------------------------------------------
Beginning Account                          $1,000.00       $1,000.00       $1,000.00
Value on 11/1/18
----------------------------------------------------------------------------------------
Ending Account Value (after expenses)      $1,041.10       $1,037.00       $1,042.50
on 4/30/19
----------------------------------------------------------------------------------------
Expenses Paid During Period*               $    6.22       $    9.90       $    4.71
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.23%, 1.96% and 0.93% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2018, through April 30, 2019.

----------------------------------------------------------------------------------------
Share Class                                     A               C              Y
----------------------------------------------------------------------------------------
Beginning Account                          $1,000.00       $1,000.00       $1,000.00
Value on 11/1/18
----------------------------------------------------------------------------------------
Ending Account Value (after expenses)      $1,018.70       $1,015.08       $1,020.18
on 4/30/19
----------------------------------------------------------------------------------------
Expenses Paid During Period*               $    6.16       $    9.79       $    4.66
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.23%, 1.96% and 0.93% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 15

Schedule of Investments | 4/30/19 (unaudited)

-------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                       Value
-------------------------------------------------------------------------------------------------------------------------
                                   UNAFFILIATED ISSUERS -- 97.1%
                                   COMMON STOCKS -- 0.6% of Net Assets
                                   Construction & Engineering -- 0.0%+
         6,013,974(a)              Abengoa SA, Class B                                                       $     90,427
                                                                                                             ------------
                                   Total Construction & Engineering                                          $     90,427
-------------------------------------------------------------------------------------------------------------------------
                                   Household Durables -- 0.0%+
         1,443,476(a)              Desarrolladora Homex SAB de CV                                            $      9,449
                                                                                                             ------------
                                   Total Household Durables                                                  $      9,449
-------------------------------------------------------------------------------------------------------------------------
                                   Oil, Gas & Consumable Fuels -- 0.6%
         5,735,146^(a)             Ascent CNR Corp.                                                          $  1,290,408
            74,262                 Frontera Energy Corp.                                                          656,053
                                                                                                             ------------
                                   Total Oil, Gas & Consumable Fuels                                         $  1,946,461
-------------------------------------------------------------------------------------------------------------------------
                                   Paper & Forest Products -- 0.0%+
           459,481                 Emerald Plantation Holdings, Ltd.                                         $     27,569
                                                                                                             ------------
                                   Total Paper & Forest Products                                             $     27,569
-------------------------------------------------------------------------------------------------------------------------
                                   TOTAL COMMON STOCKS
                                   (Cost $11,902,006)                                                        $  2,073,906
-------------------------------------------------------------------------------------------------------------------------
                                   CONVERTIBLE PREFERRED STOCKS --
                                   0.8% of Net Assets
                                   Banks -- 0.8%
               979(b)              Bank of America Corp., 7.25%                                              $  1,292,779
             1,033(b)              Wells Fargo & Co., 7.5%                                                      1,350,586
                                                                                                             ------------
                                   Total Banks                                                               $  2,643,365
-------------------------------------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE PREFERRED STOCKS
                                   (Cost $2,489,585)                                                         $  2,643,365
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
-------------------------------------------------------------------------------------------------------------------------
                                   ASSET BACKED SECURITY -- 0.1% of Net Assets
           450,000                 InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                                   11/15/46 (144A)                                                           $    458,316
-------------------------------------------------------------------------------------------------------------------------
                                   TOTAL ASSET BACKED SECURITY
                                   (Cost $450,000)                                                           $    458,316
-------------------------------------------------------------------------------------------------------------------------
                                   COLLATERALIZED MORTGAGE OBLIGATIONS --
                                   1.5% of Net Assets
           630,000(c)              BAMLL Commercial Mortgage Securities Trust, Series
                                   2016-FR14, Class C, 1.347%, 2/27/48 (144A)                                $    563,850
           801,628(c)              Banc of America Commercial Mortgage Trust, Series 2007-4,
                                   Class H, 5.86%, 2/10/51 (144A)                                                 765,555
           997,162(c)              COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                                   Class B, 5.802%, 5/15/46                                                     1,000,377
            71,211(c)              COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                                   Class C, 5.802%, 5/15/46                                                        73,269
           750,000(d)              COMM Mortgage Trust, Series 2014-FL5, Class D, 3.87%
                                   (1 Month USD LIBOR + 400 bps), 10/15/31 (144A)                                 741,475

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
           400,000(c)              JP Morgan Chase Commercial Mortgage Securities Trust,
                                   Series 2013-LC11, Class D, 4.307%, 4/15/46                                $    353,385
           750,000(c)              Morgan Stanley Bank of America Merrill Lynch Trust, Series
                                   2014-C17, Class D, 4.859%, 8/15/47 (144A)                                      714,427
           500,000(c)              Ready Capital Mortgage Trust, Series 2019-5, Class E,
                                   5.647%, 2/25/52 (144A)                                                         410,297
           425,000(c)              Wells Fargo Commercial Mortgage Trust, Series 2014-LC18,
                                   Class D, 3.957%, 12/15/47 (144A)                                               391,048
           100,000(c)              WFRBS Commercial Mortgage Trust, Series 2011-C4,
                                   Class E, 5.397%, 6/15/44 (144A)                                                 98,523
-------------------------------------------------------------------------------------------------------------------------
                                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                   (Cost $4,904,657)                                                         $  5,112,206
-------------------------------------------------------------------------------------------------------------------------
                                   CONVERTIBLE CORPORATE BONDS --
                                   1.8% of Net Assets
                                   Airlines -- 0.1%
           520,000                 GOL Equity Finance SA, 3.75%, 7/15/24 (144A)                              $    454,876
                                                                                                             ------------
                                   Total Airlines                                                            $    454,876
-------------------------------------------------------------------------------------------------------------------------
                                   Banks -- 0.0%+
IDR 11,178,198,000^                PT Bakrie & Brothers Tbk, 0.0%, 12/22/22                                  $     78,443
                                                                                                             ------------
                                   Total Banks                                                               $     78,443
-------------------------------------------------------------------------------------------------------------------------
                                   Biotechnology -- 0.7%
           353,000                 Alder Biopharmaceuticals, Inc., 2.5%, 2/1/25                              $    338,582
           945,000                 Insmed, Inc., 1.75%, 1/15/25                                                   983,391
           700,000                 Medicines Co., 2.75%, 7/15/23                                                  640,219
           229,000                 Medicines Co., 3.5%, 1/15/24 (144A)                                            328,150
                                                                                                             ------------
                                   Total Biotechnology                                                       $  2,290,342
-------------------------------------------------------------------------------------------------------------------------
                                   Building Materials -- 0.3%
           850,000                 Cemex SAB de CV, 3.72%, 3/15/20                                           $    845,705
                                                                                                             ------------
                                   Total Building Materials                                                  $    845,705
-------------------------------------------------------------------------------------------------------------------------
                                   Healthcare-Products -- 0.2%
           618,000                 Wright Medical Group, Inc., 1.625%, 6/15/23 (144A)                        $    671,241
                                                                                                             ------------
                                   Total Healthcare-Products                                                 $    671,241
-------------------------------------------------------------------------------------------------------------------------
                                   Media -- 0.2%
           798,000                 DISH Network Corp., 2.375%, 3/15/24                                       $    693,629
                                                                                                             ------------
                                   Total Media                                                               $    693,629
-------------------------------------------------------------------------------------------------------------------------
                                   Transportation -- 0.3%
           875,000                 Golar LNG, Ltd., 2.75%, 2/15/22                                           $    820,312
                                                                                                             ------------
                                   Total Transportation                                                      $    820,312
-------------------------------------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE CORPORATE BONDS
                                   (Cost $6,632,181)                                                         $  5,854,548
----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 17

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   CORPORATE BONDS -- 74.4% of Net Assets
                                   Advertising -- 0.6%
         2,340,000                 MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                   $  1,977,300
                                                                                                             ------------
                                   Total Advertising                                                         $  1,977,300
-------------------------------------------------------------------------------------------------------------------------
                                   Aerospace & Defense -- 0.5%
           685,000                 Bombardier, Inc., 7.5%, 3/15/25 (144A)                                    $    687,569
         1,037,000                 Bombardier, Inc., 7.875%, 4/15/27 (144A)                                     1,043,481
                                                                                                             ------------
                                   Total Aerospace & Defense                                                 $  1,731,050
-------------------------------------------------------------------------------------------------------------------------
                                   Airlines -- 1.0%
           596,036                 Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                               $    602,741
         1,210,000                 Latam Finance, Ltd., 6.875%, 4/11/24 (144A)                                  1,245,683
         1,385,000                 Latam Finance, Ltd., 7.0%, 3/1/26 (144A)                                     1,417,894
                                                                                                             ------------
                                   Total Airlines                                                            $  3,266,318
-------------------------------------------------------------------------------------------------------------------------
                                   Apparel -- 0.3%
EUR      1,025,000                 Takko Luxembourg 2 SCA, 5.375%, 11/15/23 (144A)                           $    957,502
                                                                                                             ------------
                                   Total Apparel                                                             $    957,502
-------------------------------------------------------------------------------------------------------------------------
                                   Auto Manufacturers -- 0.3%
           825,000                 Ford Motor Credit Co. LLC, 5.584%, 3/18/24                                $    867,507
                                                                                                             ------------
                                   Total Auto Manufacturers                                                  $    867,507
-------------------------------------------------------------------------------------------------------------------------
                                   Auto Parts & Equipment -- 1.2%
EUR      1,070,000                 Garrett LX I S.a.r.l./Garrett Borrowing LLC, 5.125%,
                                   10/15/26 (144A)                                                           $  1,173,632
EUR        919,000                 LKQ European Holdings BV, 4.125%, 4/1/28 (144A)                              1,081,523
EUR        925,000                 Panther BF Aggregator 2 LP/Panther Finance Co., Inc.,
                                   4.375%, 5/15/26 (144A)                                                       1,065,188
           733,000                 Titan International, Inc., 6.5%, 11/30/23                                      703,680
                                                                                                             ------------
                                   Total Auto Parts & Equipment                                              $  4,024,023
-------------------------------------------------------------------------------------------------------------------------
                                   Banks -- 5.9%
         1,150,000                 Akbank TAS, 5.125%, 3/31/25                                               $    989,863
         2,000,000(b)(c)           Alfa Bank AO Via Alfa Bond Issuance Plc, 8.0% (5 Year USD
                                   Swap Rate + 666 bps)                                                         1,958,400
ARS      8,000,000(d)              Banco de la Ciudad de Buenos Aires, 49.577% (BADLARPP +
                                   399 bps), 12/5/22                                                               93,048
           725,000(b)(c)           Banco do Brasil SA, 9.0% (5 Year CMT Index + 636 bps)                          772,125
         1,400,000(b)(c)           Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                         1,447,250
         1,762,000(b)(c)           BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
                                   415 bps) (144A)                                                              1,797,240
           410,000(b)(c)           BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                                   631 bps) (144A)                                                                432,037
           759,000(b)(c)           Credit Suisse Group AG, 7.125% (5 Year USD Swap
                                   Rate + 511 bps)                                                                791,258
         2,230,000                 Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                              1,979,125
         1,565,000                 Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                1,388,937
         2,435,000(b)(c)           ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                          2,464,707

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   Banks (continued)
           950,000(b)(c)           Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate +
                                   546 bps) (144A)                                                           $    930,411
         1,660,000(b)(c)           Lloyds Banking Group Plc, 7.5% (5 Year USD Swap
                                   Rate + 450 bps)                                                              1,722,665
         1,122,000                 Provident Funding Associates LP/PFG Finance Corp., 6.375%,
                                   6/15/25 (144A)                                                               1,049,070
         1,325,000                 QNB Finansbank AS, 4.875%, 5/19/22 (144A)                                    1,248,283
           465,000(b)(c)           Societe Generale SA, 8.0% (5 Year USD 1100 Run ICE
                                   Swap Rate + 587 bps) (144A)                                                    503,944
             9,000(c)              Turkiye Vakiflar Bankasi TAO, 8.0% (5 Year USD Swap Rate +
                                   585 bps), 11/1/27 (144A)                                                         7,303
                                                                                                             ------------
                                   Total Banks                                                               $ 19,575,666
-------------------------------------------------------------------------------------------------------------------------
                                   Building Materials -- 0.6%
EUR        690,000                 Cemex SAB de CV, 2.75%, 12/5/24 (144A)                                    $    790,702
EUR        954,000                 Cemex SAB de CV, 3.125%, 3/19/26 (144A)                                      1,094,355
           323,000                 Summit Material LLC/Summit Materials Finance Corp.,
                                   6.5%, 3/15/27 (144A)                                                           333,901
                                                                                                             ------------
                                   Total Building Materials                                                  $  2,218,958
-------------------------------------------------------------------------------------------------------------------------
                                   Chemicals -- 2.9%
         1,275,000                 Braskem Netherlands Finance BV, 4.5%, 1/10/28 (144A)                      $  1,249,500
EUR      1,920,000                 INEOS Finance Plc, 2.875%, 5/1/26 (144A)                                     2,143,660
EUR      1,335,000                 Kraton Polymers LLC/Kraton Polymers Capital Corp., 5.25%,
                                   5/15/26 (144A)                                                               1,550,508
         2,750,000                 Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%,
                                   4/30/26 (144A)                                                               2,557,500
EUR        729,000                 OCI NV, 5.0%, 4/15/23 (144A)                                                   863,083
         1,218,000                 Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                                   4/1/25 (144A)                                                                1,151,010
                                                                                                             ------------
                                   Total Chemicals                                                           $  9,515,261
-------------------------------------------------------------------------------------------------------------------------
                                   Coal -- 0.2%
           670,000                 SunCoke Energy Partners LP/SunCoke Energy Partners
                                   Finance Corp., 7.5%, 6/15/25 (144A)                                       $    675,862
                                                                                                             ------------
                                   Total Coal                                                                $    675,862
-------------------------------------------------------------------------------------------------------------------------
                                   Commercial Services -- 3.1%
EUR      1,355,000                 Avis Budget Finance Plc, 4.75%, 1/30/26 (144A)                            $  1,581,263
           860,000                 Cardtronics, Inc./Cardtronics USA, Inc., 5.5%,
                                   5/1/25 (144A)                                                                  847,100
EUR        695,000                 Intertrust Group BV, 3.375%, 11/15/25 (144A)                                   814,953
EUR        705,000                 Loxam SAS, 6.0%, 4/15/25 (144A)                                                836,125
           560,000                 Prime Security Services Borrower LLC/Prime Finance, Inc.,
                                   5.25%, 4/15/24 (144A)                                                          561,400
           590,000                 Prime Security Services Borrower LLC/Prime Finance, Inc.,
                                   5.75%, 4/15/26 (144A)                                                          596,018
         1,237,000                 Prime Security Services Borrower LLC/Prime Finance, Inc.,
                                   9.25%, 5/15/23 (144A)                                                        1,303,736

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   Commercial Services (continued)
MXN     14,000,000                 Red de Carreteras de Occidente SAPIB de CV, 9.0%,
                                   6/10/28 (144A)                                                            $    708,187
         1,430,000                 Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                            1,215,500
           315,000                 United Rentals North America, Inc., 5.25%, 1/15/30                             316,575
           460,000                 United Rentals North America, Inc., 6.5%, 12/15/26                             492,200
           979,000                 Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                                 1,035,293
                                                                                                             ------------
                                   Total Commercial Services                                                 $ 10,308,350
-------------------------------------------------------------------------------------------------------------------------
                                   Distribution & Wholesale -- 0.5%
         1,820,000                 Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                       $  1,820,000
                                                                                                             ------------
                                   Total Distribution & Wholesale                                            $  1,820,000
-------------------------------------------------------------------------------------------------------------------------
                                   Diversified Financial Services -- 4.0%
EUR      1,250,000                 Alliance Data Systems Corp., 4.5%, 3/15/22 (144A)                         $  1,434,762
           471,000                 Alpha Holding SA de CV, 10.0%, 12/19/22 (144A)                                 450,982
           700,000                 Avation Capital SA, 6.5%, 5/15/21 (144A)                                       700,000
         1,644,000                 Banco BTG Pactual SA, 5.5%, 1/31/23 (144A)                                   1,657,358
         1,525,000                 Credito Real SAB de CV SOFOM ER, 7.25%, 7/20/23 (144A)                       1,578,375
         2,615,000                 Financiera Independencia SAB de CV SOFOM ENR, 8.0%,
                                   7/19/24 (144A)                                                               2,297,931
           900,000                 Mongolian Mortgage Corp. Hfc LLC, 9.75%, 1/29/22 (144A)                        913,500
         3,470,000                 Nationstar Mortgage LLC/Nationstar Capital Corp.,
                                   6.5%, 6/1/22                                                                 3,416,909
           900,000                 Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
                                   6.375%, 12/15/22 (144A)                                                        929,250
                                                                                                             ------------
                                   Total Diversified Financial Services                                      $ 13,379,067
-------------------------------------------------------------------------------------------------------------------------
                                   Electric -- 1.8%
           530,000(c)              AES Gener SA, 7.125% (5 Year USD Swap Rate +
                                   464 bps), 3/26/79 (144A)                                                  $    555,175
         1,150,000                 Cemig Geracao e Transmissao SA, 9.25%, 12/5/24 (144A)                        1,265,000
           587,000                 Clearway Energy Operating LLC, 5.75%, 10/15/25 (144A)                          600,207
           425,000(b)(c)           Electricite de France SA, 5.25% (10 Year USD Swap Rate +
                                   371 bps) (144A)                                                                429,250
         1,120,000                 Genneia SA, 8.75%, 1/20/22 (144A)                                              887,040
         1,350,000                 Light Servicos de Eletricidade SA/Light Energia SA, 7.25%,
                                   5/3/23 (144A)                                                                1,370,250
         1,045,821                 Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                                   894,177
            16,000                 Talen Energy Supply LLC, 4.6%, 12/15/21                                         15,440
                                                                                                             ------------
                                   Total Electric                                                            $  6,016,539
-------------------------------------------------------------------------------------------------------------------------
                                   Electrical Components & Equipment -- 1.6%
EUR      1,505,000                 Belden, Inc., 2.875%, 9/15/25 (144A)                                      $  1,727,163
EUR        815,000                 Belden, Inc., 3.375%, 7/15/27 (144A)                                           937,338
EUR      2,250,000                 Belden, Inc., 3.875%, 3/15/28 (144A)                                         2,610,035
                                                                                                             ------------
                                   Total Electrical Components & Equipment                                   $  5,274,536
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   Engineering & Construction -- 0.4%
EUR      1,200,000                 Novafives SAS, 5.0%, 6/15/25 (144A)                                       $  1,261,029
                                                                                                             ------------
                                   Total Engineering & Construction                                          $  1,261,029
-------------------------------------------------------------------------------------------------------------------------
                                   Entertainment -- 3.8%
GBP        900,000                 AMC Entertainment Holdings, Inc., 6.375%, 11/15/24                        $  1,173,256
EUR      1,175,000                 Cirsa Finance International S.a.r.l., 6.25%, 12/20/23 (144A)                 1,399,044
EUR      1,870,000                 Codere Finance 2 Luxembourg SA, 6.75%, 11/1/21 (144A)                        2,007,448
         1,330,000                 Codere Finance 2 Luxembourg SA, 7.625%, 11/1/21 (144A)                       1,235,687
         1,373,000                 Enterprise Development Authority, 12.0%, 7/15/24 (144A)                      1,407,325
EUR      2,125,000                 Intralot Capital Luxembourg SA, 5.25%, 9/15/24 (144A)                        1,201,569
EUR      1,124,000                 Scientific Games International, Inc., 3.375%, 2/15/26 (144A)                 1,241,300
EUR      1,312,000                 Scientific Games International, Inc., 5.5%, 2/15/26 (144A)                   1,427,588
           506,000                 Scientific Games International, Inc., 8.25%, 3/15/26 (144A)                    524,343
           809,000                 Scientific Games International, Inc., 10.0%, 12/1/22                           851,473
                                                                                                             ------------
                                   Total Entertainment                                                       $ 12,469,033
-------------------------------------------------------------------------------------------------------------------------
                                   Environmental Control -- 0.9%
           957,000                 Covanta Holding Corp., 6.0%, 1/1/27                                       $    973,748
           945,000                 GFL Environmental, Inc., 8.5%, 5/1/27 (144A)                                   984,463
         1,081,000                 Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                                 1,094,513
                                                                                                             ------------
                                   Total Environmental Control                                               $  3,052,724
-------------------------------------------------------------------------------------------------------------------------
                                   Food -- 4.2%
           754,000                 Albertsons Cos. LLC/Safeway, Inc./New Albertsons
                                   LP/Albertson's LLC, 5.75%, 3/15/25                                        $    748,345
           266,000                 Albertsons Cos. LLC/Safeway, Inc./New Albertsons
                                   LP/Albertson's LLC, 7.5%, 3/15/26 (144A)                                       281,960
         1,285,000                 C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                            1,281,787
         1,635,000                 JBS USA LUX SA/JBS USA Finance, Inc., 5.75%,
                                   6/15/25 (144A)                                                               1,671,787
         2,100,000                 JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
                                   2/15/28 (144A)                                                               2,220,750
           505,000                 JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
                                   6.5%, 4/15/29 (144A)                                                           535,300
         4,591,000                 Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                                4,264,259
           660,000                 Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                                    652,245
         1,250,000                 Nova Austral SA, 8.25%, 5/26/21 (144A)                                       1,178,125
           713,000                 Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                                  736,173
           555,000                 Simmons Foods, Inc., 5.75%, 11/1/24 (144A)                                     510,600
                                                                                                             ------------
                                   Total Food                                                                $ 14,081,331
-------------------------------------------------------------------------------------------------------------------------
                                   Forest Products & Paper -- 0.5%
         1,659,000                 Schweitzer-Mauduit International, Inc., 6.875%,
                                   10/1/26 (144A)                                                            $  1,704,623
                                                                                                             ------------
                                   Total Forest Products & Paper                                             $  1,704,623
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 21

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   Healthcare-Services -- 1.7%
         1,043,000                 Centene Corp., 5.625%, 2/15/21                                            $  1,059,949
           495,000                 CHS/Community Health Systems, Inc., 6.25%, 3/31/23                             482,006
           488,000                 HCA, Inc., 5.625%, 9/1/28                                                      519,720
           324,000                 HCA, Inc., 5.875%, 2/1/29                                                      348,705
         1,887,000                 Rede D'or Finance S.a.r.l., 4.95%, 1/17/28 (144A)                            1,773,780
           787,000                 Surgery Centre Holdings, Inc., 10.0%, 4/15/27 (144A)                           808,643
           755,000                 WellCare Health Plans, Inc., 5.25%, 4/1/25                                     779,537
                                                                                                             ------------
                                   Total Healthcare-Services                                                 $  5,772,340
-------------------------------------------------------------------------------------------------------------------------
                                   Home Builders -- 2.5%
           750,000                 Beazer Homes USA, Inc., 5.875%, 10/15/27                                  $    676,875
         1,984,000                 Beazer Homes USA, Inc., 6.75%, 3/15/25                                       1,914,560
           637,000                 KB Home, 6.875%, 6/15/27                                                       664,869
         2,079,000                 Lennar Corp., 4.75%, 11/15/22                                                2,127,960
           810,000                 Lennar Corp., 4.75%, 11/29/27                                                  825,755
           870,000                 Meritage Homes Corp., 6.0%, 6/1/25                                             922,200
         1,325,000                 Taylor Morrison Communities, Inc./Taylor Morrison
                                   Holdings II, Inc., 5.875%, 4/15/23 (144A)                                    1,363,201
                                                                                                             ------------
                                   Total Home Builders                                                       $  8,495,420
-------------------------------------------------------------------------------------------------------------------------
                                   Home Furnishings -- 0.6%
EUR      1,695,000                 International Design Group S.p.A., 6.5%, 11/15/25 (144A)                  $  1,899,297
                                                                                                             ------------
                                   Total Home Furnishings                                                    $  1,899,297
-------------------------------------------------------------------------------------------------------------------------
                                   Household Products & Wares -- 0.4%
EUR      1,400,000                 Diamond BC BV, 5.625%, 8/15/25 (144A)                                     $  1,506,531
                                                                                                             ------------
                                   Total Household Products & Wares                                          $  1,506,531
-------------------------------------------------------------------------------------------------------------------------
                                   Internet -- 1.4%
EUR      2,390,000                 eDreams ODIGEO SA, 5.5%, 9/1/23 (144A)                                    $  2,725,479
EUR      1,250,000                 Netflix, Inc., 3.875%, 11/15/29 (144A)                                       1,435,993
           408,000                 Netflix, Inc., 4.375%, 11/15/26                                                403,410
                                                                                                             ------------
                                   Total Internet                                                            $  4,564,882
-------------------------------------------------------------------------------------------------------------------------
                                   Iron & Steel -- 1.2%
           770,000                 Commercial Metals Co., 5.375%, 7/15/27                                    $    758,450
           758,000                 Commercial Metals Co., 5.75%, 4/15/26                                          765,580
         2,598,000                 Metinvest BV, 7.75%, 4/23/23 (144A)                                          2,543,562
                                                                                                             ------------
                                   Total Iron & Steel                                                        $  4,067,592
-------------------------------------------------------------------------------------------------------------------------
                                   Leisure Time -- 0.6%
         2,027,000                 Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                              $  2,016,865
                                                                                                             ------------
                                   Total Leisure Time                                                        $  2,016,865
-------------------------------------------------------------------------------------------------------------------------
                                   Lodging -- 0.7%
         1,315,000                 Grupo Posadas SAB de CV, 7.875%, 6/30/22 (144A)                           $  1,298,563
           883,000                 MGM Resorts International, 5.5%, 4/15/27                                       910,594
                                                                                                             ------------
                                   Total Lodging                                                             $  2,209,157
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   Machinery-Diversified -- 0.9%
EUR      2,542,000                 Platin 1426 GmbH, 5.375%, 6/15/23 (144A)                                  $  2,838,116
                                                                                                             ------------
                                   Total Machinery-Diversified                                               $  2,838,116
-------------------------------------------------------------------------------------------------------------------------
                                   Media -- 1.7%
           600,000                 Altice Finco SA, 8.125%, 1/15/24 (144A)                                   $    621,000
           850,000                 Altice Luxembourg SA, 7.75%, 5/15/22 (144A)                                    865,937
         1,400,000                 CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%,
                                   5/1/27 (144A)                                                                1,421,000
           541,000                 Clear Channel Worldwide Holdings, Inc., 9.25%,
                                   2/15/24 (144A)                                                                 582,251
           575,000                 CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                         592,325
           515,000                 Sinclair Television Group, Inc., 5.875%, 3/15/26 (144A)                        517,575
EUR        800,000                 Ziggo BV, 4.25%, 1/15/27 (144A)                                                935,705
                                                                                                             ------------
                                   Total Media                                                               $  5,535,793
-------------------------------------------------------------------------------------------------------------------------
                                   Metal Fabricate & Hardware -- 0.3%
           900,000                 Novelis Corp., 5.875%, 9/30/26 (144A)                                     $    914,625
                                                                                                             ------------
                                   Total Metal Fabricate & Hardware                                          $    914,625
-------------------------------------------------------------------------------------------------------------------------
                                   Mining -- 2.0%
           745,000                 Coeur Mining, Inc., 5.875%, 6/1/24                                        $    707,750
         1,430,000                 First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)                          1,338,837
           931,000                 Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                                   965,913
           375,000                 Rusal Capital, DAC, 4.85%, 2/1/23 (144A)                                       363,413
         2,650,000                 Rusal Capital, DAC, 5.125%, 2/2/22 (144A)                                    2,614,384
           500,000                 Vedanta Resources Ltd., 6.375%, 7/30/22 (144A)                                 487,750
                                                                                                             ------------
                                   Total Mining                                                              $  6,478,047
-------------------------------------------------------------------------------------------------------------------------
                                   Miscellaneous Manufacturers -- 0.8%
         1,725,000                 Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                           $  1,725,000
           951,000                 EnPro Industries, Inc., 5.75%, 10/15/26 (144A)                                 977,153
                                                                                                             ------------
                                   Total Miscellaneous Manufacturers                                         $  2,702,153
-------------------------------------------------------------------------------------------------------------------------
                                   Multi-National -- 0.2%
IDR  8,430,000,000                 Inter-American Development Bank, 7.875%, 3/14/23                          $    596,223
                                                                                                             ------------
                                   Total Multi-National                                                      $    596,223
-------------------------------------------------------------------------------------------------------------------------
                                   Oil & Gas -- 7.6%
           332,000                 Calumet Specialty Products Partners LP/Calumet Finance
                                   Corp., 6.5%, 4/15/21                                                      $    321,210
           714,000                 Centennial Resource Production LLC, 6.875%, 4/1/27 (144A)                      739,882
         1,144,000                 Ensign Drilling, Inc., 9.25%, 4/15/24 (144A)                                 1,145,899
           264,211(d)              EP PetroEcuador via Noble Sovereign Funding I, Ltd., 8.24%
                                   (3 Month USD LIBOR + 563 bps), 9/24/19                                         264,211
           880,000                 Great Western Petroleum LLC/Great Western Finance Corp.,
                                   9.0%, 9/30/21 (144A)                                                           715,000
         1,055,000                 Gulfport Energy Corp., 6.0%, 10/15/24                                          925,108
           587,000                 Halcon Resources Corp., 6.75%, 2/15/25                                         377,147

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 23

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   Oil & Gas (continued)
         1,040,000                 Hilcorp Energy I LP/Hilcorp Finance Co., 5.0%,
                                   12/1/24 (144A)                                                            $  1,032,200
           901,000                 Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                           835,678
           175,000                 MEG Energy Corp., 7.0%, 3/31/24 (144A)                                         165,977
         1,135,000                 Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                            1,143,512
         1,765,000                 Nostrum Oil & Gas Finance BV, 7.0%, 2/16/25 (144A)                           1,185,197
         1,965,000                 Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                           1,402,126
         1,434,000                 Oasis Petroleum, Inc., 6.875%, 3/15/22                                       1,439,378
         1,460,000                 Parsley Energy LLC/Parsley Finance Corp., 5.375%,
                                   1/15/25 (144A)                                                               1,483,269
           250,000                 Parsley Energy LLC/Parsley Finance Corp., 6.25%,
                                   6/1/24 (144A)                                                                  259,375
           415,000                 PBF Holding Co. LLC/PBF Finance Corp., 7.0%, 11/15/23                          426,931
         1,100,000                 Petroleum Co. of Trinidad & Tobago, Ltd., 9.75%,
                                   8/14/19 (144A)                                                               1,078,275
         1,873,000                 SEPLAT Petroleum Development Co. Plc, 9.25%,
                                   4/1/23 (144A)                                                                1,947,920
         2,070,000                 Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                         2,028,600
           150,000                 SM Energy Co., 6.125%, 11/15/22                                                151,500
           945,000                 SM Energy Co., 6.75%, 9/15/26                                                  904,838
         1,590,000                 Transocean, Inc., 7.25%, 11/1/25 (144A)                                      1,574,100
         3,875,000                 YPF SA, 6.95%, 7/21/27 (144A)                                                3,294,525
ARS     22,125,000                 YPF SA, 16.5%, 5/9/22 (144A)                                                   321,892
                                                                                                             ------------
                                   Total Oil & Gas                                                           $ 25,163,750
-------------------------------------------------------------------------------------------------------------------------
                                   Oil & Gas Services -- 1.5%
         1,000,000                 Archrock Partners LP/Archrock Partners Finance Corp.,
                                   6.0%, 10/1/22                                                             $  1,007,500
           730,000                 Archrock Partners LP/Archrock Partners Finance Corp.,
                                   6.875%, 4/1/27 (144A)                                                          760,112
           402,000                 Calfrac Holdings LP, 8.5%, 6/15/26 (144A)                                      333,660
         1,015,000                 Exterran Energy Solutions LP/EES Finance Corp.,
                                   8.125%, 5/1/25                                                               1,050,525
           778,000                 FTS International, Inc., 6.25%, 5/1/22                                         764,385
           505,000                 SESI LLC, 7.75%, 9/15/24                                                       372,437
           573,000                 USA Compression Partners LP/USA Compression Finance
                                   Corp., 6.875%, 9/1/27 (144A)                                                   603,083
                                                                                                             ------------
                                   Total Oil & Gas Services                                                  $  4,891,702
-------------------------------------------------------------------------------------------------------------------------
                                   Packaging & Containers -- 0.9%
EUR        700,000(e)              ARD Finance SA, 6.625% (7.375% PIK 6.625%
                                   cash), 9/15/23                                                            $    796,482
EUR        410,000                 Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
                                   6.75%, 5/15/24 (144A)                                                          485,291
           630,000                 Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
                                   7.25%, 5/15/24 (144A)                                                          663,736
EUR        890,000                 Crown European Holdings SA, 2.875%, 2/1/26 (144A)                            1,043,789
                                                                                                             ------------
                                   Total Packaging & Containers                                              $  2,989,298
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   Pharmaceuticals -- 2.2%
           370,000                 Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)                        $    403,069
EUR      2,975,000                 Bausch Health Cos., Inc., 4.5%, 5/15/23                                      3,366,769
           511,000                 Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)                               514,935
           755,000                 Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)                                 795,581
           354,000                 Horizon Pharma USA, Inc., 6.625%, 5/1/23                                       364,620
           318,000                 Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)                                  329,861
EUR      1,315,000                 Rossini S.a.r.l., 6.75%, 10/30/25 (144A)                                     1,591,378
                                                                                                             ------------
                                   Total Pharmaceuticals                                                     $  7,366,213
-------------------------------------------------------------------------------------------------------------------------
                                   Pipelines -- 3.2%
           750,000                 American Midstream Partners LP/American Midstream
                                   Finance Corp., 9.5%, 12/15/21 (144A)                                      $    721,875
         1,233,000                 Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27                        1,285,402
           745,000                 Cheniere Energy Partners LP, 5.25%, 10/1/25                                    759,900
         1,033,000                 DCP Midstream Operating LP, 5.6%, 4/1/44                                       981,350
         1,500,000                 Delek Logistics Partners LP/Delek Logistics Finance Corp.,
                                   6.75%, 5/15/25                                                               1,500,000
           868,000                 Energy Transfer Operating LP, 5.5%, 6/1/27                                     943,101
         1,085,000                 Energy Transfer Operating LP, 5.875%, 1/15/24                                1,184,354
         1,110,000                 Genesis Energy LP/Genesis Energy Finance Corp.,
                                   6.25%, 5/15/26                                                               1,098,900
         1,395,000                 Genesis Energy LP/Genesis Energy Finance Corp.,
                                   6.5%, 10/1/25                                                                1,401,557
           850,000                 Targa Resources Partners LP/Targa Resources Partners
                                   Finance Corp., 4.25%, 11/15/23                                                 848,961
                                                                                                             ------------
                                   Total Pipelines                                                           $ 10,725,400
-------------------------------------------------------------------------------------------------------------------------
                                   REITS -- 1.0%
EUR      1,140,000                 Equinix, Inc., 2.875%, 2/1/26                                             $  1,316,048
         1,970,000                 Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
                                   6.0%, 4/15/23 (144A)                                                         1,891,200
                                                                                                             ------------
                                   Total REITS                                                               $  3,207,248
-------------------------------------------------------------------------------------------------------------------------
                                   Retail -- 0.4%
           995,000                 Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                                $  1,042,262
           525,000                 JC Penney Corp., Inc., 5.875%, 7/1/23 (144A)                                   448,875
                                                                                                             ------------
                                   Total Retail                                                              $  1,491,137
-------------------------------------------------------------------------------------------------------------------------
                                   Software -- 0.5%
           589,000                 Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                          $    549,242
           961,000                 SS&C Technologies, Inc., 5.5%, 9/30/27 (144A)                                  985,626
                                                                                                             ------------
                                   Total Software                                                            $  1,534,868
-------------------------------------------------------------------------------------------------------------------------
                                   Telecommunications -- 5.8%
           800,000                 Altice France SA, 6.25%, 5/15/24 (144A)                                   $    820,000
         1,047,000                 Altice France SA, 8.125%, 2/1/27 (144A)                                      1,094,115
         1,267,000                 CenturyLink, Inc., 5.625%, 4/1/25                                            1,247,995
         2,820,000                 Digicel, Ltd., 6.0%, 4/15/21 (144A)                                          2,483,010

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 25

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   Telecommunications (continued)
         3,875,000                 Frontier Communications Corp., 8.75%, 4/15/22                             $  2,683,437
           775,000                 Frontier Communications Corp., 11.0%, 9/15/25                                  501,812
         1,233,000                 Millicom International Cellular SA, 6.25%, 3/25/29 (144A)                    1,276,155
         2,090,000                 MTN Mauritius Investments, Ltd., 5.373%, 2/13/22 (144A)                      2,113,015
         3,235,000                 Sprint Corp., 7.25%, 9/15/21                                                 3,388,663
           860,000                 Sprint Corp., 7.625%, 3/1/26                                                   860,000
         2,100,000(f)              Windstream Services LLC/Windstream Finance Corp.,
                                   8.625%, 10/31/25 (144A)                                                      2,068,500
           312,000(f)              Windstream Services LLC/Windstream Finance Corp.,
                                   8.75%, 12/15/24 (144A)                                                          68,640
                                                                                                             ------------
                                   Total Telecommunications                                                  $ 18,605,342
-------------------------------------------------------------------------------------------------------------------------
                                   Transportation -- 1.6%
         1,000,000(d)              Golar LNG Partners LP, 8.934% (3 Month USD LIBOR +
                                   625 bps), 5/18/21 (144A)                                                  $  1,010,000
         2,645,000                 Hidrovias International Finance S.a.r.l., 5.95%,
                                   1/24/25 (144A)                                                               2,627,014
         2,905,025(f)              Inversiones Alsacia SA, 8.0%, 12/31/18 (144A)                                   72,626
         1,725,000                 Navios South American Logistics, Inc./Navios Logistics
                                   Finance US, Inc., 7.25%, 5/1/22 (144A)                                       1,582,687
                                                                                                             ------------
                                   Total Transportation                                                      $  5,292,327
-------------------------------------------------------------------------------------------------------------------------
                                   Water -- 0.4%
         1,350,000                 Aegea Finance S.a.r.l., 5.75%, 10/10/24 (144A)                            $  1,354,725
                                                                                                             ------------
                                   Total Water                                                               $  1,354,725
-------------------------------------------------------------------------------------------------------------------------
                                   TOTAL CORPORATE BONDS
                                   (Cost $256,784,829)                                                       $246,395,730
-------------------------------------------------------------------------------------------------------------------------
                                   FOREIGN GOVERNMENT BONDS -- 7.0% of Net Assets
                                   Angola -- 0.4%
         1,132,000                 Angolan Government International Bond, 8.25%,
                                   5/9/28 (144A)                                                             $  1,183,544
                                                                                                             ------------
                                   Total Angola                                                              $  1,183,544
-------------------------------------------------------------------------------------------------------------------------
                                   Argentina -- 2.0%
           875,000                 Argentine Republic Government International Bond,
                                   6.875%, 1/26/27                                                           $    627,375
         1,850,000                 Argentine Republic Government International Bond,
                                   7.5%, 4/22/26                                                                1,387,500
         2,000,000                 Autonomous City of Buenos Aires Argentina, 7.5%,
                                   6/1/27 (144A)                                                                1,605,000
           501,544                 Province of Salta Argentina, 9.5%, 3/16/22 (144A)                              485,244
         1,840,000                 Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (144A)                      1,184,776
         1,665,000                 Provincia del Chubut Argentina, 7.75%, 7/26/26 (144A)                        1,286,212
                                                                                                             ------------
                                   Total Argentina                                                           $  6,576,107
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   Bahrain -- 0.3%
           780,000                 Bahrain Government International Bond, 7.0%,
                                   10/12/28 (144A)                                                           $    842,400
                                                                                                             ------------
                                   Total Bahrain                                                             $    842,400
-------------------------------------------------------------------------------------------------------------------------
                                   Cote D'Ivoire -- 0.2%
EUR        725,000                 Ivory Coast Government International Bond, 5.125%,
                                   6/15/25 (144A)                                                            $    831,534
                                                                                                             ------------
                                   Total Cote D'Ivoire                                                       $    831,534
-------------------------------------------------------------------------------------------------------------------------
                                   Dominican Republic -- 0.3%
DOP     57,750,000                 Dominican Republic International Bond, 8.9%,
                                   2/15/23 (144A)                                                            $  1,121,099
                                                                                                             ------------
                                   Total Dominican Republic                                                  $  1,121,099
-------------------------------------------------------------------------------------------------------------------------
                                   Egypt -- 1.4%
EUR      1,100,000                 Egypt Government International Bond, 4.75%,
                                   4/11/25 (144A)                                                            $  1,229,289
         1,658,000                 Egypt Government International Bond, 7.6%, 3/1/29 (144A)                     1,670,766
EGP     28,275,000(g)              Egypt Treasury Bills, 2/4/20                                                 1,456,798
EGP      7,675,000(g)              Egypt Treasury Bills, 3/3/20                                                   391,026
                                                                                                             ------------
                                   Total Egypt                                                               $  4,747,879
-------------------------------------------------------------------------------------------------------------------------
                                   Oman -- 0.3%
         1,010,000                 Oman Government International Bond, 5.375%,
                                   3/8/27 (144A)                                                             $    949,400
                                                                                                             ------------
                                   Total Oman                                                                $    949,400
-------------------------------------------------------------------------------------------------------------------------
                                   Sri Lanka -- 0.2%
           575,000                 Sri Lanka Government International Bond, 7.85%,
                                   3/14/29 (144A)                                                            $    591,273
                                                                                                             ------------
                                   Total Sri Lanka                                                           $    591,273
-------------------------------------------------------------------------------------------------------------------------
                                   Turkey -- 1.0%
         2,550,000                 Turkey Government International Bond, 3.25%, 3/23/23                      $  2,232,489
EUR      1,005,000                 Turkey Government International Bond, 4.625%, 3/31/25                        1,087,564
                                                                                                             ------------
                                   Total Turkey                                                              $  3,320,053
-------------------------------------------------------------------------------------------------------------------------
                                   Ukraine -- 0.3%
         1,175,000                 Ukraine Government International Bond, 8.994%,
                                   2/1/24 (144A)                                                             $  1,171,029
                                                                                                             ------------
                                   Total Ukraine                                                             $  1,171,029
-------------------------------------------------------------------------------------------------------------------------
                                   Uruguay -- 0.6%
UYU     38,800,000                 Uruguay Government International Bond, 8.5%,
                                   3/15/28 (144A)                                                            $    951,694
UYU     37,635,000                 Uruguay Government International Bond, 9.875%,
                                   6/20/22 (144A)                                                               1,074,110
                                                                                                             ------------
                                   Total Uruguay                                                             $  2,025,804
-------------------------------------------------------------------------------------------------------------------------
                                   TOTAL FOREIGN GOVERNMENT BONDS
                                   (Cost $26,016,247)                                                        $ 23,360,122
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 27

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   INSURANCE-LINKED SECURITIES --
                                   4.4% of Net Assets(h)
                                   Catastrophe Linked Bonds -- 1.4%
                                   Earthquakes - California -- 0.3%
           600,000(d)              Ursa Re, 6.0% (ZERO + 600 bps), 5/27/20 (144A)                            $    595,200
           250,000(d)              Ursa Re, 7.785% (3 Month U.S. Treasury Bill +
                                   537 bps), 12/10/20 (144A)                                                      248,275
                                                                                                             ------------
                                                                                                             $    843,475
-------------------------------------------------------------------------------------------------------------------------
                                   Earthquakes - Mexico -- 0.1%
           250,000(d)              International Bank for Reconstruction & Development,
                                   10.734% (3 Month USD LIBOR + 825 bps), 2/14/20 (144A)                     $    248,675
-------------------------------------------------------------------------------------------------------------------------
                                   Earthquakes - Peru -- 0.1%
           250,000(d)              International Bank for Reconstruction & Development, 8.484%
                                   (3 Month USD LIBOR + 600 bps), 2/15/21 (144A)                             $    249,600
-------------------------------------------------------------------------------------------------------------------------
                                   Multiperil - U.S. -- 0.5%
           500,000(d)              Caelus Re V, 2.92% (1 Month U.S. Treasury Bill +
                                   50 bps), 6/5/20 (144A)                                                    $         50
           250,000(d)              Caelus Re V, 9.92% (3 Month U.S. Treasury Bill +
                                   750 bps), 6/7/21 (144A)                                                        208,600
           500,000(d)              Kilimanjaro II Re, 12.941% (6 Month USD LIBOR +
                                   949 bps), 4/20/21 (144A)                                                       496,650
           400,000(d)              Northshore Re II 2017 A, 9.625% (3 Month U.S. Treasury
                                   Bill + 721 bps), 7/6/20 (144A)                                                 397,360
           500,000(d)              Residential Reinsurance 2016, 7.615% (3 Month U.S.
                                   Treasury Bill + 520 bps), 12/6/20 (144A)                                       484,750
           250,000(d)              Tailwind Re, 13.005% (3 Month U.S. Treasury Bill +
                                   1,059 bps), 1/8/22 (144A)                                                      248,425
                                                                                                             ------------
                                                                                                             $  1,835,835
-------------------------------------------------------------------------------------------------------------------------
                                   Multiperil - Worldwide -- 0.3%
           300,000(d)              Galilei Re, 8.116% (6 Month USD LIBOR + 560 bps),
                                   1/8/20 (144A)                                                             $    297,780
           300,000(d)              Galilei Re, 9.296% (6 Month USD LIBOR + 678 bps),
                                   1/8/20 (144A)                                                                  298,260
           300,000(d)              Galilei Re, 9.316% (6 Month USD LIBOR + 678 bps),
                                   1/8/21 (144A)                                                                  299,880
           250,000(d)              Galilei Re, 11.146% (6 Month USD LIBOR + 863 bps),
                                   1/8/20 (144A)                                                                  248,875
                                                                                                             ------------
                                                                                                             $  1,144,795
-------------------------------------------------------------------------------------------------------------------------
                                   Pandemic - Worldwide -- 0.1%
           250,000(d)              International Bank for Reconstruction & Development,
                                   13.965% (6 Month USD LIBOR + 1,150 bps),
                                   7/15/20 (144A)                                                            $    193,750
                                                                                                             ------------
                                   Total Catastrophe Linked Bonds                                            $  4,516,130
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

-------------------------------------------------------------------------------------------------------------------------
Face
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   Collateralized Reinsurance -- 1.0%
                                   Multiperil - U.S. -- 0.0%+
           300,000+(a)(x)          Kingsbarns Re 2017, 5/19/20                                               $     45,960
-------------------------------------------------------------------------------------------------------------------------
                                   Multiperil - Worldwide -- 0.8%
           345,430+(a)(x)          Clarendon Re 2018, 1/15/20                                                $    307,544
           600,000+(a)(x)          Cypress Re 2017, 1/10/20                                                        51,960
           300,442+(a)(x)          Dartmouth Re 2018, 1/15/20                                                     162,359
           115,581+(a)(x)          Dartmouth Re 2019, 1/31/20                                                      93,676
           250,000+(a)(x)          Dingle Re 2019, 2/1/20                                                         230,264
           389,876+(a)(x)          Gloucester Re 2018, 1/15/20                                                    302,520
           368,836+(x)             Kilarney Re 2018, 4/15/20                                                      312,588
            12,000+(x)             Limestone Re, 8/31/21                                                           44,274
            12,000+(x)             Limestone Re 2016-1, 8/31/21                                                    44,274
           250,000+(x)             Merion Re 2018, 12/31/21                                                        15,875
           259,644+(x)             Merion Re 2019-1, 12/31/22                                                     220,743
           277,770+(a)(x)          Oyster Bay Re 2018, 1/15/20                                                    252,104
           250,000+(a)(x)          Resilience Re, 4/6/20                                                          256,200
           400,000+(a)(x)          Resilience Re, 5/1/19                                                               40
           283,700+(a)(x)          Seminole Re 2018, 1/15/20                                                      117,026
            71,428+(x)             Seminole Re 2019, 1/31/20                                                       56,021
           276,582+(a)(x)          Walton Health Re 2018, 6/15/19                                                 138,291
                                                                                                             ------------
                                                                                                             $  2,605,759
-------------------------------------------------------------------------------------------------------------------------
                                   Windstorm - Florida -- 0.2%
           250,000+(x)             Formby Re 2018, 6/15/19                                                   $    255,968
            86,906+(a)(x)          Formby Re 2018-2, 6/30/19                                                          712
           300,000+(a)(x)          Portrush Re 2017, 6/15/19                                                      198,870
                                                                                                             ------------
                                                                                                             $    455,550
-------------------------------------------------------------------------------------------------------------------------
                                   Windstorm - U.S. Regional -- 0.0%+
           250,000+(a)(x)          Oakmont Re 2017, 4/15/20                                                  $      7,350
           250,000+(a)(y)          Promissum Re 2018, 6/15/19                                                      18,300
                                                                                                             ------------
                                                                                                             $     25,650
                                                                                                             ------------
                                   Total Collateralized Reinsurance                                          $  3,132,919
-------------------------------------------------------------------------------------------------------------------------
                                   Industry Loss Warranties -- 0.1%
                                   Multiperil - U.S. -- 0.1%
           319,300+(x)             Cypress Re 2018, 7/15/19                                                  $     23,309
           500,000+(x)             Cypress Re 2019, 1/31/20                                                       465,779
                                                                                                             ------------
                                   Total Industry Loss Warranties                                            $    489,088
-------------------------------------------------------------------------------------------------------------------------
                                   Reinsurance Sidecars -- 1.9%
                                   All Natural Peril - Worldwide -- 0.1%
           250,000+(a)(z)          Thopas Re 2019, 12/31/22                                                  $    255,625
           264,763+(a)(x)          Versutus Re 2019-A, 12/31/21                                                   268,311
                                                                                                             ------------
                                                                                                             $    523,936
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 29

-------------------------------------------------------------------------------------------------------------------------
Face
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   Multiperil - U.S. -- 0.4%
         3,900,000+(a)(x)          Carnoustie Re 2015, 7/1/19                                                $     12,480
         2,600,000+(a)(x)          Carnoustie Re 2016, 11/30/20                                                    70,200
           800,000+(a)(x)          Carnoustie Re 2017, 11/30/21                                                   203,360
           250,000+(a)(x)          Carnoustie Re 2018, 12/31/21                                                    24,950
         1,000,000+(a)(z)          Harambee Re 2018, 12/31/21                                                     185,837
           695,349+(a)(z)          Harambee Re 2019, 12/31/22                                                     703,554
         1,300,000+(a)(x)          Prestwick Re 2015-1, 7/1/19                                                     22,100
                                                                                                             ------------
                                                                                                             $  1,222,481
-------------------------------------------------------------------------------------------------------------------------
                                   Multiperil - Worldwide -- 1.4%
           250,000+(a)(x)          Alturas Re 2019-2, 3/10/22                                                $    252,650
         1,300,000+(a)(x)          Arlington Re 2015, 2/1/20                                                       63,180
           490,000+(a)(x)          Bantry Re 2016, 3/31/20                                                         39,494
           300,000+(a)(x)          Bantry Re 2017, 3/31/20                                                         95,130
           250,000+(a)(x)          Bantry Re 2018, 12/31/21                                                        15,350
           250,000+(a)(x)          Bantry Re 2019, 12/31/22                                                       254,426
         1,422,258+(x)             Berwick Re 2018-1, 12/31/21                                                    234,815
           600,000+(a)(x)          Berwick Re 2019-1, 12/31/22                                                    613,680
           250,000+(a)(z)          Blue Lotus Re 2018, 12/31/21                                                   266,650
            22,500+(a)(x)          Eden Re II, 3/22/22 (144A)                                                      53,037
            12,500+(a)(x)          Eden Re II, 3/22/22 (144A)                                                      30,377
         1,600,000+(a)(x)          Gleneagles Re 2016, 11/30/20                                                    99,200
           250,000+(a)(x)          Gleneagles Re 2018, 12/31/21                                                    29,575
           250,000+(a)(x)          Limestone Re, 3/1/22                                                           262,750
           450,000+(a)(z)          Lorenz Re 2017, 3/31/20                                                         26,820
           450,000+(a)(z)          Lorenz Re 2018, 7/1/21                                                         332,505
           600,000+(a)(x)          Merion Re 2018-2, 12/31/21                                                     596,940
         3,900,000+(a)(x)          Pangaea Re 2015-1, 2/1/20                                                        7,020
         3,500,000+(x)             Pangaea Re 2016-1, 11/30/20                                                      4,550
         1,000,000+(x)             Pangaea Re 2016-2, 11/30/20                                                      3,900
           300,000+(a)(x)          Pangaea Re 2018-1, 12/31/21                                                     17,640
           300,000+(a)(x)          Pangaea Re 2018-3, 7/1/22                                                      255,990
           245,774+(a)(x)          Pangaea Re 2019-1, 2/1/23                                                      249,338
           500,000+(a)(x)          St. Andrews Re 2017-1, 2/1/20                                                   33,900
           521,395+(a)(x)          St. Andrews Re 2017-4, 6/1/19                                                   51,305
           250,000+(a)(z)          Thopas Re 2018, 12/31/21                                                        42,175
           600,000+(a)(x)          Versutus Re 2017, 11/30/21                                                       2,880
           300,000+(a)(x)          Versutus Re 2018, 12/31/21                                                      20,970
            35,236+(a)(x)          Versutus Re 2019-B, 12/31/21                                                    35,708
           250,000+(a)(z)          Viribus Re 2018, 12/31/21                                                       78,950
           106,153+(a)(z)          Viribus Re 2019, 12/31/22                                                      111,599
           253,645+(a)(x)          Woburn Re 2018, 12/31/21                                                       107,799
           244,914+(a)(x)          Woburn Re 2019, 12/31/22                                                       252,074
                                                                                                             ------------
                                                                                                             $  4,542,377
                                                                                                             ------------
                                   Total Reinsurance Sidecars                                                $  6,288,794
-------------------------------------------------------------------------------------------------------------------------
                                   TOTAL INSURANCE-LINKED SECURITIES
                                   (Cost $15,353,564)                                                       $ 14,426,931
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   SENIOR SECURED FLOATING RATE LOAN
                                   INTERESTS -- 3.2% of Net Assets*(d)
                                   Automobile -- 0.0%+
               969                 Allison Transmission, Inc., Initial Term Loan, 4.479%
                                   (LIBOR + 200 bps), 3/29/26                                                $        979
                                                                                                             ------------
                                   Total Automobile                                                          $        979
-------------------------------------------------------------------------------------------------------------------------
                                   Diversified & Conglomerate Service -- 0.1%
           479,490                 IAP Worldwide Services, Inc., Second Lien Term Loan,
                                   9.101% (LIBOR + 650 bps), 7/18/19                                         $    480,689
                                                                                                             ------------
                                   Total Diversified & Conglomerate Service                                  $    480,689
-------------------------------------------------------------------------------------------------------------------------
                                   Healthcare, Education & Childcare -- 0.7%
           847,656                 Alliance HealthCare Services, Inc., First Lien Initial Term
                                   Loan, 6.983% (LIBOR + 450 bps), 10/24/23                                  $    852,954
         1,170,573                 Regionalcare Hospital Partners Holdings, Inc., First Lien
                                   Term B Loan, 6.987% (LIBOR + 450 bps), 11/16/25                              1,179,718
                                                                                                             ------------
                                   Total Healthcare, Education & Childcare                                   $  2,032,672
-------------------------------------------------------------------------------------------------------------------------
                                   Metals & Mining -- 0.4%
         1,389,500                 Aleris International, Inc., Initial Term Loan, 7.233%
                                   (LIBOR + 475 bps), 2/27/23                                                $  1,395,362
                                                                                                             ------------
                                   Total Metals & Mining                                                     $  1,395,362
-------------------------------------------------------------------------------------------------------------------------
                                   Oil & Gas -- 0.1%
           248,554                 Gavilan Resources LLC, Second Lien Initial Term Loan,
                                   8.477% (LIBOR + 600 bps), 3/1/24                                          $    187,451
                                                                                                             ------------
                                   Total Oil & Gas                                                           $    187,451
-------------------------------------------------------------------------------------------------------------------------
                                   Personal, Food & Miscellaneous Services -- 0.6%
         2,520,062                 Revlon Consumer Products Corp., Initial Term B Loan, 6.129%
                                   (LIBOR + 350 bps), 9/7/23                                                 $  1,980,769
                                                                                                             ------------
                                   Total Personal, Food & Miscellaneous Services                             $  1,980,769
-------------------------------------------------------------------------------------------------------------------------
                                   Retail -- 0.4%
         1,476,623                 Neiman Marcus Group, Ltd. LLC, Other Term Loan, 5.724%
                                   (LIBOR + 325 bps), 10/25/20                                               $  1,372,733
                                                                                                             ------------
                                   Total Retail                                                              $  1,372,733
-------------------------------------------------------------------------------------------------------------------------
                                   Telecommunications -- 0.5%
         1,660,000                 Commscope, Inc., Initial Term Loan, 5.733% (LIBOR +
                                   325 bps), 4/6/26                                                          $  1,676,807
                                                                                                             ------------
                                   Total Telecommunications                                                  $  1,676,807
-------------------------------------------------------------------------------------------------------------------------
                                   Transportation -- 0.2%
           602,922                 DynCorp International, Inc., Term Loan B2, 8.48% (LIBOR +
                                   600 bps), 7/7/20                                                          $    599,907
                                                                                                             ------------
                                   Total Transportation                                                      $    599,907
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 31

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
                                   Utilities -- 0.2%
           696,469                 Vistra Operations Co. LLC (fka Tex Operations Co., LLC),
                                   Initial Term Loan, 4.483% (LIBOR + 200 bps), 8/4/23                       $    697,973
                                                                                                             ------------
                                   Total Utilities                                                           $    697,973
-------------------------------------------------------------------------------------------------------------------------
                                   TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                                   (Cost $10,819,971)                                                        $ 10,425,342
-------------------------------------------------------------------------------------------------------------------------
                                   SUPRANATIONAL BOND -- 0.2% of Net Assets
IDR 11,423,400,000                 International Bank for Reconstruction & Development,
                                   7.45%, 8/20/21                                                            $    801,563
-------------------------------------------------------------------------------------------------------------------------
                                   TOTAL SUPRANATIONAL BOND
                                   (Cost $815,199)                                                           $    801,563
-------------------------------------------------------------------------------------------------------------------------
                                   U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                   2.9% of Net Assets
         9,602,300(g)              U.S. Treasury Bills, 5/21/19                                              $  9,589,527
           266,000(g)(p)           U.S. Treasury Notes, 2/29/24                                                   264,480
-------------------------------------------------------------------------------------------------------------------------
                                   TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                   (Cost $9,854,083)                                                         $  9,854,007
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------------------
                                   RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                                   Machinery -- 0.0%+
               747^(a)(i)          LTR Intermediate Holdings, Inc.                                           $         --
                                                                                                             ------------
                                   Total Machinery                                                           $         --
-------------------------------------------------------------------------------------------------------------------------
                                   Metals & Mining -- 0.0%+
           318,254(j)              ANR, Inc.                                                                 $      3,819
                                                                                                             ------------
                                   Total Metals & Mining                                                     $      3,819
-------------------------------------------------------------------------------------------------------------------------
                                   Oil, Gas & Consumable Fuels -- 0.0%+
                61(a)(k)           Contura Energy, Inc.                                                      $      1,220
             7,597^(a)(l)          Midstates Petroleum Co., Inc.                                                       --
                                                                                                             ------------
                                   Total Oil, Gas & Consumable Fuels                                         $      1,220
-------------------------------------------------------------------------------------------------------------------------
                                   TOTAL RIGHTS/WARRANTS
                                   (Cost $36,833)                                                            $      5,039
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

--------------------------------------------------------------------------------------------------------------------------
Number of                                                                      Strike       Expiration
Contracts                          Description    Counterparty   Notional      Price        Date             Value
--------------------------------------------------------------------------------------------------------------------------
                                   OVER THE COUNTER (OTC) CALL OPTIONS
                                   PURCHASED -- 0.0%+
           297,012^(m)             Desarrolladora Bank of
                                   Homex          New York
                                   SAB de CV      Mellon Corp.   MXN --        MXN --(o)    10/23/22         $         --
           297,012^(n)             Desarrolladora Bank of
                                   Homex          New York
                                   SAB de CV      Mellon Corp.   MXN --        MXN --(o)    10/23/22                   --
                                                                                                             -------------
                                                                                                             $         --
--------------------------------------------------------------------------------------------------------------------------
                                   TOTAL OVER THE COUNTER (OTC) CALL OPTIONS
                                   PURCHASED
                                   (Premiums paid $0)                                                        $         --
--------------------------------------------------------------------------------------------------------------------------
                                   OVER THE COUNTER (OTC) CURRENCY PUT
                                   OPTIONS PURCHASED -- 0.2%
        21,795,000                 Put EUR        Bank of
                                   Call USD       America NA     EUR 303,808   EUR 1.15     5/27/19          $    523,104
         3,900,000                 Put EUR        Bank of
                                   Call USD       America NA     EUR 58,449    EUR 1.15     9/23/19                95,088
         5,925,000                 Put EUR        Bank of
                                   Call USD       America NA     EUR 81,546    EUR 1.13     1/9/20                 94,796
                                                                                                             -------------
                                                                                                             $    712,988
--------------------------------------------------------------------------------------------------------------------------
                                   TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
                                   OPTIONS PURCHASED
                                   (Premiums paid $443,803)                                                  $    712,988
--------------------------------------------------------------------------------------------------------------------------
                                   TOTAL OPTIONS PURCHASED
                                   (Premiums paid $443,803)                                                  $    712,988
--------------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 97.1%
                                   (Cost $346,502,958)                                                       $322,124,063
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Number of                                                                      Strike       Expiration
Contracts                          Description    Counterparty   Notional      Price        Date
--------------------------------------------------------------------------------------------------------------------------
                                   OVER THE COUNTER (OTC) CURRENCY CALL
                                   OPTIONS WRITTEN -- (0.0)%+
       (21,795,000)                Call EUR       Bank of
                                   Put USD        America NA     EUR 303,808   EUR 1.27     5/29/19          $         --
        (3,900,000)                Call EUR       Bank of
                                   Put USD        America NA     EUR 58,449    EUR 1.27     9/23/19                  (398)
        (5,925,000)                Call EUR       Bank of
                                   Put USD        America NA     EUR 81,546    EUR 1.25     1/9/20                (11,837)
                                                                                                             -------------
                                                                                                             $    (12,235)
--------------------------------------------------------------------------------------------------------------------------
                                   TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
                                   OPTIONS WRITTEN
                                   (Premiums received $(443,803))                                            $    (12,235)
--------------------------------------------------------------------------------------------------------------------------
                                   OTHER ASSETS AND LIABILITIES -- 2.9%                                      $  9,636,554
--------------------------------------------------------------------------------------------------------------------------
                                   NET ASSETS -- 100.0%                                                      $331,748,382
==========================================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 33

BADLARPP   Argentine Deposit Rate Badlar Private Banks 30-35 Days.

bps        Basis Points.

CMT        Constant Maturity Treasury Index.

ICE        Intercontinental Exchange.

LIBOR      London Interbank Offered Rate.

REIT       Real Estate Investment Trust.

ZERO       Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2019, the value of these securities amounted to $204,153,289, or 61.5% of net assets.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2019.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a)        Non-income producing security.

(b)        Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2019.

(d) Floating rate note. Coupon rate, reference index and spread shown at April 30, 2019.

(e) Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

(f)        Security is in default.

(g) Security issued with a zero coupon. Income is recognized through accretion of discount.

(h)        Securities are restricted as to resale.

(i) LTR Intermediate Holdings, Inc. warrants are exercisable into 747 shares.

(j)        ANR, Inc. warrants are exercisable into 318,254 shares.

(k)        Contura Energy, Inc. warrants are exercisable into 61 shares.

(l) Midstates Petroleum Co., Inc. warrants are exercisable into 7,597 shares.

(m) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 Billion.

(n) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 15.0 Billion.

(o)        Strike price is 1 Mexican Peso (MXN).

(p)        Security collateralized by $264,480.

(x)        Issued as participation notes.

(y)        Issued as participation shares.

(z)        Issued as preference shares.


The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

FORWARD FOREIGN CURRENCY CONTRACTS

--------------------------------------------------------------------------------------------------------
              In                                                                         Unrealized
Currency      Exchange      Currency                                        Settlement   Appreciation
Purchased     for           Sold         Deliver         Counterparty       Date         (Depreciation)
--------------------------------------------------------------------------------------------------------
USD              703,641    MXN          (13,498,708)    Citibank NA        5/24/19      $ (6,390)
NOK           20,938,362    EUR           (2,156,733)    Goldman Sachs
                                                         International      5/28/19         4,496
EUR            3,880,102    USD           (4,411,229)    State Street
                                                         Bank & Trust Co.   5/24/19       (48,824)
USD            2,123,329    EUR           (1,881,304)    State Street
                                                         Bank & Trust Co.   5/24/19         8,177
USD            1,565,955    EUR           (1,392,259)    State Street
                                                         Bank & Trust Co.   6/25/19        (3,780)
--------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                 $(46,321)
========================================================================================================

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------------------------
                   Obligation                          Annual
Notional           Reference/            Pay/          Fixed      Expiration       Premiums     Unrealized         Market
Amount ($)(1)      Index                 Receive(2)    Rate       Date             Paid         Appreciation       Value
-------------------------------------------------------------------------------------------------------------------------------
4,105,950          Markit CDX            Receive       5.00%      12/20/20         $227,698     $24,572            $252,270
                   North America
                   High Yield Index
                   Series 25
3,144,500          Markit CDX            Receive       5.00%      6/20/21           219,393        6,282            225,675
                   North America
                   High Yield Index
                   Series 26
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                                  $447,091      $30,854           $477,945
===============================================================================================================================

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

-----------------------------------------------------------------------------------------------------------------------------------
                                Obligation                     Annual
Notional                        Reference/       Pay/          Fixed      Expiration      Premiums      Unrealized       Market
Amount ($)(1)   Counterparty    Index            Receive(2)    Rate       Date            (Received)    Appreciation     Value
-----------------------------------------------------------------------------------------------------------------------------------
  690,000       Goldman Sachs   Chesapeake       Receive       5.00%      6/20/22         $ (77,625)    $109,982         $ 32,357
                International   Energy Corp.
  415,000       Goldman Sachs   Chesapeake       Receive       5.00%      6/20/22           (50,838)      70,299           19,461
                International   Energy Corp.
  650,000       Goldman Sachs   Chesapeake
                International   Energy Corp.     Receive       5.00%      6/20/22           (79,625)     110,106           30,481
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS --
SELL PROTECTION                                                                           $(208,088)    $290,387         $ 82,299
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                                      $ 239,003     $321,241         $560,244
===================================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives quarterly.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 35

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS -- Argentine Peso

DOP -- Dominican Republic peso

EGP -- Egyptian Pound

EUR -- Euro

GBP -- Great British Pound

IDR -- Indonesian Rupiah

MXN -- Mexican Peso

NOK -- Norwegian Krone

UYU -- Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2019, aggregated $65,016,718 and $115,199,143, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2019, the Fund engaged in purchases of $2,029,775 which resulted in a net realized gain/(loss) of $0. During the six months ended April 30, 2019, the Fund did not engage in sales pursuant to these procedures.

At April 30, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $347,339,011 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
            there is an excess of value over tax cost                                 $  9,108,750
          Aggregate gross unrealized depreciation for all investments in which
            there is an excess of tax cost over value                                  (33,822,010)
                                                                                      ------------
          Net unrealized depreciation                                                 $(24,713,260)
                                                                                      ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

The following is a summary of the inputs used as of April 30, 2019, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------------------
                                                Level 1          Level 2            Level 3           Total
-------------------------------------------------------------------------------------------------------------------
 Common Stocks
  Oil, Gas & Consumable Fuels                   $  656,053       $         --       $ 1,290,408       $  1,946,461
  Paper & Forest Products                               --             27,569                --             27,569
  All Other Common Stocks                           99,876                 --                --             99,876
 Convertible Preferred Stocks                    2,643,365                 --                --          2,643,365
 Asset Backed Security                                  --            458,316                --            458,316
 Collateralized Mortgage
  Obligations                                           --          5,112,206                --          5,112,206
 Convertible Corporate Bonds                            --          5,854,548                --          5,854,548
 Corporate Bonds                                        --        246,395,730                --        246,395,730
 Foreign Government Bonds                               --         23,360,122                --         23,360,122
 Insurance-Linked Securities
  Collateralized Reinsurance
    Multiperil - U.S.                                   --                 --            45,960             45,960
    Multiperil - Worldwide                              --                 --         2,605,759          2,605,759
    Windstorm - Florida                                 --                 --           455,550            455,550
    Windstorm - U.S. Regional                           --                 --            25,650             25,650
  Industry Loss Warranties
    Multiperil - U.S.                                   --                 --           489,088            489,088
  Reinsurance Sidecars
    All Natural Peril - Worldwide                       --                 --           523,936            523,936
    Multiperil - U.S.                                   --                 --         1,222,481          1,222,481
    Multiperil - Worldwide                              --                 --         4,542,377          4,542,377
  All Other Insurance-Linked
    Securities                                          --          4,516,130                --          4,516,130
 Senior Secured Floating Rate
  Loan Interests                                        --         10,425,342                --         10,425,342
 Supranational Bond                                     --            801,563                --            801,563
 U.S. Government and Agency
  Obligations                                           --          9,854,007                --          9,854,007
 Rights/Warrants
  Machinery                                             --                 --*               --*                --*
  Metals & Mining                                       --              3,819                --              3,819
  Oil, Gas & Consumable Fuels                        1,220                 --                --*             1,220
 Over The Counter (OTC) Call
  Options Purchased                                     --                 --*               --                 --*
 Over The Counter (OTC) Currency
  Put Options Purchased                                 --            712,988                --            712,988
-------------------------------------------------------------------------------------------------------------------
 Total Investments in Securities                $3,400,514       $307,522,340       $11,201,209       $322,124,063
===================================================================================================================
 Other Financial Instruments
  Over The Counter (OTC)
    Currency Call Option Written                $       --       $    (12,235)      $        --       $    (12,235)
  Net unrealized depreciation
    on forward foreign
    currency contracts                                  --            (46,321)               --            (46,321)
  Swap contracts, at value                              --            560,244                --            560,244
-------------------------------------------------------------------------------------------------------------------
 Total Other
  Financial Instruments                         $       --       $    501,688       $        --       $    501,688
===================================================================================================================

*     Security is valued at $0.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 37

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------------------
                                                                              Insurance
                                                               Common         Linked
                                                               Stocks         Securities      Total
----------------------------------------------------------------------------------------------------------
Balance as of 10/31/18                                         $1,233,056     $13,830,093     $15,063,149
Realized gain (loss)(1)                                                --        (100,098)       (100,098)
Change in unrealized appreciation (depreciation)(2)                57,352        (928,698)       (871,346)
Accrued discounts/premiums                                             --             (64)            (64)
Purchases                                                              --       4,723,750       4,723,750
Sales                                                                  --      (7,614,182)     (7,614,182)
Transfers in to Level 3*                                               --              --              --
Transfers out of Level 3*                                              --              --              --
Transfers in and out of Level 3 categories*                            --              --              --
----------------------------------------------------------------------------------------------------------
Balance as of 4/30/19                                          $1,290,408     $ 9,910,801     $11,201,209
==========================================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended April 30, 2019, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still held
      and considered Level 3 at April 30, 2019:                                                  $ (808,949)
                                                                                                 ----------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

Statement of Assets and Liabilities | 4/30/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $346,502,958)             $ 322,124,063
  Cash                                                                              2,026,377
  Foreign currencies, at value (cost $1,654,535)                                    1,640,537
  Swap contracts, at value (net premiums paid $239,003)                               560,244
  Swaps collateral                                                                    325,165
  Receivables --
     Investment securities sold                                                     4,643,583
     Fund shares sold                                                                 278,943
     Dividends                                                                          7,777
     Interest                                                                       4,565,542
  Other assets                                                                         34,341
----------------------------------------------------------------------------------------------
        Total assets                                                            $ 336,206,572
==============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $   1,850,083
     Fund shares repurchased                                                        1,668,604
     Distributions                                                                    172,902
     Trustees' fees                                                                     1,196
  Variation margin for swap contracts                                                     481
  Due to broker for swaps                                                             480,473
  Net unrealized depreciation on forward foreign currency contracts                    46,321
  Written options outstanding (net premiums received $(443,803))                       12,235
  Due to affiliates                                                                    43,991
  Accrued expenses                                                                    181,904
----------------------------------------------------------------------------------------------
        Total liabilities                                                       $   4,458,190
==============================================================================================
NET ASSETS:
  Paid-in capital                                                               $ 631,534,400
  Distributable earnings (loss)                                                  (299,786,018)
----------------------------------------------------------------------------------------------
        Net assets                                                              $ 331,748,382
==============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $163,329,287/18,948,827 shares)                             $        8.62
  Class C (based on $48,769,532/5,671,505 shares)                               $        8.60
  Class Y (based on $119,649,563/14,132,503 shares)                             $        8.47
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $8.62 net asset value per share/100%-4.50%
     maximum sales charge)                                                      $        9.03
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 39

Statement of Operations (unaudited)
For the Six Months Ended 4/30/19
INVESTMENT INCOME:
  Interest from unaffiliated issuers                                $11,367,575
  Dividends from unaffiliated issuers (net of withholding
     tax of $5,457)                                                     485,133
-----------------------------------------------------------------------------------------------------
       Total investment income                                                           $11,852,708
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $ 1,188,845
  Administrative expense                                                 78,516
  Transfer agent fees
     Class A                                                             97,672
     Class C                                                             30,057
     Class Y                                                             53,478
  Distribution fees
     Class A                                                            205,266
     Class C                                                            267,699
  Shareowner communications expense                                      21,208
  Custodian fees                                                         16,008
  Registration fees                                                      26,689
  Professional fees                                                      25,539
  Printing expense                                                       24,257
  Trustees' fees                                                          5,098
  Pricing expense                                                        13,389
  Insurance expense                                                       3,132
  Miscellaneous                                                          41,803
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                      $ 2,098,656
-----------------------------------------------------------------------------------------------------
       Net investment income                                                             $ 9,754,052
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                            $(5,455,262)
     Forward foreign currency contracts                                (110,430)
     Swap contracts                                                     102,064
     Other assets and liabilities denominated in
       foreign currencies                                               (41,060)         $(5,504,688)
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                            $ 8,662,156
     Written options                                                    118,558
     Forward foreign currency contracts                                 (10,702)
     Swap contracts                                                     (10,290)
     Other assets and liabilities denominated in
       foreign currencies                                                10,131          $ 8,769,853
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                 $ 3,265,165
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $13,019,217
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                4/30/19             Year Ended
                                                                (unaudited)         10/31/18
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                    $  9,754,052        $  28,464,225
Net realized gain (loss) on investments                           (5,504,688)          (4,779,834)
Change in net unrealized appreciation (depreciation)
  on investments                                                   8,769,853          (31,734,115)
--------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                          $ 13,019,217        $  (8,049,724)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($0.23 and $0.45 per share, respectively)             $ (4,549,728)       $  (8,507,743)
  Class C ($0.20 and $0.39 per share, respectively)               (1,266,626)          (5,087,160)
  Class Y ($0.24 and $0.47 per share, respectively)               (3,517,018)         (12,802,730)
--------------------------------------------------------------------------------------------------
     Total distributions to shareowners                         $ (9,333,372)       $ (26,397,633)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                               $ 20,456,031        $ 128,334,116
Reinvestment of distributions                                      7,944,773           22,985,297
Cost of shares repurchased                                       (67,641,862)        (368,719,457)
--------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
       Fund share transactions                                  $(39,241,058)       $(217,400,044)
--------------------------------------------------------------------------------------------------
     Net decrease in net assets                                 $(35,555,213)       $(251,847,401)
NET ASSETS:
Beginning of period                                             $367,303,595        $ 619,150,996
--------------------------------------------------------------------------------------------------
End of period                                                   $331,748,382        $ 367,303,595
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 41

----------------------------------------------------------------------------------------------------------
                                        Six Months       Six Months
                                        Ended            Ended
                                        4/30/19          4/30/19          Year Ended        Year Ended
                                        Shares           Amount           10/31/18          10/31/18
                                        (unaudited)      (unaudited)      Shares            Amount
----------------------------------------------------------------------------------------------------------
Class A
Shares sold                              1,210,145       $ 10,215,168       7,151,862       $  61,978,329
Reinvestment of
  distributions                            475,561          4,014,237         825,177           7,294,518
Less shares repurchased                 (3,128,453)       (26,352,006)     (7,649,884)        (67,507,298)
----------------------------------------------------------------------------------------------------------
     Net increase
        (decrease)                      (1,442,747)      $(12,122,601)        327,155       $   1,765,549
==========================================================================================================
Class C
Shares sold                                 68,146       $    564,398       1,264,768       $  10,969,813
Reinvestment of
  distributions                            128,937          1,083,800         517,538           4,577,234
Less shares repurchased                 (1,675,716)       (14,091,885)    (10,426,906)        (90,716,240)
----------------------------------------------------------------------------------------------------------
     Net decrease                       (1,478,633)      $(12,443,687)     (8,644,600)      $ (75,169,193)
==========================================================================================================
Class Y
Shares sold                              1,167,727       $  9,676,465       6,297,721       $  55,385,974
Reinvestment of
  distributions                            343,608          2,846,736       1,275,654          11,113,545
Less shares repurchased                 (3,292,053)       (27,197,971)    (24,359,673)       (210,495,919)
----------------------------------------------------------------------------------------------------------
     Net decrease                       (1,780,718)      $(14,674,770)    (16,786,298)      $(143,996,400)
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year        Year         Year        Year
                                                             4/30/19      Ended       Ended       Ended        Ended       Ended
                                                             (unaudited)  10/31/18    10/31/17    10/31/16*    10/31/15*   10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   8.51     $   9.12    $   8.71    $   8.64     $   9.79    $  10.13
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $   0.24(a)  $   0.49(a) $   0.51(a) $   0.54(a)  $   0.58(a) $   0.66
  Net realized and unrealized gain (loss) on investments         0.10        (0.65)       0.37        0.04(b)     (1.19)      (0.34)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.34     $  (0.16)   $   0.88    $   0.58     $  (0.61)   $   0.32
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                      $  (0.23)    $  (0.45)   $  (0.42)   $  (0.47)    $  (0.46)   $  (0.63)
  Tax return of capital                                            --           --       (0.05)      (0.04)       (0.08)      (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.23)    $  (0.45)   $  (0.47)   $  (0.51)    $  (0.54)   $  (0.66)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.11     $  (0.61)   $   0.41    $   0.07     $  (1.15)   $  (0.34)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   8.62     $   8.51    $   9.12    $   8.71     $   8.64    $   9.79
====================================================================================================================================
Total return (c)                                                 4.11%(d)    (1.78)%     10.33%       7.14%(e)    (6.36)%      3.16%
Ratio of net expenses to average net assets                      1.23%(f)     1.17%       1.18%       1.19%        1.17%       1.13%
Ratio of net investment income (loss) to average net assets      5.75%(f)     5.56%       5.71%       6.50%        6.31%       6.62%
Portfolio turnover rate                                            20%(d)       48%         53%         40%          32%         32%
Net assets, end of period (in thousands)                     $163,329     $173,588    $182,900    $201,360     $254,056    $373,543
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)   Not annualized.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 43

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended       Year       Year        Year         Year        Year
                                                               4/30/19     Ended      Ended       Ended        Ended       Ended
                                                               (unaudited) 10/31/18   10/31/17    10/31/16*    10/31/15*   10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $  8.49     $  9.09    $   8.69    $   8.62     $   9.76    $  10.10
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $  0.21(a)  $  0.42(a) $   0.44(a) $   0.48(a)  $   0.51(a) $   0.59
  Net realized and unrealized gain (loss) on investments          0.10       (0.63)       0.36        0.04(b)     (1.17)      (0.34)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.31     $ (0.21)   $   0.80    $   0.52     $  (0.66)   $   0.25
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $ (0.20)    $ (0.39)   $  (0.35)   $  (0.41)    $  (0.40)   $  (0.56)
  Tax return of capital                                             --          --       (0.05)      (0.04)       (0.08)      (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.20)    $ (0.39)   $  (0.40)   $  (0.45)    $  (0.48)   $  (0.59)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  0.11     $ (0.60)   $   0.40    $   0.07     $  (1.14)   $  (0.34)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  8.60     $  8.49    $   9.09    $   8.69     $   8.62    $   9.76
====================================================================================================================================
Total return (c)                                                  3.70%(d)   (2.39)%      9.46%       6.40%(e)    (6.96)%      2.43%
Ratio of net expenses to average net assets                       1.96%(f)    1.90%       1.89%       1.90%        1.87%       1.83%
Ratio of net investment income (loss) to average net assets       5.01%(f)    4.75%       5.01%       5.79%        5.61%       5.91%
Portfolio turnover rate                                             20%(d)      48%         53%         40%          32%         32%
Net assets, end of period (in thousands)                       $48,770     $60,700    $143,587    $183,542     $237,163    $354,162
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)   Not annualized.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016 the total return would have been 6.28%.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                              4/30/19      Ended       Ended       Ended       Ended       Ended
                                                              (unaudited)  10/31/18    10/31/17    10/31/16*   10/31/15*   10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $   8.36     $   8.95    $   8.55    $   8.49    $   9.62    $   9.96
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $   0.25(a)  $   0.50(a) $   0.52(a) $   0.57(a) $   0.60(a) $   0.67
  Net realized and unrealized gain (loss) on investments          0.10        (0.62)       0.36        0.01(b)    (1.17)      (0.33)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.35     $  (0.12)   $   0.88    $   0.58    $  (0.57)   $   0.34
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $  (0.24)    $  (0.47)   $  (0.43)   $  (0.48)   $  (0.48)   $  (0.65)
  Tax return of capital                                             --           --       (0.05)      (0.04)      (0.08)      (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.24)    $  (0.47)   $  (0.48)   $  (0.52)   $  (0.56)   $  (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.11     $  (0.59)   $   0.40    $   0.06    $  (1.13)   $  (0.34)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   8.47     $   8.36    $   8.95    $   8.55    $   8.49    $   9.62
====================================================================================================================================
Total return (c)                                                  4.25%(d)    (1.41)%     10.60%       7.34%      (6.08)%      3.40%
Ratio of net expenses to average net assets                       0.93%(e)     0.92%       0.91%       0.90%       0.87%       0.84%
Ratio of net investment income (loss) to average net assets       6.05%(e)     5.73%       5.96%       6.93%       6.60%       6.88%
Portfolio turnover rate                                             20%(d)       48%         53%         40%         32%         32%
Net assets, end of period (in thousands)                      $119,650     $133,015    $292,664    $280,262    $485,344    $682,911
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 45

Notes to Financial Statements | 4/30/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust VII (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of April 30, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

46 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 47 pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

48 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At April 30, 2019, six securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.41% of net assets. The value of this fair valued security was $1,368,851.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 49 paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

50 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $26,397,633
      --------------------------------------------------------------------------
          Total                                                     $26,397,633
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at October 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Capital loss carryforward                                   $(269,396,585)
      Dividend payable                                                 (195,768)
      Net unrealized depreciation                                   (33,879,510)
      --------------------------------------------------------------------------
          Total                                                   $(303,471,863)
      ==========================================================================

      The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and swaps, adjustments relating to catastrophe bonds and swaps.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $3,400 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 51 the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many

52 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 53 reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      As of April 30, 2019, the Fund had no open repurchase agreements.

J.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on

54 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the six months ended April 30, 2019, was $575,148. Open purchased options at April 30, 2019, are listed in the Fund's Schedule of Investments.

K.    Option Writing

      The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The average market value of written options for the six months ended April 30, 2019, was $(37,061). Open written options contracts at April 30, 2019, are listed in the Fund's Schedule of Investments.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 55

L.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note X).

      At April 30, 2019, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the six months ended April 30, 2019, was $1,241,250. Open forward foreign currency contracts outstanding at April 30, 2019, are listed in the Schedule of Investments.

M.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

56 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the six months ended April 30, 2019, was $425,573. Open credit default swap contracts at April 30, 2019, are listed in the Schedule of Investments.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 57

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% on assets over $2 billion. For the six months ended April 30, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $31,711 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                 $15,807
Class C                                                                   3,725
Class Y                                                                   1,676
--------------------------------------------------------------------------------
 Total                                                                  $21,208
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as

58 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,280 in distribution fees payable to the Distributor at April 30, 2019.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2019, CDSCs in the amount of $828 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, or (b) 2% plus the Federal Funds Rate on the borrowing date or, (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Fund pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2019, the Fund had no borrowings under the credit facility.

6. Master Netting Agreement

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 59 defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA
Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2019.

-----------------------------------------------------------------------------------------------------------------
                         Derivative Assets     Derivatives       Non-Cash         Cash             Net Amount
                         Subject to Master     Available for     Collateral       Collateral       of Derivative
Counterparty             Netting Agreement     Offset            Received (a)     Received (a)     Assets (b)
-----------------------------------------------------------------------------------------------------------------
Bank of
America NA               $  712,988            $(12,235)         $ --             $ --             $700,753
Bank of
New York
Mellon Corp.                     --                  --            --               --                   --
Citibank N.A.                    --                  --            --               --                   --
Goldman Sachs
International               294,883                  --            --               --              294,883
State Street
Bank &
Trust Co.                     8,177              (8,177)           --               --                   --
-----------------------------------------------------------------------------------------------------------------
Total                    $1,016,048            $(20,412)         $ --             $ --             $995,636
=================================================================================================================

60 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------
                     Derivative Liabilities      Derivatives       Non-Cash        Cash            Net Amount
                     Subject to Master           Available for     Collateral      Collateral      of Derivative
Counterparty         Netting Agreement           Offset            Pledged (a)     Pledged (a)     Liabilities (c)
------------------------------------------------------------------------------------------------------------------
Bank of
America NA           $12,235                     $(12,235)         $ --            $ --            $    --
Bank of
New York
Mellon Corp.              --                           --            --              --                 --
Citibank N.A.          6,390                           --            --              --              6,390
Goldman Sachs
International             --                           --            --              --                 --
State Street
Bank &
Trust Co.             52,604                       (8,177)           --              --             44,427
------------------------------------------------------------------------------------------------------------------
Total                $71,229                     $(20,412)         $ --            $ --            $50,817
==================================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 61

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2019, was as follows:

---------------------------------------------------------------------------------------------
                                                            Foreign
Statement of                      Interest     Credit       Exchange     Equity    Commodity
Assets and Liabilities            Rate Risk    Risk         Rate Risk    Risk      Risk
---------------------------------------------------------------------------------------------
Assets
Currency put options
 purchased*                       $ --         $     --     $712,988     $ --      $ --
Swap contracts, at value            --          560,244           --       --        --
---------------------------------------------------------------------------------------------
Total Value                       $ --         $560,244     $712,988     $ --      $ --
=============================================================================================
Liabilities
Written options
 outstanding                      $ --         $     --     $ 12,235     $ --      $ --
Net unrealized depreciation
 on forward foreign
 currency contracts                 --               --       46,321       --        --
---------------------------------------------------------------------------------------------
Total Value                       $ --         $     --     $ 58,556     $ --      $ --
=============================================================================================

* Reflects the market value of purchased option contracts (see Note 1J.). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.


The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2019, was as follows:

------------------------------------------------------------------------------------------------
                                                              Foreign
Statement                           Interest     Credit       Exchange      Equity    Commodity
of Operations                       Rate Risk    Risk         Rate Risk     Risk      Risk
------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Forward foreign
 currency contracts                 $ --         $     --     $(110,430)    $ --      $ --
Swap contracts                        --          102,064            --       --        --
------------------------------------------------------------------------------------------------
Total Value                         $ --         $102,064     $(110,430)    $ --      $ --
================================================================================================
Change in net unrealized
appreciation
(depreciation) on:
Currency put options
 purchased**                        $ --         $     --     $  9,440      $ --      $ --
Written options                       --               --       118,558       --        --
Forward foreign
 currency contracts                   --               --       (10,702)      --        --
Swap contracts                        --          (10,290)           --       --        --
------------------------------------------------------------------------------------------------
Total Value                         $ --         $(10,290)    $ 117,296     $ --      $ --
================================================================================================

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statements of Operations.

62 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

Trustees, Officers and Service Providers

Trustees                                  Officers
Thomas J. Perna, Chairman                 Lisa M. Jones, President and
David R. Bock                               Chief Executive Officer
Benjamin M. Friedman                      Mark E. Bradley, Treasurer and
Margaret B.W. Graham                        Chief Financial and
Lisa M. Jones                               Accounting Officer
Lorraine H. Monchak                       Christopher J. Kelley, Secretary and
Marguerite A. Piret                         Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 63

                          This page is for your notes.

64 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

                          This page is for your notes.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 65

                          This page is for your notes.

66 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

                          This page is for your notes.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19 67

                          This page is for your notes.

68 Pioneer Global High Yield Fund | Semiannual Report | 4/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19382-13-0619

                           Pioneer Global Multisector
                           Income Fund

--------------------------------------------------------------------------------
                           Semiannual Report | April 30, 2019
--------------------------------------------------------------------------------

                           Ticker Symbols:

                           Class A   PGABX
                           Class C   PGCBX
                           Class Y   PGYBX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                         [LOGO]   Amundi Pioneer
                                  ==============
                                  ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         42

Notes to Financial Statements                                                49

Trustees, Officers and Service Providers                                     68

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 3

Portfolio Management Discussion | 4/30/19

In the following interview, Andrew Feltus, Paresh Upadhyaya, and Bradley R. Komenda, discuss the factors that affected the performance of Pioneer Global Multisector Income Fund during the six-month period ended April 30, 2019.
Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer);
Mr. Upadhyaya, Director of Currency Strategy, U.S., a senior vice president, and a portfolio manager at Amundi Pioneer; and Mr. Komenda, Deputy Director of Investment-Grade Corporates, a senior vice president, and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund, along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer.

Q     How did the Fund perform during the six-month period ended April 30, 2019?

A Pioneer Global Multisector Income Fund's Class A shares returned 2.91% at net asset value during the six-month period ended April 30, 2019, while the Fund's benchmark, the Bloomberg Barclays Global Aggregate Bond Index (the Bloomberg Barclays Index), returned 4.28% . During the same period, the average return of the 227 mutual funds in Morningstar's World Bond Funds category was 3.80%.

Q How would you describe the investment environment for fixed-income securities during the six-month period ended April 30, 2019?

A The world's bond markets delivered strong, broad-based gains during the period, reflecting a general shift in global central-bank policies toward a more accommodative stance.

      When the reporting period began on November 1, 2018, the financial markets were still under pressure from expectations that the U.S. Federal Reserve (the Fed) would continue to raise interest rates in the year ahead. The adverse outlook stemmed from both strong economic growth in the middle part of 2018, particularly in the U.S., as well as Fed Chairman Jerome Powell's October statement that interest-rate policy was "a long way from neutral." The backdrop changed considerably late in the year, however, thus setting the stage for an unusually strong rally. Economic data began to show weakness across the globe, especially in Europe and China, dashing hopes that the rapid expansion of mid-2018 would prove sustainable. In turn, the downshift in the growth outlook prompted the Fed - after increasing rates for the fourth time in 2018 at its December meeting - to indicate it would take a more "data dependent" approach going forward,

4 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 and would likely "pause" on further rate hikes, if not rule them out entirely. Foreign central banks also pivoted to a more accommodative posture, which ran contrary to earlier expectations that the European Central Bank (ECB) and its developed-market peers were set to tighten monetary policy in 2019.

      The sudden shift in the investment backdrop sparked robust gains across the interest-rate-sensitive segments of the bond market for the six-month period. The yield on the 10-year U.S. Treasury note, which had stood at 3.24% at its most recent peak in early November 2018, fell to 2.39% at its March 2019 low. (Bond prices and yields move in opposite directions.) The Fed's shift to a neutral policy stance helped fuel strong returns for securitized assets, higher-rated corporate debt, and international government bonds, and led to a revival in investors' appetite for risk, which drove sizable gains for credit-sensitive assets such as domestic high-yield bonds and emerging markets debt. The rally resulted in all major market segments within fixed income finishing the six-month period in positive territory, with the best returns occurring among long-term bonds and lower-rated securities.

      The U.S. dollar (USD) gained ground against the majority of foreign currencies over the period, as the Fed's more accommodative approach did not lead to protracted weakness in the USD (as would ordinarily be expected), since other central banks generally followed the Fed's lead. In addition, the USD benefited from the ongoing strength in the U.S. economy compared with the rest of the world.

Q What were the principal factors that either contributed to or detracted from the Fund's benchmark-relative returns during the six-month period ended April 30, 2019?

A The Fund's currency positioning was the primary cause of its benchmark-relative underperformance for the period. We believed there would be a convergence in economic growth rates and interest-rate policies between Europe and the United States, which we expected would support the euro against the USD. We therefore established a long position in the Swedish krona, which we saw as a better way to capture the theme, given that the krona tends to be more volatile than the euro (and thus likely to experience larger gains in the event of a rally.) The USD in fact moved steadily higher throughout the period, however, causing the Fund's positioning to detract from performance. Long positions in the Uruguay peso and South African rand further detracted from benchmark-relative results.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 5

      The Fund's duration positioning also weighed on benchmark-relative performance. We kept the portfolio's duration below that of the Bloomberg Barclays Index, meaning the Fund had a lower degree of interest-rate sensitivity. During a time that saw yields decline as prices rose, the duration element of our investment strategy prevented the Fund from gaining the full benefit of the rally in the bond market. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      Our allocation decisions had a neutral effect on the Fund's benchmark-relative results. On the positive side, the Fund's performance benefited from our emphasis on investments in the credit-sensitive sectors, including high-yield bonds and the emerging markets. Conversely, the Fund lost some ground from an allocation to insurance-linked securities (ILS). ILS, which are sponsored by insurance companies to help mitigate the risk of having to pay claims in the wake of natural disasters, finished the six-month period in the red largely due to the claims generated by the California wildfires in late 2018. The Fund held a position in ILS based on our view that the securities offered both above-average yield potential as well as a source of portfolio diversification*. Unfortunately, those traits were not reflected in the performance of ILS in the environment we experienced over the six-month period. We significantly reduced the Fund's weighting in ILS before period-end, as we saw better opportunities elsewhere.

      Security selection was a net positive for the Fund's performance during the period, with the best results coming from the emerging markets, where portfolio positions in Buenos Aires (both the province and the city) were the strongest contributors. The Fund's investments in Bahrain, Senegal, Sri Lanka, and Uruguay also added value.

Q Did the Fund invest in any derivative securities during the six-month period ended April 30, 2019? If so, did the derivatives have a material impact on benchmark-relative performance?

A We invested the Fund in three types of derivatives during the period: forward foreign currency transactions (forwards), U.S. Treasury futures, and credit default swaps (CDS). Since we have typically achieved our desired currency positioning for the Fund by using derivatives, the forwards had a negative effect on benchmark-relative returns due to our bias towards a lower USD, as we discussed earlier. We invested in Treasury futures to

*     Diversification does not assure a profit nor protect against loss.

6 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 help manage the portfolio's interest-rate risk, and they had a slight positive effect on benchmark-relative returns. The investments in CDS had a neutral impact on the Fund's relative performance.

Q Were there any changes in the Fund's distributions** to shareholders during the six-month period ended April 30, 2019?

A The Fund's distributions increased over the six-month period compared with the level on October 31, 2018.

Q How was the Fund positioned as of period end, and how does the positioning reflect your broader outlook?

A Global economic growth experienced a soft patch in late 2018, but in our view, more recent data reveals that growth remains on a positive track, with a low probability of recession. Developments in China have been particularly encouraging, led by data related to industrial production, consumer spending, and credit growth. While a great deal of uncertainty continues to surround the European economy, we believe the overall outlook there remains favorable. With that said, we think careful security selection will remain essential given the lingering questions, such as trade-related issues, that continue to affect the broader outlook.

      Within the credit-sensitive sectors, we have been gradually reducing the Fund's allocations to high-yield bonds and investment-grade corporates, as those market segments appear to offer less value after their strong rallies thus far in 2019. We have also become more cautious on bank loans, given that their floating-rate features could experience lower investor demand now that the Fed has paused its interest-rate increases. We believe relative values are more attractive in the structured credit sectors -- including non-agency mortgage-backed securities and asset-backed securities -- due to the stronger credit protections the securities offer in relation to their quality ratings. We believe both areas also have the ability to benefit from the current strength of the U.S. consumer.

      We have not been finding an abundance of opportunities in developed-market, non-U.S. sovereigns, where many issues have negative nominal yields and nearly all have negative real (inflation-adjusted) yields. Even so, we remain on the lookout for securities that can potentially benefit from a weaker USD. Although the USD has performed very well in recent years, we see latitude for the currency to give back some ground if overseas

**    Distributions are not guaranteed.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 7 economic growth picks up steam and foreign central banks are compelled to adopt monetary policies that are more aggressive than investors currently anticipate. For the same reason, we also see opportunities in emerging markets debt and currencies.

      In total, we believe the various aspects of the Fund's positioning help to underscore the value of a flexible, selective investment approach that seeks to manage portfolio risk and capitalize on potential value opportunities as they emerge.

Please refer to the Schedule of Investments on pages 17-41 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

Floating rate loans and similar instruments may be illiquid or less liquid than other instruments, and the value of any collateral can decline or be insufficient to meet the issuer's obligations.

8 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 9

Portfolio Summary | 4/30/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                            39.4%
Foreign Government Bonds                                                   22.3%
U.S. Government and Agency Obligations                                     17.0%
Senior Secured Floating Rate Loan Interests                                 8.3%
Collateralized Mortgage Obligations                                         6.9%
Affiliated Closed-End Fund(j)                                               3.8%
Convertible Preferred Stocks                                                0.6%
Municipal Bonds                                                             0.6%
Asset Backed Securities                                                     0.4%
Supranational Bond                                                          0.3%
Over The Counter (OTC) Currency Put Options Purchased                       0.2%
Insurance-Linked Securities                                                 0.2%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              51.8%
United Kingdom                                                              8.1%
Japan                                                                       4.5%
France                                                                      4.0%
Netherlands                                                                 3.5%
Argentina                                                                   1.9%
Italy                                                                       1.8%
Mexico                                                                      1.7%
Switzerland                                                                 1.7%
Uruguay                                                                     1.6%
Luxembourg                                                                  1.5%
Nigeria                                                                     1.4%
Austria                                                                     1.2%
Turkey                                                                      1.0%
Ireland                                                                     1.0%
Sweden                                                                      1.0%
Oman                                                                        1.0%
Other (individually less than 1%)                                          11.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Pioneer ILS Interval Fund(j)                                                 3.74%
--------------------------------------------------------------------------------------
 2. Japan Government Twenty Year Bond, 0.6%, 12/20/37                            2.62
--------------------------------------------------------------------------------------
 3. United Kingdom Gilt, 3.5%, 1/22/45                                           2.04
--------------------------------------------------------------------------------------
 4. Japan Government Thirty Year Bond, 0.8%, 12/20/47                            1.82
--------------------------------------------------------------------------------------
 5. United Kingdom Gilt, 0.5%, 7/22/22                                           1.55
--------------------------------------------------------------------------------------
 6. Mexican Bonos, 8.0%, 12/7/23                                                 1.20
--------------------------------------------------------------------------------------
 7. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                         1.09
--------------------------------------------------------------------------------------
 8. U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                       0.96
--------------------------------------------------------------------------------------
 9. Uruguay Government International Bond, 8.5%, 3/15/28 (144A)                  0.93
--------------------------------------------------------------------------------------
10. Africa Finance Corp., 4.375%, 4/17/26 (144A)                                 0.86
--------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(j) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").

10 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

Prices and Distributions | 4/30/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                4/30/19                   10/31/18
--------------------------------------------------------------------------------
           A                   $10.17                     $10.00
--------------------------------------------------------------------------------
           C                   $10.20                     $10.03
--------------------------------------------------------------------------------
           Y                   $10.26                     $10.08
--------------------------------------------------------------------------------

Distributions per Share: 11/1/18-4/30/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment         Short-Term          Long-Term
          Class           Income             Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A             $0.1200                $ --                $ --
--------------------------------------------------------------------------------
           C             $0.0803                $ --                $ --
--------------------------------------------------------------------------------
           Y             $0.1336                $ --                $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 11

Performance Update | 4/30/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Multisector Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2019)
----------------------------------------------------
                                          BBG
                                          Barclays
                  Net        Public       Global
                  Asset      Offering     Aggregate
                  Value      Price        Bond
Period            (NAV)      (POP)        Index
----------------------------------------------------
10 years           3.96%      3.48%       2.93%
5 years            1.56       0.62        0.75
1 year            -1.42      -5.85        0.94
----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------
Gross          Net
----------------------------------------------------
2.06%          1.04%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Global Multisector         Bloomberg Barclays Global
                    Income Fund                        Aggregate Bond Index
4/09                $ 9,550                            $10,000
4/10                $10,911                            $10,926
4/11                $12,019                            $12,068
4/12                $12,385                            $12,466
4/13                $13,150                            $12,648
4/14                $13,032                            $12,852
4/15                $13,288                            $12,373
4/16                $13,422                            $12,973
4/17                $13,921                            $12,700
4/18                $14,280                            $13,219
4/19                $14,078                            $13,344

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2020, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

Performance Update | 4/30/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2019)
----------------------------------------------------
                                        BBG
                                        Barclays
                                        Global
                                        Aggregate
               If         If            Bond
Period         Held       Redeemed      Index
----------------------------------------------------
10 years        3.10%      3.10%        2.93%
5 years         0.67       0.67         0.75
1 year         -2.21      -2.21         0.94
----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------
Gross           Net
----------------------------------------------------
2.21%           1.94%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Global Multisector         Bloomberg Barclays Global
                    Income Fund                        Aggregate Bond Index
4/09                $10,000                            $10,000
4/10                $11,337                            $10,926
4/11                $12,401                            $12,068
4/12                $12,671                            $12,466
4/13                $13,333                            $12,648
4/14                $13,120                            $12,852
4/15                $13,247                            $12,373
4/16                $13,262                            $12,973
4/17                $13,637                            $12,700
4/18                $13,873                            $13,219
4/19                $13,567                            $13,344

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2020, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 13

Performance Update | 4/30/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2019)
----------------------------------------------------
                                        BBG
                                        Barclays
                      Net               Global
                      Asset             Aggregate
                      Value             Bond
Period                (NAV)             Index
----------------------------------------------------
10 years               4.23%            2.93%
5 years                1.80             0.75
1 year                -1.05             0.94
----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------
Gross         Net
----------------------------------------------------
1.21%         0.79%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Global Multisector         Bloomberg Barclays Global
                    Income Fund                        Aggregate Bond Index
4/09                $5,000,000                         $5,000,000
4/10                $5,728,628                         $5,463,093
4/11                $6,314,596                         $6,034,112
4/12                $6,540,686                         $6,232,984
4/13                $6,957,875                         $6,323,838
4/14                $6,921,384                         $6,426,233
4/15                $7,075,580                         $6,186,732
4/16                $7,166,683                         $6,486,397
4/17                $7,444,066                         $6,350,235
4/18                $7,647,740                         $6,609,707
4/19                $7,567,706                         $6,671,921

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2020, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on actual returns from November 1, 2018, through April 30, 2019.

--------------------------------------------------------------------------------
Share Class                                    A           C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 11/1/18         $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)      $1,029.10    $1,025.00    $1,031.30
on 4/30/19
--------------------------------------------------------------------------------
Expenses Paid During Period*               $    5.03    $    9.29    $    3.78
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.85%, and 0.75% for Class A, Class C, and Class Y respectively, multiplied by the average account value over the period, multiplied by 181/365.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2018, through April 30, 2019.

--------------------------------------------------------------------------------
Share Class                                    A           C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 11/1/18         $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)      $1,019.84    $1,015.62    $1,021.08
on 4/30/19
--------------------------------------------------------------------------------
Expenses Paid During Period*               $    5.01    $    9.25    $    3.76
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.85%, and 0.75% for Class A, Class C, and Class Y respectively, multiplied by the average account value over the period, multiplied by 181/365.


16 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

Schedule of Investments | 4/30/19 (unaudited)

------------------------------------------------------------------------------------------------------------------
Shares                                                                                                 Value
------------------------------------------------------------------------------------------------------------------
                              UNAFFILIATED ISSUERS -- 93.2%
                              CONVERTIBLE PREFERRED STOCKS --
                              0.6% of Net Assets
                              Banks -- 0.6%
               94(a)          Bank of America Corp., 7.25%                                             $   124,128
               95(a)          Wells Fargo & Co., 7.5%                                                      124,207
                                                                                                       -----------
                              Total Banks                                                              $   248,335
------------------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCKS
                              (Cost $238,057)                                                          $   248,335
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
------------------------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES --
                              0.4% of Net Assets
           69,650             Hardee's Funding LLC, Series 2018-1A, Class A2II,
                              4.959%, 6/20/48 (144A)                                                   $    72,315
          100,000             Progress Residential Trust, Series 2017-SFR1, Class E,
                              4.261%, 8/17/34 (144A)                                                       101,111
              145(b)          Structured Asset Securities Corp., Series 2004-19XS,
                              Class A6B, 4.883%, 10/25/34                                                      149
------------------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $169,796)                                                          $   173,575
------------------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE OBLIGATIONS --
                              6.7% of Net Assets
           44,279(c)          Agate Bay Mortgage Trust, Series 2015-1, Class A13,
                              3.5%, 1/25/45 (144A)                                                     $    44,019
              239(d)          Alternative Loan Trust, Series 2003-14T1, Class A9,
                              2.927% (1 Month USD LIBOR + 45 bps), 8/25/18                                     148
          100,000(d)          Arbor Realty Commercial Real Estate Notes, Ltd.,
                              Series 2017-FL1, Class B, 4.973% (1 Month USD
                              LIBOR + 250 bps), 4/15/27 (144A)                                             103,000
           80,000             BANK, Series 2017-BNK5, Class AS, 3.624%, 6/15/60                             80,812
           50,000(c)          BANK, Series 2017-BNK8, Class B, 3.931%, 11/15/50                             51,426
           59,223             Bayview Commercial Asset Trust, Series 2007-2A,
                              Class IO, 7/25/37 (144A)                                                          --
          150,000             Benchmark Mortgage Trust, Series 2018-B2, Class A4,
                              3.615%, 2/15/51                                                              154,877
            2,657(c)          CHL Mortgage Pass-Through Trust, Series 2003-56,
                              Class 4A2, 4.528%, 12/25/33                                                    2,735
          100,000(c)          Citigroup Commercial Mortgage Trust, Series 2014-GC19,
                              Class B, 4.805%, 3/10/47                                                     106,188
           75,000(c)          Citigroup Commercial Mortgage Trust, Series 2014-GC25,
                              Class B, 4.345%, 10/10/47                                                     78,373
          100,000             Citigroup Commercial Mortgage Trust, Series 2015-GC27,
                              Class A5, 3.137%, 2/10/48                                                    100,734
          250,000             Citigroup Commercial Mortgage Trust, Series 2016-P5,
                              Class D, 3.0%, 10/10/49 (144A)                                               213,246

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 17

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
          100,000(d)          CLNS Trust, Series 2017-IKPR, Class C, 3.584% (1 Month
                              USD LIBOR + 110 bps), 6/11/32 (144A)                                     $    99,874
          100,000(d)          Cold Storage Trust, Series 2017-ICE3, Class C, 3.823%
                              (1 Month USD LIBOR + 135 bps), 4/15/36 (144A)                                100,029
           88,219             COMM Mortgage Trust, Series 2012-CR3, Class A3,
                              2.822%, 10/15/45                                                              87,952
           50,000             COMM Mortgage Trust, Series 2013-LC6, Class A4,
                              2.941%, 1/10/46                                                               50,117
          100,000(c)          COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                              3.807%, 5/10/48 (144A)                                                        99,932
          100,000(c)          COMM Mortgage Trust, Series 2015-CR25, Class B,
                              4.695%, 8/10/48                                                              104,601
          240,370             Commercial Mortgage Pass Through Certificates, Series
                              2016-CR28, Class AHR, 3.651%, 2/10/49                                        245,170
           50,000(c)          CSAIL Commercial Mortgage Trust, Series 2016-C5,
                              Class C, 4.687%, 11/15/48                                                     51,155
            4,295             Federal National Mortgage Association REMICS,
                              Series 2009-36, Class HX, 4.5%, 6/25/29                                        4,433
           45,000(c)          FREMF Mortgage Trust, Series 2010-K9, Class B, 5.374%,
                              9/25/45 (144A)                                                                46,137
           50,000(c)          FREMF Mortgage Trust, Series 2015-K51, Class B, 4.088%,
                              10/25/48 (144A)                                                               51,036
           20,461             Government National Mortgage Association, Series 2005-61,
                              Class UZ, 5.25%, 8/16/35                                                      21,388
           17,703             Government National Mortgage Association, Series 2009-83,
                              Class EB, 4.5%, 9/20/39                                                       18,848
          193,359             Government National Mortgage Association, Series 2018-20,
                              Class A, 2.5%, 9/16/49                                                       189,672
           71,070(c)          GS Mortgage Securities RE-Remic Trust, Series 2015-FRR1,
                              Class K3A, 3.409%, 6/27/41                                                    70,855
          100,000(d)          IMT Trust, Series 2017-APTS, Class BFL, 3.423% (1 Month
                              USD LIBOR + 95 bps), 6/15/34 (144A)                                           99,670
           40,229(d)          Interstar Millennium Trust, Series 2003-3G, Class A2,
                              3.109% (3 Month USD LIBOR + 50 bps), 9/27/35                                  38,866
           19,896             JP Morgan Chase Commercial Mortgage Securities Trust,
                              Series 2011-C5, Class A3, 4.171%, 8/15/46                                     20,391
           75,000             JP Morgan Chase Commercial Mortgage Securities Trust,
                              Series 2012-LC9, Class A5, 2.84%, 12/15/47                                    75,140
           50,000(c)          Morgan Stanley Bank of America Merrill Lynch Trust, Series
                              2015-C22, Class D, 4.378%, 4/15/48 (144A)                                     45,409
          105,000             Morgan Stanley Capital I Trust, Series 2016-UBS9,
                              Class D, 3.0%, 3/15/49 (144A)                                                 92,395
               68(d)          RALI Trust, Series 2002-QS16, Class A2, 3.027% (1 Month
                              USD LIBOR + 55 bps), 10/25/17                                                     69
          198,661(c)          Sequoia Mortgage Trust, Series 2013-4, Class A2,
                              2.5%, 4/25/43                                                                191,142
------------------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $2,726,591)                                                        $ 2,739,839
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 38.2% of Net Assets
                              Aerospace/Defense -- 0.1%
           40,000             United Technologies Corp., 4.125%, 11/16/28                              $    41,727
                                                                                                       -----------
                              Total Aerospace/Defense                                                  $    41,727
------------------------------------------------------------------------------------------------------------------
                              Agriculture -- 1.1%
EUR       160,000             Altria Group, Inc., 3.125%, 6/15/31                                      $   188,205
EUR       100,000             BAT Capital Corp., 1.125%, 11/16/23                                          115,176
EUR       100,000             Imperial Brands Finance Plc, 2.25%, 2/26/21                                  116,260
                                                                                                       -----------
                              Total Agriculture                                                        $   419,641
------------------------------------------------------------------------------------------------------------------
                              Airlines -- 0.0%+
            1,696             Delta Air Lines 2010-2 Class A Pass Through Trust,
                              4.95%, 5/23/19                                                           $     1,698
                                                                                                       -----------
                              Total Airlines                                                           $     1,698
------------------------------------------------------------------------------------------------------------------
                              Auto Manufacturers -- 0.5%
          110,000             Ford Motor Co., 4.346%, 12/8/26                                          $   108,244
           90,000             General Motors Co., 6.6%, 4/1/36                                              98,536
                                                                                                       -----------
                              Total Auto Manufacturers                                                 $   206,780
------------------------------------------------------------------------------------------------------------------
                              Banks -- 9.1%
          200,000             Access Bank Plc, 10.5%, 10/19/21 (144A)                                  $   217,612
EUR       200,000(c)          Barclays Plc, 2.625% (5 Year EUR Swap Rate +
                              245 bps), 11/11/25                                                           227,914
EUR       150,000             BNP Paribas SA, 2.375%, 2/17/25                                              179,411
EUR       200,000             BPCE SA, 2.875%, 4/22/26                                                     248,712
           75,000             Cooperatieve Rabobank UA, 3.875%, 2/8/22                                      77,163
          200,000(a)(c)       Credit Suisse Group AG, 7.125% (5 Year USD Swap
                              Rate + 511 bps)                                                              208,500
EUR       200,000(a)(c)       Erste Group Bank AG, 8.875% (5 Year EUR Swap
                              Rate + 902 bps)                                                              258,644
          150,000             Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                              133,125
EUR       100,000             Goldman Sachs Group, Inc., 1.625%, 7/27/26                                   115,933
          105,000(c)          Goldman Sachs Group, Inc., 4.223% (3 Month USD
                              LIBOR + 130 bps), 5/1/29                                                     107,267
EUR       100,000             HSBC Holdings Plc, 0.875%, 9/6/24                                            114,038
EUR       200,000(c)          ING Groep NV, 3.0% (5 Year EUR Swap Rate + 285
                              bps), 4/11/28                                                                240,115
EUR       200,000(a)(c)       Intesa Sanpaolo S.p.A., 7.75% (5 Year EUR Swap
                              Rate + 719 bps)                                                              252,306
EUR       200,000(a)(c)       Lloyds Banking Group Plc, 6.375% (5 Year EUR Swap
                              Rate + 529 bps)                                                              234,238
EUR       100,000(d)          Mediobanca Banca di Credito Finanziario S.p.A., 0.492%
                              (3 Month EURIBOR + 80 bps), 5/18/22                                          111,251
EUR       100,000             Nykredit Realkredit AS, 0.75%, 7/14/21                                       113,379
          200,000             QNB Finansbank AS, 4.875%, 5/19/22 (144A)                                    188,420
          200,000(a)(c)       Societe Generale SA, 7.375% (5 Year USD Swap
                              Rate + 624 bps) (144A)                                                       208,000

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 19

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              Banks -- (continued)
EUR       200,000             UBS Group Funding Switzerland AG, 1.75%, 11/16/22                        $   236,285
          200,000(a)(c)       UBS Group Funding Switzerland AG, 7.0% (5 Year USD
                              Swap Rate + 434 bps) (144A)                                                  208,494
                                                                                                       -----------
                              Total Banks                                                              $ 3,680,807
------------------------------------------------------------------------------------------------------------------
                              Beverages -- 0.5%
          115,000             Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49                     $   127,728
          100,000             Bacardi, Ltd., 5.3%, 5/15/48 (144A)                                           97,064
                                                                                                       -----------
                              Total Beverages                                                          $   224,792
------------------------------------------------------------------------------------------------------------------
                              Biotechnology -- 0.3%
          115,000             Biogen, Inc., 5.2%, 9/15/45                                              $   122,479
                                                                                                       -----------
                              Total Biotechnology                                                      $   122,479
------------------------------------------------------------------------------------------------------------------
                              Building Materials -- 1.1%
EUR       100,000             Buzzi Unicem S.p.A., 2.125%, 4/28/23                                     $   116,327
EUR       100,000             HeidelbergCement AG, 2.25%, 6/3/24                                           120,981
EUR       100,000             Holcim Finance Luxembourg SA, 2.25%, 5/26/28                                 120,269
           35,000             Owens Corning, 3.4%, 8/15/26                                                  33,280
           27,000             Owens Corning, 4.3%, 7/15/47                                                  22,126
           20,000             Owens Corning, 4.4%, 1/30/48                                                  16,342
                                                                                                       -----------
                              Total Building Materials                                                 $   429,325
------------------------------------------------------------------------------------------------------------------
                              Chemicals -- 0.3%
EUR       100,000             Arkema SA, 1.5%, 1/20/25                                                 $   118,438
                                                                                                       -----------
                              Total Chemicals                                                          $   118,438
------------------------------------------------------------------------------------------------------------------
                              Commercial Services -- 0.3%
EUR       100,000             Brisa Concessao Rodoviaria SA, 2.0%, 3/22/23                             $   119,420
                                                                                                       -----------
                              Total Commercial Services                                                $   119,420
------------------------------------------------------------------------------------------------------------------
                              Diversified Financial Services -- 0.4%
           56,000             Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                            $    57,160
          125,000             Capital One Financial Corp., 4.25%, 4/30/25                                  130,375
                                                                                                       -----------
                              Total Diversified Financial Services                                     $   187,535
------------------------------------------------------------------------------------------------------------------
                              Electric -- 1.6%
GBP       125,000             Cadent Finance Plc, 2.125%, 9/22/28                                      $   158,368
EUR       100,000             Coentreprise de Transport d'Electricite SA, 0.875%, 9/29/24                  115,192
            5,000             Edison International, 2.4%, 9/15/22                                            4,752
EUR       100,000             EDP Finance BV, 1.875%, 9/29/23                                              119,273
GBP        75,000             innogy Finance BV, 5.625%, 12/6/23                                           114,387
           85,000             NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                          86,060
           65,000             Sempra Energy, 3.4%, 2/1/28                                                   63,103
                                                                                                       -----------
                              Total Electric                                                           $   661,135
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.6%
EUR       100,000             Belden, Inc., 2.875%, 9/15/25 (144A)                                     $   114,762
EUR       100,000             Legrand SA, 1.875%, 7/6/32                                                   121,678
                                                                                                       -----------
                              Total Electrical Components & Equipment                                  $   236,440
------------------------------------------------------------------------------------------------------------------
                              Electronics -- 0.5%
           41,000             Amphenol Corp., 3.2%, 4/1/24                                             $    41,385
           63,000             Amphenol Corp., 4.35%, 6/1/29                                                 67,122
          100,000             Flex, Ltd., 4.625%, 2/15/20                                                  101,110
                                                                                                       -----------
                              Total Electronics                                                        $   209,617
------------------------------------------------------------------------------------------------------------------
                              Engineering & Construction -- 0.2%
EUR       100,000(a)(c)       Ferrovial Netherlands BV, 2.124% (5 Year EUR Swap
                              Rate + 213 bps)                                                          $   101,270
                                                                                                       -----------
                              Total Engineering & Construction                                         $   101,270
------------------------------------------------------------------------------------------------------------------
                              Entertainment -- 0.4%
           28,000             Scientific Games International, Inc., 10.0%, 12/1/22                     $    29,470
EUR        90,000             WMG Acquisition Corp., 4.125%, 11/1/24 (144A)                                105,634
                                                                                                       -----------
                              Total Entertainment                                                      $   135,104
------------------------------------------------------------------------------------------------------------------
                              Forest Products & Paper -- 0.1%
           50,000             International Paper Co., 4.8%, 6/15/44                                   $    49,664
            5,000             International Paper Co., 6.0%, 11/15/41                                        5,601
                                                                                                       -----------
                              Total Forest Products & Paper                                            $    55,265
------------------------------------------------------------------------------------------------------------------
                              Gas -- 0.3%
           15,000             Boston Gas Co., 3.15%, 8/1/27 (144A)                                     $    14,704
           78,838             Nakilat, Inc., 6.267%, 12/31/33 (144A)                                        88,511
                                                                                                       -----------
                              Total Gas                                                                $   103,215
------------------------------------------------------------------------------------------------------------------
                              Healthcare-Products -- 0.3%
           24,000             Abbott Laboratories, 3.75%, 11/30/26                                     $    25,010
          100,000             Boston Scientific Corp., 4.0%, 3/1/28                                        102,882
                                                                                                       -----------
                              Total Healthcare-Products                                                $   127,892
------------------------------------------------------------------------------------------------------------------
                              Healthcare-Services -- 0.9%
           38,000             Anthem, Inc., 3.35%, 12/1/24                                             $    38,252
           40,000             Anthem, Inc., 3.65%, 12/1/27                                                  39,651
            6,000             Anthem, Inc., 4.101%, 3/1/28                                                   6,137
           30,000             Centene Corp., 5.625%, 2/15/21                                                30,487
           80,000             Humana, Inc., 3.95%, 3/15/27                                                  80,263
          173,000             Rede D'or Finance S.a.r.l., 4.95%, 1/17/28 (144A)                            162,620
                                                                                                       -----------
                              Total Healthcare-Services                                                $   357,410
------------------------------------------------------------------------------------------------------------------
                              Insurance -- 3.8%
EUR       100,000(a)(c)       Allianz SE, 3.375% (EUAMDB10 + 320 bps)                                  $   121,027
EUR       200,000             Assicurazioni Generali S.p.A., 4.125%, 5/4/26                                243,825
EUR       100,000(c)          Aviva Plc, 6.125% (5 Year EUR Swap Rate +
                              513 bps), 7/5/43                                                             131,424

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 21

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              Insurance -- (continued)
EUR       100,000(a)(c)       AXA SA, 3.875% (EUR Swap Rate + 325 bps)                                 $   122,028
           60,000             AXA SA, 8.6%, 12/15/30                                                        80,700
EUR       100,000(c)          CNP Assurances, 6.0% (3 Month EURIBOR + 447
                              bps), 9/14/40                                                                121,035
           35,000             Delphi Financial Group, Inc., 7.875%, 1/31/20                                 36,203
          100,000(c)          Farmers Insurance Exchange, 4.747% (3 Month USD
                              LIBOR + 323 bps), 11/1/57 (144A)                                              87,125
          100,000             Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                        131,727
EUR       100,000(c)          Muenchener Rueckversicherungs-Gesellschaft AG in
                              Muenchen, 6.25% (3 Month EURIBOR + 495 bps), 5/26/42                         131,547
EUR       100,000(a)(c)       NN Group NV, 4.375% (3 Month EURIBOR + 390 bps)                              121,322
           60,000             Protective Life Corp., 4.3%, 9/30/28 (144A)                                   60,650
          100,000             Teachers Insurance & Annuity Association of America, 4.9%,
                              9/15/44 (144A)                                                               112,503
           65,000             Torchmark Corp., 4.55%, 9/15/28                                               68,744
                                                                                                       -----------
                              Total Insurance                                                          $ 1,569,860
------------------------------------------------------------------------------------------------------------------
                              Internet -- 0.4%
          125,000             Booking Holdings, Inc., 3.55%, 3/15/28                                   $   126,232
           50,000             Expedia Group, Inc., 3.8%, 2/15/28                                            49,239
                                                                                                       -----------
                              Total Internet                                                           $   175,471
------------------------------------------------------------------------------------------------------------------
                              Iron & Steel -- 0.5%
          200,000             Gerdau Trade, Inc., 4.875%, 10/24/27 (144A)                              $   204,052
                                                                                                       -----------
                              Total Iron & Steel                                                       $   204,052
------------------------------------------------------------------------------------------------------------------
                              Lodging -- 0.3%
EUR       100,000             Accor SA, 1.25%, 1/25/24                                                 $   114,687
                                                                                                       -----------
                              Total Lodging                                                            $   114,687
------------------------------------------------------------------------------------------------------------------
                              Media -- 1.2%
           60,000             Comcast Corp., 4.15%, 10/15/28                                           $    63,508
           50,000             Comcast Corp., 4.25%, 10/15/30                                                53,188
          200,000             CSC Holdings LLC, 5.375%, 2/1/28 (144A)                                      203,250
EUR       150,000             Sky, Ltd., 1.5%, 9/15/21                                                     174,273
                                                                                                       -----------
                              Total Media                                                              $   494,219
------------------------------------------------------------------------------------------------------------------
                              Mining -- 0.3%
EUR       100,000             Anglo American Capital Plc, 3.25%, 4/3/23                                $   123,272
                                                                                                       -----------
                              Total Mining                                                             $   123,272
------------------------------------------------------------------------------------------------------------------
                              Multi-National -- 1.1%
          340,000             Africa Finance Corp., 4.375%, 4/17/26 (144A)                             $   340,483
TRY       170,000             European Bank for Reconstruction & Development,
                              27.5%, 10/2/19                                                                28,118
IDR 1,160,000,000             Inter-American Development Bank, 7.875%, 3/14/23                              82,042
                                                                                                       -----------
                              Total Multi-National                                                     $   450,643
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              Oil & Gas -- 1.6%
           37,000             Apache Corp., 4.375%, 10/15/28                                           $    37,629
           90,000             Continental Resources, Inc., 4.375%, 1/15/28                                  92,361
           95,000             EQT Corp., 3.9%, 10/1/27                                                      89,660
           80,000             Marathon Petroleum Corp., 5.375%, 10/1/22 (144A)                              81,507
           45,000             Noble Energy, Inc., 5.25%, 11/15/43                                           47,287
EUR       200,000(c)          Repsol International Finance BV, 4.5% (EUR Swap
                              Rate + 420 bps), 3/25/75                                                     251,631
           29,000             Valero Energy Corp., 6.625%, 6/15/37                                          35,548
ARS     2,154,200             YPF SA, 16.5%, 5/9/22 (144A)                                                  31,341
                                                                                                       -----------
                              Total Oil & Gas                                                          $   666,964
------------------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 1.6%
EUR       100,000             Bausch Health Cos., Inc., 4.5%, 5/15/23                                  $   113,169
          116,000             Cardinal Health, Inc., 3.079%, 6/15/24                                       113,772
           45,000             Cigna Corp., 4.375%, 10/15/28 (144A)                                          46,417
           11,404             CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                12,271
          200,000             Perrigo Finance Unlimited Co., 3.9%, 12/15/24                                194,262
          206,000             Shire Acquisitions Investments Ireland, DAC,
                              2.875%, 9/23/23                                                              203,253
                                                                                                       -----------
                              Total Pharmaceuticals                                                    $   683,144
------------------------------------------------------------------------------------------------------------------
                              Pipelines -- 3.3%
           45,000             Cheniere Energy Partners LP, 5.25%, 10/1/25                              $    45,900
          100,000             Enable Midstream Partners LP, 4.4%, 3/15/27                                   98,579
           75,000             Enable Midstream Partners LP, 4.95%, 5/15/28                                  76,411
          100,000             Energy Transfer Operating LP, 5.875%, 1/15/24                                109,157
           60,000             Energy Transfer Operating LP, 6.0%, 6/15/48                                   65,138
          155,000             EnLink Midstream Partners LP, 5.45%, 6/1/47                                  136,787
           20,000             EnLink Midstream Partners LP, 5.6%, 4/1/44                                    18,025
          185,000             Kinder Morgan, Inc., 5.55%, 6/1/45                                           201,500
          125,000             MPLX LP, 4.875%, 12/1/24                                                     133,467
          125,000             Phillips 66 Partners LP, 3.75%, 3/1/28                                       123,731
           34,000             Plains All American Pipeline LP/PAA Finance Corp.,
                              4.9%, 2/15/45                                                                 32,736
           60,000             Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                                   63,899
           60,000             Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                        64,458
           90,000             Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                           87,512
           57,000             Williams Cos., Inc., 5.75%, 6/24/44                                           62,060
           13,000             Williams Cos., Inc., 7.75%, 6/15/31                                           16,441
                                                                                                       -----------
                              Total Pipelines                                                          $ 1,335,801
------------------------------------------------------------------------------------------------------------------
                              Real Estate -- 0.9%
EUR       100,000             Akelius Residential Property AB, 1.125%, 3/14/24                         $   112,243
EUR       100,000             Annington Funding Plc, 1.65%, 7/12/24                                        113,436
EUR       100,000(a)(c)       ATF Netherlands BV, 3.75% (5 Year EUR Swap Rate + 438 bps)                   114,948
                                                                                                       -----------
                              Total Real Estate                                                        $   340,627
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 23

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              REITS -- 1.8%
           25,000             Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23                     $    25,855
           55,000             Essex Portfolio LP, 3.625%, 5/1/27                                            55,140
EUR       200,000             GELF Bond Issuer I SA, 0.875%, 10/20/22                                      226,815
           60,000             Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                        59,387
           35,000             Highwoods Realty LP, 3.625%, 1/15/23                                          35,278
           23,000             Hudson Pacific Properties LP, 4.65%, 4/1/29                                   23,700
EUR       100,000             Merlin Properties Socimi SA, 2.225%, 4/25/23                                 118,405
           50,000             SBA Tower Trust, 2.877%, 7/9/21 (144A)                                        49,724
           27,000             UDR, Inc., 4.0%, 10/1/25                                                      27,749
           25,000             UDR, Inc., 4.4%, 1/26/29                                                      26,232
          100,000             Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
                              6.0%, 4/15/23 (144A)                                                          96,000
                                                                                                       -----------
                              Total REITS                                                              $   744,285
------------------------------------------------------------------------------------------------------------------
                              Retail -- 0.2%
           75,000             Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)                    $    73,641
                                                                                                       -----------
                              Total Retail                                                             $    73,641
------------------------------------------------------------------------------------------------------------------
                              Savings & Loans -- 0.3%
EUR       100,000             Leeds Building Society, 1.375%, 5/5/22                                   $   114,406
                                                                                                       -----------
                              Total Savings & Loans                                                    $   114,406
------------------------------------------------------------------------------------------------------------------
                              Software -- 0.3%
EUR       100,000             IQVIA, Inc., 2.875%, 9/15/25 (144A)                                      $   113,893
                                                                                                       -----------
                              Total Software                                                           $   113,893
------------------------------------------------------------------------------------------------------------------
                              Telecommunications -- 1.7%
          200,000             Digicel, Ltd., 6.0%, 4/15/21 (144A)                                      $   176,100
           40,000             Frontier Communications Corp., 7.125%, 1/15/23                                24,900
GBP       100,000             Koninklijke KPN NV, 5.0%, 11/18/26                                           143,443
EUR       125,000(a)(c)       Orange SA, 5.0% (5 Year EUR Swap Rate + 399 bps)                             162,196
           50,000             Sprint Corp., 7.25%, 9/15/21                                                  52,375
           20,000             Sprint Corp., 7.625%, 3/1/26                                                  20,000
EUR       100,000             Telekom Finanzmanagement GmbH, 3.5%, 7/4/23                                  127,721
                                                                                                       -----------
                              Total Telecommunications                                                 $   706,735
------------------------------------------------------------------------------------------------------------------
                              Water -- 0.3%
EUR       100,000             FCC Aqualia SA, 1.413%, 6/8/22                                           $   114,706
                                                                                                       -----------
                              Total Water                                                              $   114,706
------------------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $15,640,632)                                                       $15,566,396
------------------------------------------------------------------------------------------------------------------
                              FOREIGN GOVERNMENT BONDS --
                              21.5% of Net Assets
                              Angola -- 0.5%
          200,000             Angolan Government International Bond, 8.25%,
                              5/9/28 (144A)                                                            $   209,107
                                                                                                       -----------
                              Total Angola                                                             $   209,107
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              Argentina -- 1.8%
          100,000             Argentine Republic Government International Bond,
                              6.875%, 1/26/27                                                          $    71,700
          300,000             Argentine Republic Government International Bond,
                              7.5%, 4/22/26                                                                225,000
          250,000             Autonomous City of Buenos Aires Argentina, 7.5%,
                              6/1/27 (144A)                                                                200,625
          300,000             Provincia de Buenos Aires, 9.125%, 3/16/24 (144A)                            226,125
                                                                                                       -----------
                              Total Argentina                                                          $   723,450
------------------------------------------------------------------------------------------------------------------
                              Austria -- 0.2%
EUR        50,000             Republic of Austria Government Bond, 4.15%,
                              3/15/37 (144A)                                                           $    87,795
                                                                                                       -----------
                              Total Austria                                                            $    87,795
------------------------------------------------------------------------------------------------------------------
                              Bahrain -- 0.5%
          200,000             Bahrain Government International Bond, 7.0%,
                              10/12/28 (144A)                                                          $   216,000
                                                                                                       -----------
                              Total Bahrain                                                            $   216,000
------------------------------------------------------------------------------------------------------------------
                              Dominican Republic -- 0.4%
DOP     8,000,000             Dominican Republic International Bond, 8.9%,
                              2/15/23 (144A)                                                           $   155,304
                                                                                                       -----------
                              Total Dominican Republic                                                 $   155,304
------------------------------------------------------------------------------------------------------------------
                              Ecuador -- 0.1%
           26,316(d)          EP PetroEcuador via Noble Sovereign Funding I, Ltd., 8.24%
                              (3 Month USD LIBOR + 563 bps), 9/24/19                                   $    26,316
                                                                                                       -----------
                              Total Ecuador                                                            $    26,316
------------------------------------------------------------------------------------------------------------------
                              Egypt -- 0.6%
EGP     1,050,000             Egypt Treasury Bills, 17.5%, 3/3/20                                      $    53,495
EGP     3,875,000             Egypt Treasury Bills, 18.061%, 2/4/20                                        199,650
                                                                                                       -----------
                              Total Egypt                                                              $   253,145
------------------------------------------------------------------------------------------------------------------
                              Egypt -- 0.6%
          269,000             Egypt Government International Bond, 7.6%,
                              3/1/29 (144A)                                                            $   271,071
                                                                                                       -----------
                              Total Egypt                                                              $   271,071
------------------------------------------------------------------------------------------------------------------
                              Indonesia -- 0.6%
IDR 3,744,000,000             Indonesia Treasury Bond, 6.125%, 5/15/28                                 $   235,806
                                                                                                       -----------
                              Total Indonesia                                                          $   235,806
------------------------------------------------------------------------------------------------------------------
                              Japan -- 4.3%
JPY    75,000,000             Japan Government Thirty Year Bond, 0.8%, 12/20/47                        $   720,773
JPY   110,000,000             Japan Government Twenty Year Bond, 0.6%, 12/20/37                          1,036,032
                                                                                                       -----------
                              Total Japan                                                              $ 1,756,805
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 25

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              Kenya -- 0.5%
          200,000             Kenya Government International Bond, 7.25%,
                              2/28/28 (144A)                                                           $   198,290
                                                                                                       -----------
                              Total Kenya                                                              $   198,290
------------------------------------------------------------------------------------------------------------------
                              Mexico -- 1.6%
MXN       300,000             Mexican Bonos, 7.5%, 6/3/27                                              $    15,272
MXN     8,955,000             Mexican Bonos, 8.0%, 12/7/23                                                 473,532
MXN     3,606,251             Mexican Udibonos, 2.0%, 6/9/22                                               179,240
                                                                                                       -----------
                              Total Mexico                                                             $   668,044
------------------------------------------------------------------------------------------------------------------
                              Oman -- 0.9%
          200,000             Oman Government International Bond, 5.375%,
                              3/8/27 (144A)                                                            $   188,000
          200,000             Oman Government International Bond, 5.625%,
                              1/17/28 (144A)                                                               190,037
                                                                                                       -----------
                              Total Oman                                                               $   378,037
------------------------------------------------------------------------------------------------------------------
                              Portugal -- 0.3%
EUR       100,000             Portugal Obrigacoes do Tesouro OT, 4.95%,
                              10/25/23 (144A)                                                          $   137,325
                                                                                                       -----------
                              Total Portugal                                                           $   137,325
------------------------------------------------------------------------------------------------------------------
                              Senegal -- 0.5%
          200,000             Senegal Government International Bond, 6.25%,
                              5/23/33 (144A)                                                           $   192,541
                                                                                                       -----------
                              Total Senegal                                                            $   192,541
------------------------------------------------------------------------------------------------------------------
                              Sri Lanka -- 0.6%
          225,000             Sri Lanka Government International Bond, 7.85%,
                              3/14/29 (144A)                                                           $   231,367
                                                                                                       -----------
                              Total Sri Lanka                                                          $   231,367
------------------------------------------------------------------------------------------------------------------
                              Sweden -- 0.7%
SEK     2,300,000             Sweden Government Bond, 2.5%, 5/12/25                                    $   280,996
                                                                                                       -----------
                              Total Sweden                                                             $   280,996
------------------------------------------------------------------------------------------------------------------
                              Turkey -- 0.5%
          250,000             Turkey Government International Bond, 3.25%, 3/23/23                     $   218,872
                                                                                                       -----------
                              Total Turkey                                                             $   218,872
------------------------------------------------------------------------------------------------------------------
                              Ukraine -- 0.5%
          200,000             Ukraine Government International Bond, 8.994%,
                              2/1/24 (144A)                                                            $   199,324
                                                                                                       -----------
                              Total Ukraine                                                            $   199,324
------------------------------------------------------------------------------------------------------------------
                              United Kingdom -- 4.2%
GBP       475,000             United Kingdom Gilt, 0.5%, 7/22/22                                       $   613,760
GBP       450,000             United Kingdom Gilt, 3.5%, 1/22/45                                           806,386
GBP       150,000             United Kingdom Gilt, 4.25%, 9/7/39                                           283,998
                                                                                                       -----------
                              Total United Kingdom                                                     $ 1,704,144
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              Uruguay -- 1.6%
UYU    15,035,000             Uruguay Government International Bond, 8.5%,
                              3/15/28 (144A)                                                           $   368,782
UYU     9,771,000             Uruguay Government International Bond, 9.875%,
                              6/20/22 (144A)                                                               278,866
                                                                                                       -----------
                              Total Uruguay                                                            $   647,648
------------------------------------------------------------------------------------------------------------------
                              TOTAL FOREIGN GOVERNMENT BONDS
                              (Cost $9,068,211)                                                        $ 8,791,387
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Face
Amount USD ($)
------------------------------------------------------------------------------------------------------------------
                              INSURANCE-LINKED SECURITIES -- 0.2%
                              of Net Assets(e)
                              Reinsurance Sidecars -- 0.2%
                              Multiperil -- Worldwide -- 0.2%
           30,000+(f)         Lorenz Re 2017, 3/31/20                                                  $     1,788
           30,000+(f)         Lorenz Re 2018, 7/1/21                                                        22,167
           30,000+            Pangaea Re 2015-2, 11/30/19                                                       27
           30,000+            Pangaea Re 2016-1, 11/30/20                                                       39
           50,000+(f)         Pangaea Re 2017-1, 11/30/21                                                       --
           50,000+(f)         Pangaea Re 2018-1, 12/31/21                                                    2,940
           40,962+(f)         Pangaea Re 2019-1, 2/1/23                                                     41,556
                                                                                                       -----------
                              Total Reinsurance Sidecars                                               $    68,517
------------------------------------------------------------------------------------------------------------------
                              TOTAL INSURANCE-LINKED SECURITIES
                              (Cost $91,920)                                                           $    68,517
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
------------------------------------------------------------------------------------------------------------------
                              MUNICIPAL BONDS -- 0.6% of Net Assets(g)
                              Municipal General Obligation -- 0.3%
           50,000(h)          State of Texas, Transportation Commission Mobility Fund,
                              Series A, 4.0%, 10/1/44                                                  $    52,475
           30,000             Virginia Commonwealth Transportation Board, Transportation
                              Capital Projects, 4.0%, 5/15/31                                               32,118
           30,000             Virginia Commonwealth Transportation Board, Transportation
                              Capital Projects, 4.0%, 5/15/33                                               32,424
                                                                                                       -----------
                              Total Municipal General Obligation                                       $   117,017
------------------------------------------------------------------------------------------------------------------
                              Municipal Higher Education -- 0.1%
           15,000             Massachusetts Development Finance Agency, Harvard
                              University, Series A, 5.0%, 7/15/40                                      $    20,281
           50,000             University of Virginia, Refunding General Green, Series A-2,
                              5.0%, 4/1/45                                                                  57,296
                                                                                                       -----------
                              Total Municipal Higher Education                                         $    77,577
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 27

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              Municipal School District -- 0.2%
           25,000(h)          Frisco Independent School District, 4.0%, 8/15/40                        $    26,531
           25,000(h)          Frisco Independent School District, 4.0%, 8/15/45                             26,430
                                                                                                       -----------
                              Total Municipal School District                                          $    52,961
------------------------------------------------------------------------------------------------------------------
                              TOTAL MUNICIPAL BONDS
                              (Cost $237,879)                                                          $   247,555
------------------------------------------------------------------------------------------------------------------
                              SENIOR SECURED FLOATING RATE LOAN
                              INTERESTS -- 8.1% of Net Assets*(d)
                              Automobile -- 0.5%
           97,990             American Axle & Manufacturing, Inc., Tranche B Term Loan,
                              4.767% (LIBOR + 225 bps), 4/6/24                                         $    96,980
          147,862             CWGS Group LLC, Term Loan, 5.229% (LIBOR +
                              275 bps), 11/8/23                                                            137,364
                                                                                                       -----------
                              Total Automobile                                                         $   234,344
------------------------------------------------------------------------------------------------------------------
                              Beverage, Food & Tobacco -- 0.3%
          110,134             JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan, 4.98%
                              (LIBOR + 250 bps), 10/30/22                                              $   110,321
                                                                                                       -----------
                              Total Beverage, Food & Tobacco                                           $   110,321
------------------------------------------------------------------------------------------------------------------
                              Broadcasting & Entertainment -- 0.3%
           98,987             Sinclair Television Group, Inc., Tranche B Term Loan, 4.74%
                              (LIBOR + 225 bps), 1/3/24                                                $    99,111
           40,813             UPC Financing Partnership, Facility AR, 4.973% (LIBOR +
                              250 bps), 1/15/26                                                             40,875
                                                                                                       -----------
                              Total Broadcasting & Entertainment                                       $   139,986
------------------------------------------------------------------------------------------------------------------
                              Chemicals, Plastics & Rubber -- 0.4%
           99,000             Axalta Coating Systems Dutch Holding B BV (Axalta Coating
                              Systems US Holdings, Inc.), Term B-3 Dollar Loan,
                              4.351% (LIBOR + 175 bps), 6/1/24                                         $    98,602
           45,679             PQ Corp., Third Amendment Tranche B-1 Term Loan, 5.083%
                              (LIBOR + 250 bps), 2/8/25                                                     45,720
                                                                                                       -----------
                              Total Chemicals, Plastics & Rubber                                       $   144,322
------------------------------------------------------------------------------------------------------------------
                              Computers & Electronics -- 0.6%
           25,888             Energy Acquisition LP, (aka Electrical Components
                              International), First Lien Initial Term Loan,
                              6.851% (LIBOR + 425 bps), 6/26/25                                        $    25,241
          123,750             Iron Mountain Information Management LLC, Incremental
                              Term B Loan, 4.233% (LIBOR + 175 bps), 1/2/26                                121,739
           60,324             Microchip Technology, Inc., Initial Term Loan, 4.49%
                              (LIBOR + 200 bps), 5/29/25                                                    60,513
                                                                                                       -----------
                              Total Computers & Electronics                                            $   207,493
------------------------------------------------------------------------------------------------------------------
                              Diversified & Conglomerate Service -- 1.1%
           95,742             ASGN, Inc. (fka On Assignment, Inc.), Initial Term B-2 Loan,
                              4.483% (LIBOR + 200 bps), 4/2/25                                         $    95,817
           24,000             Change Healthcare Holdings, Inc. (fka Emdeon, Inc.), Closing
                              Date Term Loan, 5.233% (LIBOR + 275 bps), 3/1/24                              24,024

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              Diversified & Conglomerate Service -- (continued)
           49,520             DG Investment Intermediate Holdings 2, Inc. (aka
                              Convergint Technologies Holdings LLC), First Lien Initial
                              Term Loan, 5.483% (LIBOR + 300 bps), 2/3/25                              $    49,149
           49,501             NVA Holdings, Inc., First Lien Term B-3 Loan, 5.233%
                              (LIBOR + 275 bps), 2/2/25                                                     48,800
           99,250             West Corp., Incremental Term B-1 Loan, 6.129%
                              (LIBOR + 350 bps), 10/10/24                                                   95,120
          152,460             Worldplay LLC, New Term B-4 Loan (2018), 4.208%
                              (LIBOR + 175 bps), 8/9/24                                                    152,584
                                                                                                       -----------
                              Total Diversified & Conglomerate Service                                 $   465,494
------------------------------------------------------------------------------------------------------------------
                              Electric & Electrical -- 0.2%
           98,982             Micron Technology, Inc., Term Loan, 4.24% (LIBOR +
                              175 bps), 4/26/22                                                        $    99,254
            7,918             Rackspace Hosting, Inc., First Lien Term B Loan, 5.738%
                              (LIBOR + 300 bps), 11/3/23                                                     7,528
                                                                                                       -----------
                              Total Electric & Electrical                                              $   106,782
------------------------------------------------------------------------------------------------------------------
                              Electronics -- 0.3%
          100,000             First Data Corp., 2024A New Dollar Term Loan, 4.481%
                              (LIBOR + 200 bps), 4/26/24                                               $   100,101
           49,500             Scientific Games International, Inc., Initial Term B-5 Loan,
                              5.233% (LIBOR + 275 bps), 8/14/24                                             49,479
                                                                                                       -----------
                              Total Electronics                                                        $   149,580
------------------------------------------------------------------------------------------------------------------
                              Environmental Services -- 0.3%
           99,277             GFL Environmental, Inc., Effective Date Incremental Term
                              Loan, 5.483% (LIBOR + 300 bps), 5/30/25                                  $    98,645
                                                                                                       -----------
                              Total Environmental Services                                             $    98,645
------------------------------------------------------------------------------------------------------------------
                              Financial Services -- 0.1%
           47,189             RPI Finance Trust, Initial Term Loan B-6, 4.483%
                              (LIBOR + 200 bps), 3/27/23                                               $    47,307
                                                                                                       -----------
                              Total Financial Services                                                 $    47,307
------------------------------------------------------------------------------------------------------------------
                              Healthcare & Pharmaceuticals -- 0.6%
           98,250             Endo Luxembourg Finance Co. I S.a r.l., Initial Term Loan,
                              6.75% (LIBOR + 425 bps), 4/29/24                                         $    97,635
           36,359             Gentiva Health Services, Inc., First Lien Closing Date
                              Initial Term Loan, 6.25% (LIBOR + 375 bps), 7/2/25                            36,518
           99,000             Prospect Medical Holdings, Inc., Term B-1 Loan, 8.0%
                              (LIBOR + 550 bps), 2/22/24                                                    93,184
                                                                                                       -----------
                              Total Healthcare & Pharmaceuticals                                       $   227,337
------------------------------------------------------------------------------------------------------------------
                              Healthcare, Education & Childcare -- 0.5%
           49,491             ATI Holdings Acquisition, Inc., First Lien Initial Term
                              Loan, 5.987% (LIBOR + 350 bps), 5/10/23                                  $    48,666
           48,879             KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
                              Term B-3 Loan, 6.351% (LIBOR + 375 bps), 2/21/25                              48,989
           98,747             Life Time Fitness, Inc., 2017 Refinancing Term Loan,
                              5.379% (LIBOR + 275 bps), 6/10/22                                             98,716
                                                                                                       -----------
                              Total Healthcare, Education & Childcare                                  $   196,371
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 29

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              Hotel, Gaming & Leisure -- 0.1%
           49,000             1011778 BC Unlimited Liability Co. (New Red Finance, Inc.)
                              (aka Burger King/Tim Hortons), Term B-3 Loan,
                              4.733% (LIBOR + 225 bps), 2/16/24                                        $    49,000
                                                                                                       -----------
                              Total Hotel, Gaming & Leisure                                            $    49,000
------------------------------------------------------------------------------------------------------------------
                              Insurance -- 0.3%
           45,886             Asurion LLC (fka Asurion Corp.), New B-7 Term Loan, 5.483%
                              (LIBOR + 300 bps), 11/3/24                                               $    46,096
           49,112             Integro Parent, Inc., First Lien Initial Term Loan, 8.368%
                              (LIBOR + 575 bps), 10/31/22                                                   48,989
           49,497             USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                              Loan, 5.601% (LIBOR + 300 bps), 5/16/24                                       49,176
                                                                                                       -----------
                              Total Insurance                                                          $   144,261
------------------------------------------------------------------------------------------------------------------
                              Leasing -- 0.5%
          106,644             Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 4.487%
                              (LIBOR + 200 bps), 1/15/25                                               $   106,769
           74,250             IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
                              B-1 Term Loan, 6.365% (LIBOR + 375 bps), 9/11/23                              73,461
                                                                                                       -----------
                              Total Leasing                                                            $   180,230
------------------------------------------------------------------------------------------------------------------
                              Leisure & Entertainment -- 0.1%
           48,620             Six Flags Theme Parks, Inc., Tranche B Term Loan,
                              4.59%, 4/17/26                                                           $    48,803
                                                                                                       -----------
                              Total Leisure & Entertainment                                            $    48,803
------------------------------------------------------------------------------------------------------------------
                              Manufacturing -- 0.2%
           69,477             Aristocrat Leisure, Ltd., Term B-3 Loan, 4.342%
                              (LIBOR + 175 bps), 10/19/24                                              $    69,446
                                                                                                       -----------
                              Total Manufacturing                                                      $    69,446
------------------------------------------------------------------------------------------------------------------
                              Media -- 0.2%
           49,500             CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                              January 2018 Incremental Term Loan, 4.973%
                              (LIBOR + 250 bps), 1/25/26                                               $    49,562
           31,694             CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                              October 2018 Incremental Term Loan, 4.723%
                              (LIBOR + 225 bps), 1/15/26                                                    31,693
                                                                                                       -----------
                              Total Media                                                              $    81,255
------------------------------------------------------------------------------------------------------------------
                              Metals & Mining -- 0.2%
           48,484             Atkore International, Inc., First Lien Initial Incremental
                              Term Loan, 5.36% (LIBOR + 275 bps), 12/22/23                             $    48,575
           48,265             Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                              Term Loan, 4.734% (LIBOR + 225 bps), 6/14/21                                  48,310
                                                                                                       -----------
                              Total Metals & Mining                                                    $    96,885
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              Personal, Food & Miscellaneous Services -- 0.2%
           97,990             Revlon Consumer Products Corp., Initial Term B Loan, 6.129%
                              (LIBOR + 350 bps/PRIME + 350 bps), 9/7/23                                $    77,020
                                                                                                       -----------
                              Total Personal, Food & Miscellaneous Services                            $    77,020
------------------------------------------------------------------------------------------------------------------
                              Professional & Business Services -- 0.3%
           99,000             Lamar Media Corp., Term B Loan, 4.25% (LIBOR +
                              175 bps), 3/14/25                                                        $    99,309
                                                                                                       -----------
                              Total Professional & Business Services                                   $    99,309
------------------------------------------------------------------------------------------------------------------
                              Telecommunications -- 0.5%
           24,536             Go Daddy Operating Co., LLC (GD Finance Co., Inc.),
                              Tranche B-1 Term Loan, 4.483% (LIBOR +
                              200 bps), 2/15/24                                                        $    24,606
           99,250             SBA Senior Finance II LLC, Initial Term Loan, 4.49%
                              (LIBOR + 200 bps), 4/11/25                                                    98,800
           98,495             Sprint Communications, Inc., Initial Term Loan, 5.0%
                              (LIBOR + 250 bps), 2/2/24                                                     95,786
                                                                                                       -----------
                              Total Telecommunications                                                 $   219,192
------------------------------------------------------------------------------------------------------------------
                              Utilities -- 0.3%
           99,239             Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                              Initial Term Loan, 4.483% (LIBOR + 200 bps), 8/4/23                      $    99,453
                                                                                                       -----------
                              Total Utilities                                                          $    99,453
------------------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                              (Cost $3,338,077)                                                        $ 3,292,836
------------------------------------------------------------------------------------------------------------------
                              SUPRANATIONAL BOND -- 0.3% of Net Assets
AUD       185,000             International Bank for Reconstruction & Development, 5.75%,
                              10/21/19                                                                 $   132,951
------------------------------------------------------------------------------------------------------------------
                              TOTAL SUPRANATIONAL BOND
                              (Cost $181,395)                                                          $   132,951
------------------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                              16.4% of Net Assets
           20,105             Fannie Mae, 3.0%, 5/1/31                                                 $    20,257
           37,663             Fannie Mae, 3.0%, 2/1/43                                                      37,415
           25,282             Fannie Mae, 3.0%, 3/1/43                                                      25,114
           24,377             Fannie Mae, 3.0%, 5/1/43                                                      24,216
           28,327             Fannie Mae, 3.0%, 5/1/43                                                      28,140
           27,778             Fannie Mae, 3.0%, 6/1/45                                                      27,615
           21,106             Fannie Mae, 3.0%, 9/1/46                                                      20,888
           41,336             Fannie Mae, 3.0%, 10/1/46                                                     40,909
           57,960             Fannie Mae, 3.0%, 11/1/46                                                     57,362
           41,267             Fannie Mae, 3.0%, 1/1/47                                                      40,995
           31,539             Fannie Mae, 3.0%, 3/1/47                                                      31,214
           41,147             Fannie Mae, 3.5%, 6/1/42                                                      41,908
          110,081             Fannie Mae, 3.5%, 9/1/42                                                     111,948

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 31

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
          123,723             Fannie Mae, 3.5%, 5/1/44                                                 $   125,798
           29,341             Fannie Mae, 3.5%, 2/1/45                                                      29,906
           77,567             Fannie Mae, 3.5%, 2/1/45                                                      79,167
           18,885             Fannie Mae, 3.5%, 6/1/45                                                      19,157
           16,036             Fannie Mae, 3.5%, 8/1/45                                                      16,243
           38,422             Fannie Mae, 3.5%, 8/1/45                                                      38,919
           18,605             Fannie Mae, 3.5%, 9/1/45                                                      18,989
           55,334             Fannie Mae, 3.5%, 9/1/45                                                      56,033
           85,144             Fannie Mae, 3.5%, 10/1/45                                                     86,374
           18,677             Fannie Mae, 3.5%, 1/1/46                                                      18,916
           20,445             Fannie Mae, 3.5%, 7/1/46                                                      20,676
           33,407             Fannie Mae, 3.5%, 9/1/46                                                      33,797
           63,259             Fannie Mae, 3.5%, 12/1/46                                                     63,982
           32,714             Fannie Mae, 3.5%, 1/1/47                                                      33,180
           39,446             Fannie Mae, 3.5%, 1/1/47                                                      40,161
           41,714             Fannie Mae, 3.5%, 1/1/47                                                      42,186
           33,092             Fannie Mae, 4.0%, 10/1/40                                                     34,555
           66,545             Fannie Mae, 4.0%, 1/1/42                                                      68,875
           14,056             Fannie Mae, 4.0%, 2/1/42                                                      14,548
           24,445             Fannie Mae, 4.0%, 5/1/42                                                      25,301
           36,128             Fannie Mae, 4.0%, 11/1/43                                                     37,621
           14,564             Fannie Mae, 4.0%, 10/1/44                                                     15,025
           72,185             Fannie Mae, 4.0%, 11/1/44                                                     74,503
           58,533             Fannie Mae, 4.0%, 10/1/45                                                     60,400
           44,807             Fannie Mae, 4.0%, 12/1/45                                                     46,236
           32,638             Fannie Mae, 4.0%, 6/1/46                                                      33,669
           31,735             Fannie Mae, 4.0%, 8/1/46                                                      32,731
           18,982             Fannie Mae, 4.0%, 11/1/46                                                     19,575
           20,444             Fannie Mae, 4.0%, 11/1/46                                                     21,086
          137,329             Fannie Mae, 4.0%, 1/1/47                                                     141,410
           20,708             Fannie Mae, 4.0%, 4/1/47                                                      21,438
           34,265             Fannie Mae, 4.0%, 4/1/47                                                      35,336
           36,164             Fannie Mae, 4.0%, 4/1/47                                                      37,439
           21,386             Fannie Mae, 4.0%, 6/1/47                                                      22,055
           65,069             Fannie Mae, 4.0%, 6/1/47                                                      67,103
           19,199             Fannie Mae, 4.0%, 7/1/47                                                      19,799
           35,153             Fannie Mae, 4.0%, 8/1/47                                                      36,252
           40,461             Fannie Mae, 4.0%, 12/1/47                                                     41,705
          142,778             Fannie Mae, 4.0%, 4/1/48                                                     147,011
          191,000             Fannie Mae, 4.0%, 5/1/49 (TBA)                                               196,006
           28,000             Fannie Mae, 4.0%, 6/1/49 (TBA)                                                28,716
           11,682             Fannie Mae, 4.5%, 4/1/41                                                      12,380
            9,060             Fannie Mae, 4.5%, 5/1/41                                                       9,604

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
           24,228             Fannie Mae, 4.5%, 11/1/43                                                $    25,494
           30,081             Fannie Mae, 4.5%, 2/1/44                                                      31,656
           36,161             Fannie Mae, 4.5%, 2/1/44                                                      38,051
           28,144             Fannie Mae, 4.5%, 5/1/46                                                      29,469
           35,988             Fannie Mae, 4.5%, 2/1/47                                                      37,625
           18,000             Fannie Mae, 4.5%, 5/1/49 (TBA)                                                18,729
           28,179             Fannie Mae, 5.0%, 8/1/31                                                      29,714
           13,083             Fannie Mae, 5.0%, 6/1/40                                                      14,072
            8,235             Fannie Mae, 5.5%, 10/1/35                                                      9,012
           12,339             Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                12,259
           13,938             Federal Home Loan Mortgage Corp., 3.0%, 1/1/43                                13,847
           26,929             Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                26,754
           31,529             Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                31,324
           53,042             Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                52,697
           14,441             Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                14,347
           20,905             Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                20,691
           20,957             Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                               20,738
           62,555             Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                61,911
           14,891             Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                               15,154
           78,362             Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                79,876
           95,314             Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                               96,769
           16,893             Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                17,096
           70,180             Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                71,566
           29,942             Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                30,451
           80,638             Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                82,071
           98,101             Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                99,996
           61,434             Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                               62,598
           93,622             Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                                96,814
          156,445             Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                               161,613
           12,159             Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                               12,533
           18,824             Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                19,401
           29,982             Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                                30,898
           20,968             Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                21,723
           21,691             Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                22,472
           41,001             Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                42,238
           43,925             Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                45,507
           91,458             Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                94,216
          104,934             Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                               108,179
          193,851             Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                              199,695
          137,069             Federal Home Loan Mortgage Corp., 4.0%, 12/1/47                              141,191
           36,681             Federal Home Loan Mortgage Corp., 4.5%, 6/1/41                                38,979
           59,731             Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                62,537
           18,007             Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                                19,345

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 33

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
------------------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
           20,942             Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                          $    22,498
            3,249             Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                                 3,494
            6,043             Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                                6,508
           10,266             Federal Home Loan Mortgage Corp., 6.0%, 8/1/37                                11,139
           14,428             Federal Home Loan Mortgage Corp., 6.5%, 1/1/38                                16,599
           23,717             Federal Home Loan Mortgage Corp., 6.5%, 4/1/38                                26,190
           45,526             Government National Mortgage Association I,
                              3.5%, 11/15/41                                                                46,512
            8,606             Government National Mortgage Association I,
                              3.5%, 10/15/42                                                                 8,810
           28,101             Government National Mortgage Association I,
                              3.5%, 8/15/46                                                                 28,579
           32,347             Government National Mortgage Association I,
                              4.0%, 4/15/45                                                                 33,362
           45,367             Government National Mortgage Association I,
                              4.0%, 6/15/45                                                                 46,776
           24,169             Government National Mortgage Association I,
                              4.5%, 1/15/40                                                                 25,543
           19,825             Government National Mortgage Association I,
                              4.5%, 9/15/40                                                                 20,878
            7,908             Government National Mortgage Association I,
                              4.5%, 10/15/40                                                                 8,326
           17,258             Government National Mortgage Association I,
                              4.5%, 7/15/41                                                                 18,164
           30,199             Government National Mortgage Association II,
                              3.0%, 9/20/46                                                                 30,206
           26,622             Government National Mortgage Association II,
                              4.5%, 9/20/41                                                                 27,991
           59,493             Government National Mortgage Association II,
                              4.5%, 9/20/44                                                                 61,449
           16,934             Government National Mortgage Association II,
                              4.5%, 10/20/44                                                                17,798
           35,887             Government National Mortgage Association II,
                              4.5%, 11/20/44                                                                37,709
          144,882             Government National Mortgage Association II,
                              4.5%, 4/20/48                                                                151,047
          387,449             U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                       380,064
          240,035             U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                         242,577
          425,400             U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                         430,207
          300,000(i)          United States Treasury Bill, 5/28/19                                         299,463
------------------------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $6,720,781)                                                        $ 6,695,041
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------
Number of                                                                 Strike       Expiration
Contracts                     Description   Counterparty   Notional       Price        Date            Value
------------------------------------------------------------------------------------------------------------------
                              OVER THE COUNTER (OTC) CURRENCY PUT
                              OPTIONS PURCHASED -- 0.2%
        1,566,000             Put EUR       Bank of
                              Call USD      America NA     EUR 22,307     EUR 1.15     5/27/19         $    37,586
        1,000,000             Put EUR       Bank of
                              Call USD      America NA     EUR 14,987     EUR 1.15     9/23/19              24,382
          825,000             Put EUR       Bank of
                              Call USD      America NA     EUR 11,993     EUR 1.12     1/17/20              10,665
        1,230,000             Put EUR       Bank of
                              Call USD      America NA     EUR 16,929     EUR 1.13     1/9/20               19,679
                                                                                                       -----------
                                                                                                       $    92,312
------------------------------------------------------------------------------------------------------------------
                              TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
                              OPTIONS PURCHASED
                              (Premiums paid $66,215)                                                  $    92,312
------------------------------------------------------------------------------------------------------------------
                              TOTAL OPTIONS PURCHASED
                              (Premiums paid $66,215)                                                  $    92,312
------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 93.2%
                              (Cost $38,479,554)                                                       $38,048,744
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                               Net          Change in Net
                                                               Realized     Unrealized
                                                   Dividend    Gain         Appreciation
Shares                                             Income      (Loss)       (Depreciation)
------------------------------------------------------------------------------------------------------------------
                              AFFILIATED ISSUER -- 3.6%
                              CLOSED-END FUNDS -- 3.6% of Net Assets
          171,396(j)          Pioneer ILS
                              Interval Fund        $94,988     $ --         $(229,671)                 $ 1,479,151
------------------------------------------------------------------------------------------------------------------
                              TOTAL CLOSED-END FUNDS
                              (Cost $1,707,478)                                                        $ 1,479,151
------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 3.6%
                              (Cost $1,707,478)                                                        $ 1,479,151
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 35

-------------------------------------------------------------------------------------------------------------------
Number of                                                                 Strike       Expiration
Contracts                     Description   Counterparty   Notional       Price        Date            Value
-------------------------------------------------------------------------------------------------------------------
                              OVER THE COUNTER (OTC) CURRENCY CALL
                              OPTIONS WRITTEN -- (0.0)%+
       (1,566,000)            Call EUR      Bank of
                              Put USD       America NA     EUR 22,307     EUR 1.27     5/27/19         $        --
       (1,000,000)            Call EUR      Bank of
                              Put USD       America NA     EUR 14,987     EUR 1.27     9/23/19                (102)
         (825,000)            Call EUR      Bank of
                              Put USD       America NA     EUR 11,993     EUR 1.23     1/17/20              (2,952)
       (1,230,000)            Call EUR      Bank of
                              Put USD       America NA     EUR 16,929     EUR 1.25     1/9/20               (2,457)
                                                                                                       ------------
                                                                                                       $    (5,511)
-------------------------------------------------------------------------------------------------------------------
                              TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
                              OPTIONS WRITTEN
                              (Premiums received $(66,215))                                            $    (5,511)
-------------------------------------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- 3.2%                                     $ 1,284,815
-------------------------------------------------------------------------------------------------------------------
                              NET ASSETS -- 100.0%                                                     $40,807,199
===================================================================================================================

bps        Basis Points.

FREMF      Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

GO         General Obligation.

LIBOR      London Interbank Offered Rate.

PRIME      U.S. Federal Funds Rate.

REMICS     Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2019, the value of these securities amounted to $8,023,034, or 19.7% of net assets.

(TBA)      "To Be Announced" Securities.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2019.

+ Security that used significant unobservable inputs to determine its value.

(a)        Security is perpetual in nature and has no stated maturity date.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at April 30, 2019.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2019.

(d) Floating rate note. Coupon rate, reference index and spread shown at April 30, 2019.

(e)        Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

(f)        Non-income producing security.

(g)        Consists of Revenue Bonds unless otherwise indicated.

(h)        Represents a General Obligation Bond.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j) Affiliated fund managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").

FORWARD FOREIGN CURRENCY CONTRACTS

---------------------------------------------------------------------------------------------------------------------
                                                                                                     Unrealized
Currency                          Currency                                            Settlement     Appreciation
Purchased     In Exchange for     Sold         Deliver          Counterparty          Date           (Depreciation)
---------------------------------------------------------------------------------------------------------------------
AUD              575,000          NZD             (605,375)     Goldman Sachs         6/26/19        $   1,290
                                                                International
COP          639,775,000          USD             (205,798)     Goldman Sachs         5/24/19           (8,150)
                                                                International
CZK           11,565,370          USD             (509,333)     Goldman Sachs         5/24/19           (2,760)
                                                                International
SEK            3,358,005          EUR             (321,812)     Goldman Sachs         5/28/19           (7,212)
                                                                International
NOK            5,313,912          USD             (618,904)     HSBC Bank NA          6/25/19           (1,482)
USD              173,001          MXN           (3,314,602)     JPMorgan Chase        5/24/19           (1,347)
                                                                Bank NA
USD              468,688          TWD          (14,392,464)     JPMorgan Chase        5/24/19            2,230
                                                                Bank NA
AUD              289,392          USD             (205,648)     State Street Bank     5/24/19           (1,484)
                                                                & Trust Co.
CHF              410,623          USD             (416,139)     State Street Bank     5/24/19          (12,161)
                                                                & Trust Co.
EUR            4,808,558          USD           (5,470,007)     State Street Bank     5/24/19          (63,737)
                                                                & Trust Co.
INR           16,386,000          USD             (236,782)     State Street Bank     5/24/19           (2,195)
                                                                & Trust Co.
JPY          477,677,018          USD           (4,358,531)     State Street Bank     5/24/19          (60,257)
                                                                & Trust Co.
JPY           20,700,318          USD             (186,131)     State Street Bank     6/25/19              622
                                                                & Trust Co.
SEK            4,144,917          USD             (443,085)     State Street Bank     6/25/19           (4,241)
                                                                & Trust Co.
USD              101,427          GBP              (76,651)     State Street Bank     5/24/19            1,365
                                                                & Trust Co.
---------------------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                             $(159,519)
=====================================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 37

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

------------------------------------------------------------------------------------------------
Number of
Contracts                          Expiration      Notional       Market          Unrealized
Long          Description          Date            Amount         Value           Appreciation
------------------------------------------------------------------------------------------------
11            Australia            6/17/19         $1,042,187     $1,072,513      $30,326
              10-Year Bond
 6            Canada               6/19/19            610,707        619,040        8,333
              10-Year Bond
 5            Euro BUXL            6/6/19           1,024,590      1,058,926       34,336
              30 Year Bond
 4            Euro-Bund            6/6/19             731,968        741,977       10,009
 1            U.S. Ultra Bond      6/19/19            161,331        164,281        2,950
------------------------------------------------------------------------------------------------
                                                   $3,570,783     $3,656,737      $85,954
================================================================================================

-------------------------------------------------------------------------------------------------
Number of
Contracts                          Expiration      Notional        Market         Unrealized
Short         Description          Date            Amount          Value          (Depreciation)
-------------------------------------------------------------------------------------------------
17            Euro-Bobl            6/6/19          $ 2,519,137     $ 2,535,733    $(16,596)
10            U.S. 5 Year Note     6/28/19           1,147,021       1,156,406      (9,385)
18            U.S. 10 Year Note    6/19/19           2,201,071       2,226,094     (25,023)
17            U.S. 10 Year Ultra   6/19/19           2,208,273       2,240,281     (32,008)
 6            U.S. Long Bond       6/19/19             872,625         884,812     (12,187)
-------------------------------------------------------------------------------------------------
                                                   $ 8,948,127     $ 9,043,326    $(95,199)
-------------------------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                            $(5,377,344)    $(5,386,589)   $ (9,245)
=================================================================================================

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- SELL PROTECTION

--------------------------------------------------------------------------------------------------------------------------
                                                             Annual
Notional                                       Pay/          Fixed     Expiration    Premiums    Unrealized      Market
Amount ($)(1)    Obligation Reference/Index    Receive(2)    Rate      Date          Paid        Appreciation    Value
--------------------------------------------------------------------------------------------------------------------------
597,523          Markit CDX North America
                 High Yield Index Series 32    Receive       5.00%     6/20/24       $39,274     $ 9,772         $ 49,046
==========================================================================================================================

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACT -- SELL PROTECTION

----------------------------------------------------------------------------------------------------------------------------------
                                   Obligation                      Annual
Notional                           Reference/        Pay/          Fixed      Expiration    Premiums      Unrealized      Market
Amount ($)(1)    Counterparty      Index             Receive(2)    Rate       Date          (Received)    Appreciation    Value
----------------------------------------------------------------------------------------------------------------------------------
 50,000          Morgan Stanley    Diamond
                 Capital           Offshore
                 Services LLC      Drilling, Inc.    Receive       1.00%      12/20/19      $(1,873)      $ 2,087         $   214
==================================================================================================================================
TOTAL SWAP CONTRACTS                                                                        $37,401       $11,859         $49,260
==================================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

  ARS     Argentine Peso

  AUD     Australian Dollar

  CHF     Swiss Franc

  COP     Colombian Peso

  CZK     Czech Koruna

  DOP     Dominican Republic Peso

  EGP     Egyptian Pound

  EUR     Euro

  GBP     Great British Pound

  IDR     Indonesian Rupiah

  INR     Indian Rupee

  JPY     Japanese Yen

  MXN     Mexican Peso

  NOK     Norwegian Krone

  NZD     New Zealand Dollar

  SEK     Swedish Krona

  TRY     Turkish Lira

  UYU     Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2019, were as follows:

--------------------------------------------------------------------------------
                                        Purchases             Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government               $  394,635            $ 1,909,347
Other Long-Term Securities              $2,788,147            $10,583,235

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser, serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2019, the Fund did not engage in cross trade activity.

At April 30, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $40,000,066 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                              $ 1,117,326
         Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                               (1,714,512)
                                                                                  -----------
         Net unrealized depreciation                                              $  (597,186)
                                                                                  ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 39

The following is a summary of the inputs used as of April 30, 2019, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------------
                                                  Level 1     Level 2        Level 3     Total
-----------------------------------------------------------------------------------------------------
Convertible Preferred Stocks                      $248,335    $        --    $    --     $   248,335
Asset Backed Securities                                 --        173,575         --         173,575
Collateralized Mortgage Obligations                     --      2,739,839         --       2,739,839
Corporate Bonds                                         --     15,566,396         --      15,566,396
Foreign Government Bonds                                --      8,791,387         --       8,791,387
Insurance-Linked Securities
  Reinsurance Sidecars
   Multiperil -- Worldwide                              --             --     68,517          68,517
Municipal Bonds                                         --        247,555         --         247,555
Senior Secured Floating Rate
  Loan Interests                                        --      3,292,836         --       3,292,836
Supranational Bond                                      --        132,951         --         132,951
U.S. Government and
  Agency Obligations                                    --      6,695,041         --       6,695,041
Over The Counter (OTC) Currency
  Put Options Purchased                                 --         92,312         --          92,312
Affiliated Closed-End Fund                              --      1,479,151         --       1,479,151
-----------------------------------------------------------------------------------------------------
Total Investments in Securities                   $248,335    $39,211,043    $68,517     $39,527,895
=====================================================================================================
Other Financial Instruments
  Over The Counter (OTC) Currency
   Call Option Written                            $     --    $    (5,511)   $    --     $    (5,511)
  Net unrealized depreciation on
   forward foreign currency contracts                   --       (159,519)        --        (159,519)
  Net unrealized depreciation
   on futures contracts                             (9,245)            --         --          (9,245)
  Swap contracts, at value                              --         49,260         --          49,260
-----------------------------------------------------------------------------------------------------
Total Other Financial Instruments                 $ (9,245)   $  (115,770)   $    --     $  (125,015)
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------
                                                                         Insurance-
                                                                         Linked
                                                                         Securities
------------------------------------------------------------------------------------
Balance as of 10/31/18                                                   $ 87,326
Realized gain (loss)(1)                                                        --
Change in unrealized appreciation (depreciation)(2)                       (12,741)
Accrued discounts/premiums                                                     --
Purchases                                                                  40,962
Sales                                                                     (47,030)
Transfer in to Level 3*                                                        --
Transfer out of Level 3*                                                       --
------------------------------------------------------------------------------------
Balance as of 4/30/19                                                    $ 68,517
====================================================================================

(1)   Realized gain (loss) on these securities is included in net realized gain
      (loss) on investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. For the six months ended April 30, 2019, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still held
      and considered Level 3 at April 30, 2019:                                                $(12,741)
                                                                                               --------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 41

Statement of Assets and Liabilities | 4/30/19 (unaudited)

ASSETS:
  Investments in unaffiliated securities, at value (cost $38,479,554)            $38,048,744
  Investments in affiliated securities, at value (cost $1,707,478)                 1,479,151
  Cash                                                                               539,040
  Foreign currencies, at value (cost $412,520)                                       410,286
  Futures collateral                                                                 133,256
  Swaps collateral                                                                    69,884
  Due from broker for futures                                                         31,768
  Variation margin for centrally cleared swap contracts                                  376
  Swap contracts, at value (net premiums paid $37,401)                                49,260
  Receivables --
     Investment securities sold                                                      373,403
     Fund shares sold                                                                 14,801
     Interest                                                                        338,474
     Due from the Adviser                                                             52,219
  Other assets                                                                        28,921
---------------------------------------------------------------------------------------------
       Total assets                                                              $41,569,583
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                             $   325,778
     Fund shares repurchased                                                          14,898
     Distributions                                                                    51,343
     Trustees' fees                                                                      563
     Professional fees                                                                31,401
     Transfer Agent fees                                                              24,636
     Pricing fees                                                                     12,862
     Administrative fees                                                              11,235
  Variation margin for futures contracts                                              14,948
  Due to broker for swaps                                                             49,097
  Written options outstanding (net premiums received $(66,215))                        5,511
  Net unrealized depreciation on forward foreign currency contracts                  159,519
  Net unrealized depreciation on futures contracts                                     9,245
  Due to affiliates                                                                   18,857
  Accrued expenses                                                                    32,491
---------------------------------------------------------------------------------------------
       Total liabilities                                                         $   762,384
=============================================================================================
NET ASSETS:
  Paid-in capital                                                                $42,304,925
  Distributable earnings (loss)                                                   (1,497,726)
---------------------------------------------------------------------------------------------
       Net assets                                                                $40,807,199
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $18,545,023/1,822,956 shares)                                $     10.17
  Class C (based on $8,754,383/858,328 shares)                                   $     10.20
  Class Y (based on $13,507,793/1,316,514 shares)                                $     10.26
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $10.17 net assets value per
     share/100%-4.50% maximum sales charge)                                      $     10.65
=============================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

Statement of Operations (unaudited)
For the Six Months Ended 4/30/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                         $  778,535
  Dividends from affiliated issuers                                              94,988
  Dividends from unaffiliated issuers                                             9,477
----------------------------------------------------------------------------------------------------------
     Total investment income                                                                   $  883,000
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                            $  111,963
  Administrative expense                                                         36,460
  Transfer agent fees
     Class A                                                                     49,147
     Class C                                                                      1,706
     Class Y                                                                      7,007
  Distribution fees
     Class A                                                                     23,218
     Class C                                                                     43,440
  Shareowner communications expense                                               3,643
  Custodian fees                                                                 31,564
  Registration fees                                                              28,436
  Professional fees                                                              31,253
  Printing expense                                                               30,250
  Pricing fees                                                                   21,629
  Trustees' fees                                                                  3,444
  Insurance expense                                                                 417
  Miscellaneous                                                                  16,184
----------------------------------------------------------------------------------------------------------
     Total expenses                                                                            $  439,761
     Less fees waived and expenses reimbursed
       by the Adviser                                                                            (200,855)
----------------------------------------------------------------------------------------------------------
     Net expenses                                                                              $  238,906
----------------------------------------------------------------------------------------------------------
       Net investment income                                                                   $  644,094
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                     $ (584,158)
     Forward foreign currency contracts                                        (362,910)
     Futures contracts                                                           39,455
     Swap contracts                                                              44,937
     Other assets and liabilities denominated in foreign currencies             (69,308)       $ (931,984)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                     $1,834,881
     Investments in affiliated issuers                                         (229,671)
     Written options                                                             30,747
     Forward foreign currency contracts                                          60,670
     Futures contracts                                                         (113,971)
     Swap contracts                                                               9,542
     Other assets and liabilities denominated in foreign currencies               6,692        $1,598,890
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                       $  666,906
----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                         $1,311,000
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 43

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 4/30/19                Year Ended
                                                                 (unaudited)            10/31/18
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                     $    644,094           $  1,416,690
Net realized gain (loss) on investments                              (931,984)            (1,518,415)
Change in net unrealized appreciation (depreciation)
  on investments                                                    1,598,890             (3,298,829)
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                           $  1,311,000           $ (3,400,554)
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($0.12 and $0.05 per share, respectively)              $   (222,730)          $   (114,781)
  Class C ($0.08 and $0.04 per share, respectively)                   (69,520)               (35,907)
  Class Y ($0.13 and $0.06 per share, respectively)                  (231,082)               (78,523)
Tax return of capital:
  Class A ($-- and $0.19 per share, respectively)                          --               (469,180)
  Class C ($-- and $0.11 per share, respectively)                          --               (102,276)
  Class Y ($-- and $0.21 per share, respectively)                          --               (568,688)
-----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                          $   (523,332)          $ (1,369,355)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                $  1,334,653           $ 78,877,441
Reinvestment of distributions                                         237,373                735,353
Cost of shares repurchased                                        (10,482,825)           (73,833,356)
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from Fund
     share transactions                                          $ (8,910,799)          $  5,779,438
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                       $ (8,123,131)          $  1,009,529
-----------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                              $ 48,930,330           $ 47,920,801
-----------------------------------------------------------------------------------------------------
End of period                                                    $ 40,807,199           $ 48,930,330
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------
                                      Six Months          Six Months
                                      Ended               Ended
                                      4/30/19             4/30/19             Year Ended       Year Ended
                                      Shares              Amount              10/31/18         10/31/18
                                      (unaudited)         (unaudited)         Shares           Amount
------------------------------------------------------------------------------------------------------------
Class A
Shares sold                             75,768            $   764,592          1,975,874       $ 21,070,396
Reinvestment of distributions           13,334                134,763             32,537            341,157
Less shares repurchased               (161,174)            (1,626,684)        (2,286,732)       (23,964,912)
------------------------------------------------------------------------------------------------------------
     Net decrease                      (72,072)           $  (727,329)          (278,321)      $ (2,553,359)
============================================================================================================
Class C
Shares sold                             33,460            $   335,680            782,897       $  8,390,073
Reinvestment of distributions            1,876                 19,014              4,183             44,184
Less shares repurchased                (52,430)              (527,218)          (845,759)        (9,033,239)
------------------------------------------------------------------------------------------------------------
     Net decrease                      (17,094)           $  (172,524)           (58,679)      $   (598,982)
============================================================================================================
Class Y
Shares sold                             23,224            $   234,381          4,588,417       $ 49,416,972
Reinvestment of distributions            8,234                 83,596             32,990            350,012
Less shares repurchased               (817,790)            (8,328,923)        (3,874,730)       (40,835,205)
------------------------------------------------------------------------------------------------------------
     Net increase
       (decrease)                     (786,332)           $(8,010,946)           746,677       $  8,931,779
============================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 45

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year        Year        Year       Year       Year
                                                               4/30/19      Ended       Ended       Ended      Ended      Ended
                                                               (unaudited)  10/31/18    10/31/17    10/31/16*  10/31/15*  10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $ 10.00      $ 10.70     $ 10.60     $ 10.40    $ 10.91    $ 10.98
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $  0.15(a)   $  0.24(a)  $  0.30(a)  $  0.31(a) $  0.31(a) $  0.38
  Net realized and unrealized gain (loss) on investments          0.14        (0.70)       0.09        0.25      (0.41)     (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.29      $ (0.46)    $  0.39     $  0.56    $ (0.10)   $  0.34
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $ (0.12)     $ (0.05)    $ (0.19)    $ (0.28)   $ (0.31)   $ (0.35)
  Net realized gain                                                 --           --       (0.06)         --      (0.10)     (0.06)
  Tax return of capital                                             --        (0.19)      (0.04)      (0.08)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.12)     $ (0.24)    $ (0.29)    $ (0.36)   $ (0.41)     (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  0.17      $ (0.70)    $  0.10     $  0.20    $ (0.51)   $ (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.17      $ 10.00     $ 10.70     $ 10.60    $ 10.40    $ 10.91
====================================================================================================================================
Total return (b)                                                  2.91%(c)    (4.41)%      3.75%       5.59%     (1.00)%     3.16%
Ratio of net expenses to average net assets                       1.00%(d)     1.00%       1.00%       1.00%      1.00%      1.01%
Ratio of net investment income (loss) to average net assets       2.93%(d)     2.31%       2.83%       2.99%      2.87%      3.57%
Portfolio turnover rate                                              7%(c)       64%         70%         37%        34%        51%
Net assets, end of period (in thousands)                       $18,545      $18,954     $23,252     $13,579    $12,737    $11,601
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                            2.21%(d)     1.99%       2.13%       2.67%      2.67%      2.52%
  Net investment income (loss) to average net assets              1.72%(d)     1.32%       1.70%       1.32%      1.20%      2.06%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year        Year        Year       Year       Year
                                                               4/30/19      Ended       Ended       Ended      Ended      Ended
                                                               (unaudited)  10/31/18    10/31/17    10/31/16*  10/31/15*  10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $10.03       $10.73      $ 10.63     $10.43     $10.94     $11.01
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $ 0.10(a)    $ 0.16(a)   $  0.21(a)  $ 0.22(a)  $ 0.21(a)  $ 0.29
  Net realized and unrealized gain (loss) on investments         0.15        (0.71)        0.09       0.25      (0.41)     (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $ 0.25       $(0.55)     $  0.30     $ 0.47     $(0.20)    $ 0.24
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $(0.08)      $(0.04)     $ (0.10)    $(0.19)    $(0.21)    $(0.25)
  Net realized gain                                                --           --        (0.06)        --      (0.10)     (0.06)
  Tax return of capital                                            --        (0.11)       (0.04)     (0.08)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $(0.08)      $(0.15)     $ (0.20)    $(0.27)    $(0.31)    $(0.31)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ 0.17       $(0.70)     $  0.10     $ 0.20     $(0.51)    $(0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $10.20       $10.03      $ 10.73     $10.63     $10.43     $10.94
====================================================================================================================================
Total return (b)                                                 2.50%(c)    (5.19)%       2.88%      4.67%     (1.87)%     2.24%
Ratio of net expenses to average net assets                      1.85%(d)     1.81%        1.81%      1.90%      1.90%      1.91%
Ratio of net investment income (loss) to average net assets      2.09%(d)     1.53%        2.00%      2.10%      1.96%      2.67%
Portfolio turnover rate                                             7%(c)       64%          70%        37%        34%        51%
Net assets, end of period (in thousands)                       $8,754       $8,781      $10,024     $4,370     $4,113     $4,156
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                           2.47%(d)     2.14%        2.21%      2.53%      2.56%      2.71%
  Net investment income (loss) to average net assets             1.47%(d)     1.20%        1.60%      1.46%      1.30%      1.87%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 47

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year        Year        Year       Year       Year
                                                               4/30/19      Ended       Ended       Ended      Ended      Ended
                                                               (unaudited)  10/31/18    10/31/17    10/31/16*  10/31/15*  10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $ 10.08      $ 10.80     $ 10.69     $ 10.50    $ 11.00    $ 11.07
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $  0.16(a)   $  0.26(a)  $  0.33(a)  $  0.34(a) $  0.33(a)    0.42
  Net realized and unrealized gain (loss) on investments          0.15        (0.71)       0.10        0.24      (0.39)     (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.31      $ (0.45)    $  0.43     $  0.58    $ (0.06)      0.37
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $ (0.13)     $ (0.06)    $ (0.22)    $ (0.31)   $ (0.34)   $ (0.38)
  Net realized gain                                                 --           --       (0.06)         --      (0.10)     (0.06)
  Tax return of capital                                             --        (0.21)      (0.04)      (0.08)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.13)     $ (0.27)    $ (0.32)    $ (0.39)   $ (0.44)   $ (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  0.18      $ (0.72)    $  0.11     $  0.19    $ (0.50)     (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.26      $ 10.08     $ 10.80     $ 10.69    $ 10.50    $ 11.00
====================================================================================================================================
Total return (b)                                                  3.13%(c)    (4.29)%      4.10%       5.73%     (0.62)%     3.42%
Ratio of net expenses to average net assets                       0.75%(d)     0.75%       0.75%       0.75%      0.75%      0.76%
Ratio of net investment income (loss) to average net assets       3.21%(d)     2.46%       3.10%       3.24%      3.12%      3.81%
Portfolio turnover rate                                              7%(c)       64%         70%         37%        34%        51%
Net assets, end of period (in thousands)                       $13,508      $21,195     $14,645     $10,767    $12,178    $12,525
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                            1.45%(d)     1.14%       1.17%       1.41%      1.39%      1.50%
  Net investment income (loss) to average net assets              2.51%(d)     2.07%       2.68%       2.59%      2.48%      3.07%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

Notes to Financial Statements | 4/30/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Multisector Income Fund (the "Fund") is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide a high level of current income.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of April 30, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 49 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

50 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 51

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At April 30, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

52 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

      All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 53

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Distribution in excess                                         $  229,221
      Return of capital                                               1,140,144
      --------------------------------------------------------------------------
         Total                                                       $1,369,355
      ==========================================================================

      The following shows the components of distributable losses on a federal income tax basis at October 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Current year dividend payable                                 $   (43,968)
      Unrealized depreciation                                        (2,241,426)
      --------------------------------------------------------------------------
         Total                                                      $(2,285,394)
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized depreciation is attributable to the adjustments related to sidecars, the mark-to-market of forward, swaps and futures contracts, and interest accruals on preferred stock.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $244 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions

54 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 55

      Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars),

56 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

      Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund's investment in Pioneer ILS Interval Fund at April 30, 2019, is listed in the Schedule of Investments.

I.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 57 investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the six months ended April 30, 2019, was $71,245. Open purchased options at April 30, 2019, are listed in the Fund's Schedule of Investments.

J.    Option Writing

      The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The average market value of written options for the six months ended April 30, 2019, was $(10,611). Open written options contracts at April 30, 2019, are listed in the Fund's Schedule of Investments.

K.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

58 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

      At April 30, 2019, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the six months ended April 30, 2019, was $11,703,734. Open forward foreign currency contracts outstanding at April 30, 2019, are listed in the Schedule of Investments.

L.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the six months ended April 30, 2019, was $(4,488,207). Open futures contracts outstanding at April 30, 2019, are listed in the Schedule of Investments.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 59

M.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments

60 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the six months ended April 30, 2019, was $38,257. Open credit default swap contracts at April 30, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% of the of the Fund's average daily net assets over $1 billion. Prior to October 1, 2018, Management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets. For the six months ended April 30, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio's assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended April 30, 2019, the Adviser waived $13,208 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 61

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through March 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2019, are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,028 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                  $2,397
Class C                                                                   1,108
Class Y                                                                     138
--------------------------------------------------------------------------------
 Total                                                                   $3,643
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution

62 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,829 in distribution fees payable to the Distributor at April 30, 2019.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2019, CDSCs in the amount of $20 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds'), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2019, the Fund had no borrowings under the credit facility.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 63

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2019.

64 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

----------------------------------------------------------------------------------------------------------------
                             Derivative
                             Assets
                             Subject to         Derivatives     Non-Cash         Cash             Net Amount
                             Master Netting     Available       Collateral       Collateral       of Derivative
Counterparty                 Agreement          for Offset      Received (a)     Received (a)     Assets (b)
----------------------------------------------------------------------------------------------------------------
Bank of America NA           $92,312            $ (5,511)       $ --             $ --             $86,801
Goldman Sachs
 International                 1,290              (1,290)         --               --                  --
HSBC Bank NA                      --                  --          --               --                  --
JPMorgan Chase
 Bank NA                       2,230              (1,347)         --               --                 883
Morgan Stanley
 Capital Services LLC          2,087                  --          --               --               2,087
State Street Bank &
 Trust Co.                     1,987              (1,987)         --               --                  --
----------------------------------------------------------------------------------------------------------------
 Total                       $99,906            $(10,135)       $ --             $ --             $89,771
================================================================================================================

------------------------------------------------------------------------------------------------------------
                             Derivative
                             Liabilities
                             Subject to        Derivatives    Non-Cash       Cash           Net Amount
                             Master Netting    Available      Collateral     Collateral     of Derivative
Counterparty                 Agreement         for Offset     Pledged (a)    Pledged (a)    Liabilities (c)
------------------------------------------------------------------------------------------------------------
Bank of America NA           $  5,511          $ (5,511)      $ --           $ --           $     --
Goldman Sachs
 International                 18,122            (1,290)        --             --             16,832
HSBC Bank NA                    1,482                --         --             --              1,482
JPMorgan Chase
 Bank NA                        1,347            (1,347)        --             --                 --
Morgan Stanley
 Capital Services LLC              --                --         --             --                 --
State Street Bank &
 Trust Co.                    144,075            (1,987)        --             --            142,088
------------------------------------------------------------------------------------------------------------
 Total                       $170,537          $(10,135)      $ --           $ --           $160,402
============================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 65

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2019 was as follows:

------------------------------------------------------------------------------------------------
                                                             Foreign
Statement of Assets                 Interest      Credit     Exchange     Equity     Commodity
and Liabilities                     Rate Risk     Risk       Rate Risk    Risk       Risk
------------------------------------------------------------------------------------------------
Assets
 Options purchased*                 $   --        $    --    $ 92,312     $ --       $ --
 Swap contracts, at value               --         49,260          --       --         --
------------------------------------------------------------------------------------------------
 Total Value                        $   --        $49,260    $ 92,312     $ --       $ --
================================================================================================
Liabilities
 Written options outstanding        $   --        $    --    $  5,511     $ --       $ --
 Net unrealized depreciation
    on forward foreign
    currency contracts                  --             --     159,519       --         --
 Net unrealized depreciation
    on futures contracts             9,245             --          --       --         --
------------------------------------------------------------------------------------------------
 Total Value                        $9,245        $    --    $165,030     $ --       $ --
================================================================================================

* Reflects the market value of purchased option contracts (see Note 1I.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.


66 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2019 was as follows:

-----------------------------------------------------------------------------------------------------
                                                                 Foreign
Statement of                        Interest       Credit        Exchange       Equity     Commodity
Operations                          Rate Risk      Risk          Rate Risk      Risk       Risk
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Forward foreign
    currency contracts              $      --      $    --       $(362,910)     $ --       $ --
 Futures contracts                     39,455           --              --        --         --
 Swap contracts                            --       44,937              --        --         --
-----------------------------------------------------------------------------------------------------
 Total Value                        $  39,455      $44,937       $(362,910)     $ --       $ --
=====================================================================================================
Change in net unrealized
 appreciation
 (depreciation) on:
 Options purchased*                 $      --      $    --       $    (435)     $ --       $ --
 Written options                           --           --          30,747        --         --
 Forward foreign
    currency contracts                     --           --          60,670        --         --
 Futures contracts                   (113,971)          --              --        --         --
 Swap contracts                            --       (9,542)             --        --         --
-----------------------------------------------------------------------------------------------------
 Total Value                        $(113,971)     $(9,542)      $  90,982      $ --       $ --
=====================================================================================================

* Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.


         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19 67

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                         Chief Financial and
Lisa M. Jones                                Accounting Officer
Lorraine H. Monchak                        Christopher J. Kelley, Secretary and
Marguerite A. Piret                          Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

68 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
         ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 21910-11-0619


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 1, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 1, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 1, 2019

* Print the name and title of each signing officer under his or her signature.